UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2011

Municipal Fixed Income Funds
High Yield Municipal
Municipal Income
Short Duration Tax-Free

Goldman Sachs Municipal Fixed Income Funds

■	GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

■	GOLDMAN SACHS MUNICIPAL INCOME FUND

■	GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	6

Schedules of Investments	24

Financial Statements	72

Financial Highlights	76

Notes to the Financial Statements	82

Report of Independent Registered Public Accounting Firm	95

Other Information	96

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The following is not a complete list of the risks that may affect the Funds. For additional information concerning the risks that may affect the Funds, please see the Funds’ prospectus.

The High Yield Municipal Fund invests primarily in high yield municipal fixed income securities that, at the time of purchase, are medium quality or non-investment grade, the interest on which is exempt from regular federal income tax. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk, interest rate risk, call risk, and extension risk. High yield, lower rated securities involve greater price volatility and present greater risks, including greater liquidity risk, than higher rated fixed income securities. Non-investment grade fixed income securities are considered speculative. Such securities and unrated securities of comparable credit quality are subject to a higher risk of an issuer’s inability to meet principal and interest payment obligations. The Fund is subject to the risk that the liquidity of particular issuers or industries, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. An inability to sell an illiquid portfolio position can adversely affect the Fund’s NAV and/or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments. Additionally, because the Fund may concentrate its investments in particular sectors (for example, specific states or specific types of municipal securities), the Fund is subject to greater risk of loss as a result of adverse events affecting those sectors than if its investments were not so concentrated.

The Fund may invest in securities whose income is subject to the federal alternative minimum tax and state income tax. Certain shareholders, including clients or affiliates of the investment adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may impact the Fund’s liquidity and NAV. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax exempt or deferred accounts.

The Municipal Income Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax. The Fund may invest up to 100% of its net assets in private activity bonds, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

The Short Duration Tax-Free Fund invests primarily in municipal fixed income securities, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax. Under normal circumstances, the Fund may invest up to 20% of its portfolio in securities, including private activity bonds and taxable investments, whose income may be subject to the federal alternative minimum tax. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default risk and interest rate risk. The Fund may be adversely impacted by changes in tax law rates and policies, and is not suited for IRAs or other tax-exempt or deferred accounts.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

What Differentiates the Goldman Sachs Asset Management Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■ Include domestic investment options, tax-free income opportunities, and access to areas of specialization
■ Capitalize on GSAM’s industry-renowned credit research capabilities
■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Municipal Fixed Income Funds

Market Review

The municipal bond market shifted course during the 12 months ended March 31, 2011 (the “Reporting Period”).

Municipal bond prices rose during the first half of the Reporting Period as increasing numbers of investors moved out of low-yielding money market funds and into longer duration municipals. The heightened demand drove down yields, which generally move in the opposite direction of bond prices, across the entire municipal yield curve, or spectrum of maturities. As a result, the municipal yield curve flattened slightly during the first half of the Reporting Period, meaning the difference in yields between shorter-term and longer-term municipal securities narrowed.

The yield declines on longer maturity municipal bonds, especially those with maturities of 12 years and longer, were driven by several factors, including a slowdown in economic growth, robust demand for both investment grade and high yield municipal bonds, and a shortage of tax-exempt supply. The issuance of taxable municipal bonds called Build America Bonds (“BAB”) resulted in a nearly one-to-one transfer of available supply from the tax-exempt market to the taxable market. The BAB program, which was introduced through the federal government’s fiscal stimulus package, provided states and municipalities with increased incentive to issue debt through the taxable municipal bond market, thereby attracting the interest of non-traditional municipal buyers, such as institutions and foreign investors.

BABs were supportive not only of market technicals—that is, supply and demand, but also of market fundamentals. BAB issuers received a 35% federal rebate on the interest they paid bond holders, so they were a successful mode of debt issuance for issuers. In other words, states and municipalities—which are grappling with budgetary shortfalls as a result of decreasing tax revenues—were able to reduce their financing costs via BABs.

During the second half of the Reporting Period, sparked by improving economic conditions and higher inflation expectations, municipal bond yields trended higher (and thus prices trended lower) in line with a sell-off in the U.S. Treasury market. Weakness in municipal bond prices was compounded by investment outflows from municipal bond mutual funds and investor uncertainty about the fate of the BAB program. Indeed, at the end of 2010, the U.S. government allowed the BAB program to expire as scheduled, and thus many observers anticipated increased longer duration tax-exempt supply during 2011.

As municipal bond prices declined, yields rose with the greatest increases occurring among the intermediate- and longer-term maturities, especially those nine years and longer. Shorter-term yields, particularly in maturities of eight years and shorter, remained generally unchanged, largely because of continuing demand for shorter duration investments. As a result, during the second half of the Reporting Period, the municipal yield curve steepened significantly, ending the Reporting Period steeper than it began. (A steepening yield curve means that longer term yields are increasingly higher than shorter term yields.)

The tax-exempt bond market also attracted significant media attention during the second half of the Reporting Period. States and municipalities confronted a number of challenges, including budgetary stresses, underfunded pension liabilities and decreasing stimulus from the federal government. Some observers expressed concern about the near-term potential for a wave of municipal bond defaults. However, many municipal market participants and strategists noted that states and municipalities continued to have ample tools to address such challenges.

MARKET REVIEW

We have found that at the bottom of an economic cycle, spending reductions tend to lag revenue declines, largely because of the political costs associated with cutting big-ticket spending. As a result, budget imbalances often arise during recessions. State spending trends also tend to be more volatile than the overall economy, as dramatic spending cuts may be required to bring expenditures in line with revenues. However, we have seen progress. States’ fiscal year 2010-2011 was the third consecutive year in which state legislatures cut their general fund spending plans to close budget gaps. The process may be difficult, but we believe that states and municipalities will continue addressing their budget challenges using a combination of revenue increases and expenditure cuts. For many, these efforts are likely to result, in our view, in new “base-line” spending levels similar to those seen in 2007.

In addition, because of renewed economic growth and tax increases, there was improvement on the revenue side of the equation. During all four quarters of the Reporting Period, many states experienced revenue expansion, a trend we expect to continue. However, municipalities may find their property tax based revenues suppressed by the decline in underlying property values. The impact is likely to be uneven. Many local governments can simply increase their property tax rates to obtain the necessary level of tax receipts. Others may be able to dampen property tax volatility through local tax policy and could potentially avoid a significant decline in receipts. Also, as states cut back to balance their budgets, municipalities may have to adjust to declining state revenue distribution. As a result, to close their own budget gaps, municipal governments may need to make more aggressive spending cuts and revenue enhancements, including tax increases.

Overall, during the Reporting Period, higher quality municipal bonds outperformed lower quality municipal bonds. The strongest performing investment grade municipal sectors, as represented by the Barclays Capital Aggregate Municipal Bond Index, were municipal electric authority revenue bonds and water/sewer bonds. The weakest performers during the Reporting Period were tobacco bonds, industrial development revenue bonds and pollution control revenue bonds.

High Yield Municipal Market

High yield municipal bonds provided mixed results during the Reporting Period with strong positive returns during the first half of the Reporting Period and weaker performance during the second half of the Reporting Period. The high yield municipal bond market, as measured by the Barclays Capital High Yield Municipal Bond Index, returned 3.28%.

During the first half of the Reporting Period, high yield municipal yields declined in line with investment grade municipal yields. Prices rose, driven by strong investor demand and diminished tax-exempt supply due in part to the success of the BAB program. During the second half of the Reporting Period, the high yield municipal market sold off in line with the U.S. Treasury and investment grade municipal markets. A confluence of factors drove the sector downturn, including investment outflows from mutual funds, inflation concerns and negative media reports about the municipal market.

MARKET REVIEW

The spread, or difference in yields, between high yield municipal bonds, as represented by the Barclays Capital High Yield Municipal Bond Index, and investment grade municipal bonds, as represented by the Barclays Capital Aggregate Municipal Bond Index, widened during the first half of the Reporting Period from 3.34% to 3.48%, as compared to the historic average of 2.67%. The spread tightened modestly during the second half of the Reporting Period from 3.48% to 3.41%. At the end of the Reporting Period, the spread between high yield and investment grade municipal bonds implied a default rate significantly higher than the market reality and greater than we anticipate in the near future. Relative to historic norms, high yield municipal bonds remained cheap at the end of the Reporting Period, offering a potential source of value and higher return opportunities for tax-conscious investors.

Looking Ahead

In our opinion, the tax-exempt market had been operating in a vacuum since late 2009. Shifts in the broader fixed income markets had only a limited impact on municipal yields. However, this pattern ended during the Reporting Period, and we expect the municipal bond market to be more volatile relative to the U.S. Treasury market in the months ahead.

During the first quarter of 2011, tax-exempt supply was approximately $47 billion—the lowest in more than a decade. Supply was low because many states and municipalities had moved up their funding needs into late 2010 by increasing their BAB issuance. According to some industry estimates, approximately $300 billion in municipal debt will be issued in 2011 as compared to $432 billion in 2010 and an average of $399 billion in each of the previous six years. This low supply environment may be supportive for the supply/demand balance, or what is known in the industry as market technicals, as 2011 progresses.

We expect the media attention on municipal bonds to continue until at least July, the start of most states’ fiscal year, as governors and state legislatures debate their budgets, especially since additional financial aid from the U.S. government will not be forthcoming. Nevertheless, we expect the credit environment to remain relatively stable. Although there may be some defaults, we do not expect the municipal default rate to spike as some have suggested. Rather, in our opinion, the municipal default rate is likely to approximate that of recent years.

Although revenues are improving for states and municipalities, the pace of the revenue expansion is unlikely to be as steep as was the decline, leaving fiscal managers with difficult decisions on both sides of the budgetary ledger. To reduce costs, many are recasting their management structure through the consolidation of agencies and departments, among other strategies. Some may have to reset their expense baseline and slim the size of government by rolling back services to 2007 levels. We also expect to see more municipal pension reform, continuing what began in earnest during 2010. In our view, this combination of improved revenue trends, pension reform and government slimming points to an improved credit outlook over time.

PORTFOLIO RESULTS

High Yield Municipal Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs High Yield Municipal Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated average annual total returns, without sales charges, of -0.24%, -0.99%, -0.87% and 0.09%, respectively. These returns compare to the 2.62% average annual total return of the Fund’s benchmark, the High Yield Municipal Fund Composite Index (“High Yield Municipal Composite”), during the same time period. During the period from inception on July 30, 2010 to March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of -3.06%. This compares to the -1.35% cumulative total return of the High Yield Municipal Composite during the same time period.

The High Yield Municipal Fund Composite is comprised 40% of the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested) and 60% of the Barclays Capital High Yield Municipal Bond Index (with dividends reinvested), which generated cumulative total returns of 1.63% and 3.28%, respectively, during the Reporting period and -1.63% and -1.17%, respectively during the period ended July 30, 2010 to March 31, 2011.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve positioning detracted most from relative performance during the Reporting Period. Sector and issue selection provided mixed results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund’s performance was hampered by its overweighted positions relative to the High Yield Municipal Composite in tobacco bonds, California general obligation (GO) bonds and Puerto Rico GO bonds. Also detracting from results were underweighted positions in municipal essential service bonds, particularly water/sewer bonds and electric authority revenue bonds. The Fund’s underweighted exposure relative to the High Yield Municipal Composite in pre-refunded municipal bonds was also a drag on results. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

On the positive side, the Fund benefited from its overweighted allocation relative to the High Yield Municipal Composite in hospital bonds. We maintained an overweight to the hospital sector because of what we considered to be its favorable risk/return characteristics. The hospital sector continued to benefit from stricter expense management. In addition, non-profit hospitals appeared to be attractive merger or acquisition candidates.

Issue selection among industrial development revenue bonds, pollution control revenue bonds and land-backed municipal bonds also added value during the Reporting Period. Additionally, the Fund’s underweighted allocation to Illinois GO bonds enhanced relative returns. These bonds underperformed, largely because of headlines about the state’s struggle to balance its budget.

PORTFOLIO RESULTS

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	As yields increased during the Reporting Period, the Fund’s long duration position on the municipal yield curve, or spectrum of maturities, detracted from its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As mentioned in the Market Review, the prices of longer maturity municipal bonds declined (and their yields rose) in correlation with the U.S. Treasury market. Yields also increased in response to mutual fund investment outflows, expectations of increased long-dated tax-exempt supply in 2011 given the expiration of the BAB program, and perceptions about the creditworthiness of states and municipalities.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also, in seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates—the interest rate they pay generally increases as short-term interest rates fall—and they therefore have the potential to increase the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We increased the Fund’s exposure to hospital bonds and redevelopment agency bonds. We significantly decreased the Fund’s exposure to electric authority revenue bonds and state/local GO bond. We slightly reduced the Fund’s positions in toll revenue bonds and tobacco bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight hospital bonds relative to the High Yield Municipal Composite. It was underweight state and local GO bonds.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to maintain our unconstrained approach in which we focus on seeking attractive risk/return opportunities across all maturities along the municipal bond yield curve and inclusive of all credit qualities. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Barclays Capital High Yield Municipal Bond Index.

FUND BASICS

High Yield Municipal Fund
as of March 31, 2011

PERFORMANCE REVIEW

			Barclays	Barclays
	Fund		Capital	Capital
	Total	High Yield	Aggregate	High Yield	30-Day	30-Day	30-Day
	Return	Municipal	Municipal	Municipal	Taxable	Standardized	Standardized
April 1, 2010–	(based	Fund	Bond	Bond	Equivalent	Subsidized	Unsubsidized
March 31, 2011	on NAV)[1]	Composite[2]	Index[3]	Index[4]	Yield[5]	Yield[6]	Yield[6]

Class A	-0.24%	2.62%	1.63%	3.28%	8.40%	5.46%	5.43%
Class B	-0.99	2.62	1.63	3.28	7.65	4.97	4.93
Class C	-0.87	2.62	1.63	3.28	7.65	4.97	4.94
Institutional	0.09	2.62	1.63	3.28	9.35	6.08	6.05

July 30, 2010–
March 31, 2011

Class IR	-3.06%	-1.35%	-1.63%	-1.17%	9.26%	6.02%	5.98%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The High Yield Municipal Fund Composite Index is comprised of the Barclays Capital Aggregate Municipal Bond Index (40%) and the Barclays Capital High Yield Municipal Bond Index (60%).

[3]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 45,000 investment grade, fixed rate, tax-exempt issues, with a remaining maturity of at least one year. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays Capital High Yield Municipal Bond Index is an unmanaged index made up of bonds that are non-investment grade, or unrated by Moody’s Investors Service with a remaining maturity of at least one year. The Index does not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

[6]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[7]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-4.75%	-2.48%	2.17%	2.88%	4/3/00
Class B8	-5.94	-2.71	2.01	2.74	4/3/00
Class C	-1.86	-2.31	1.87	2.54	4/3/00
Institutional	0.09	-1.25	3.02	3.70	4/3/00
Class IR	N/A	N/A	N/A	-3.06	7/30/10

[7]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[8]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 60 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[9]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.91%	0.93%
Class B	1.66	1.68
Class C	1.66	1.68
Institutional	0.57	0.59
Class IR	0.66	0.68

[9]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[10]

Percentage of Net Assets

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
March 31, 2011

The following graph shows the value as of March 31, 2011, of a $10,000 investment made on April 3, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays Capital Aggregate Municipal Bond Index, the Barclays Capital High Yield Municipal Bond Index and the High Yield Municipal Fund Composite Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

High Yield Municipal Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 3, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced April 3, 2000)
Excluding sales charges	–0.24%	–1.58%	2.64%	3.31%
Including sales charges	–4.75%	–2.48%	2.17%	2.88%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	–0.99%	–2.31%	2.01%	2.74%
Including contingent deferred sales charges	–5.94%	–2.71%	2.01%	2.74%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	–0.87%	–2.31%	1.87%	2.54%
Including contingent deferred sales charges	–1.86%	–2.31%	1.87%	2.54%

Institutional Shares (Commenced April 3, 2000)	0.09%	–1.25%	3.02%	3.70%

Class IR (Commenced July 30, 2010)	N/A	N/A	N/A	–3.06%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Municipal Income Fund

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Municipal Income Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 0.20%, -0.55%, -0.61%, 0.55% and -0.03%, respectively. These returns compare to the 1.63% average annual total return of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (the “Index”), during the same time period. During the period from inception on July 30, 2010 to March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of -2.40%. This compares to the -1.63% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s duration and yield curve strategy detracted from relative performance during the Reporting Period. Sector and issue selection provided mixed results.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	An underweighted position in Illinois general obligation bonds (GO) contributed to the Fund’s relative returns. These bonds underperformed, largely because of headlines about the state’s struggle to balance its budget. An overweighted allocation relative to the Index and issue selection within the hospital sector was also advantageous.

Detracting was the Fund’s overweighted position in tobacco-backed bonds, which performed poorly during the Reporting Period because of a ratings downgrade. The Fund was also hampered by an overweighted position and issue selection in California GO bonds. In addition, the Fund’s overall underweighted allocations relative to the Index in state and local GO bonds dampened its results, as state and local GO bonds outperformed the Index during the Reporting Period.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	As yields rose during the Reporting Period, the Fund’s long duration position on the municipal yield curve, or spectrum of maturities, detracted from its relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. As mentioned in the Market Review, the prices of longer maturity municipal bonds declined (and their yields rose) in correlation with the U.S. Treasury market. Yields also increased in response to mutual fund investment outflows, expectations of increased long-dated tax-exempt supply in 2011 given the expiration of the BAB program, and perceptions about the creditworthiness of states and municipalities.

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also, in seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates—the interest rate they pay generally increases as short-term interest rates fall—and they therefore have the potential to increase the Fund’s income.

PORTFOLIO RESULTS

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	We made opportunistic investments in issues and sectors most influenced by perceived credit fears. For example, during the Reporting Period, we increased the Fund’s position in Illinois GO bonds.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight hospital bonds relative to the Index. The Fund was underweight relative to the Index in state and local GO bonds and pre-refunded municipal bonds. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities along the entire municipal bond yield curve and across the spectrum of investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index.

FUND BASICS

Municipal Income Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital		30-Day	30-Day
		Aggregate	30-Day Taxable	Standardized	Standardized
April 1, 2010–	Fund Total Return	Municipal	Equivalent	Subsidized	Unsubsidized
March 31, 2011	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[4]	Yield[4]

Class A	0.20%	1.63%	6.18%	4.02%	3.97%
Class B	-0.55	1.63	5.25	3.41	3.36
Class C	-0.61	1.63	5.26	3.42	3.37
Institutional	0.55	1.63	6.95	4.52	4.46
Service	-0.03	1.63	6.20	4.03	3.97

July 30, 2010–
March 31, 2011

Class IR	-2.40%	-1.63%	6.83%	4.44%	4.38%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital Aggregate Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 45,000 investment grade, fixed rate, tax-exempt issues, with a remaining maturity of at least one year. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-3.57%	1.72%	3.41%	4.32%	7/20/93
Class B6	-5.52	1.33	3.17	4.14	5/1/96
Class C	-1.60	1.75	3.03	3.34	8/15/97
Institutional	0.55	2.87	4.19	4.50	8/15/97
Service	-0.03	2.32	3.67	4.01	8/15/97
Class IR	N/A	N/A	N/A	-2.40	7/30/10

[5]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum initial sales charge applicable to Class A Shares was 4.5%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[6]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.98%
Class B	1.63	1.73
Class C	1.63	1.73
Institutional	0.54	0.64
Service	1.04	1.14
Class IR	0.63	0.73

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[8]

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
March 31, 2011

The following graph shows the value as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Class A Shares (with the maximum sales charge of 3.75%). For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital Aggregate Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Municipal Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 20, 1993)
Excluding sales charges	0.20%	2.51%	3.81%	4.55%
Including sales charges	–3.57%	1.72%	3.41%	4.32%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	–0.55%	1.74%	3.17%	4.14%
Including contingent deferred sales charges	–5.52%	1.33%	3.17%	4.14%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	–0.61%	1.75%	3.03%	3.34%
Including contingent deferred sales charges	–1.60%	1.75%	3.03%	3.34%

Institutional Shares (Commenced August 15, 1997)	0.55%	2.87%	4.19%	4.50%

Service Shares (Commenced August 15, 1997)	–0.03%	2.32%	3.67%	4.01%

Class IR (Commenced July 30, 2010)	N/A	N/A	N/A	–2.40%	*

*	Total return for periods of less than one year represents cumulative total return.

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Investment Objective

The Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Municipal Fixed Income Investment Management Team discusses the Fund’s performance and positioning for the 12-month period ended March 31, 2011 (the “Reporting Period”).

Q	How did the Goldman Sachs Short Duration Tax-Free Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 1.52%, 0.91%, 0.94%, 1.86% and 1.26%, respectively. These returns compare to the 1.99% average annual total return of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested) (the “Index”), during the same time period. During the period from inception on July 30, 2010 to March 31, 2011, the Fund’s Class IR Shares generated a cumulative total return, without sales charges, of 0.17%. This compares to the 0.37% cumulative total return of the Index during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Sector and issue selection detracted most from the Fund’s relative performance during the Reporting Period. The Fund’s duration and yield curve strategy contributed positively.

Q	Which municipal bond market sectors most significantly affected Fund performance?

A	The Fund was hampered by its overweighted allocation relative to the Index in tobacco-backed bonds, which performed poorly during the Reporting Period because of a ratings downgrade. An overweighted allocation to Illinois general obligation (GO) bonds also detracted from relative results. These bonds underperformed, largely because of headlines about the state’s struggle to balance its budget.

The Fund’s position in Federal Home Loan Bank (FHLB) agency securities contributed to results. Early in the Reporting Period, when the yield ratio between municipal securities and comparable-duration U.S. Treasuries was narrow, we found FHLB agency securities (which are agency debentures) attractive on an after-tax basis and added a select number of FHLB agency securities to the Fund. We eliminated the position, taking profits, as municipal bond prices declined later in the Reporting Period and reinvested the proceeds in a variety of municipal bonds. Agency debentures, which are debt instruments issued by a government agency or government sponsored enterprise, are backed by the integrity and creditworthiness of their issuer.

Q	How did duration and yield curve positioning decisions affect the Fund’s performance?

A	The Fund’s slightly long duration position relative to the Index contributed to its performance as yields in the shorter maturities declined during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates.

The Fund’s yield curve positioning also had a positive impact on results. Because yields on the shortest maturities declined very little, the Fund’s overweighted exposure to maturities in five- to six-year maturities, which outperformed shorter maturities during the Reporting Period, added to results. Yield curve indicates the spectrum of maturities within a particular sector.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives during the Reporting Period?

A	The Fund used municipal credit default swaps as we sought to capture the upside potential of select securities that were trading below what we considered their intrinsic value.

Also, in seeking to achieve its investment objective, and as market conditions warranted during the Reporting Period, the Fund used municipal inverse variable rate securities to take advantage of changes in interest rates. These securities have an inverse relationship to short-term interest rates—the interest rate they pay generally increases as short-term interest rates fall—and they therefore have the potential to increase the Fund’s income.

Q	What changes did you make in the Fund’s weightings and investments during the Reporting Period?

A	To capture additional yield for the Fund, we took advantage of what we considered to be attractive opportunities among lower-rated securities. As mentioned earlier, we selectively purchased FHLB agency securities, eliminating the position when municipal prices declined. Also, as market sentiment changed about the potential for interest rate increases and higher inflation, we allowed the Fund’s duration position to shorten slightly.

Q	How was the Fund positioned relative to its benchmark index at the end of Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight hospital and local GO bonds relative to the Index. It was neutral in water/sewer revenue bonds and underweight pre-refunded bonds compared to the Index. Pre-refunding, also known as advance refunding, is a procedure in which a municipality issues a second bond at a lower interest rate, and uses the proceeds from the sale of the second bond to invest in “escrow collateral” for the first bond. The escrow collateral is typically in Treasury securities. Pre-refunded municipal bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow collateral, they often increase in value—sometimes significantly.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue managing the Fund to seek opportunities in the short-term end of the municipal bond yield curve, including investment grade credits. We will continue to monitor the changing dynamic between agencies and municipals, seeking to keep the Fund invested in the most tax-efficient manner. Based on shifts in interest rates, we intend to maintain an appropriate duration target relative to the Index. We may adjust the Fund’s duration position if we see a broad change in interest rates.

FUND BASICS

Short Duration Tax-Free Fund
as of March 31, 2011

PERFORMANCE REVIEW

		Barclays Capital		30-Day	30-Day
		1-3 Year	30-Day Taxable	Standardized	Standardized
April 1, 2010–	Fund Total Return	Municipal	Equivalent	Subsidized	Unsubsidized
March 31, 2011	(based on NAV)[1]	Bond Index[2]	Yield[3]	Yield[4]	Yield[4]

Class A	1.52%	1.99%	2.48%	1.61%	1.57%
Class B	0.91	1.99	1.58	1.03	1.00
Class C	0.94	1.99	1.91	1.24	1.20
Institutional	1.86	1.99	3.03	1.97	1.93
Service	1.26	1.99	2.28	1.48	1.44

July 30, 2010–
March 31, 2011

Class IR	0.17%	0.37%	2.91%	1.89%	1.85%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Capital 1-3 Year Municipal Bond Index, an unmanaged index, represents investment grade municipal bonds with maturities greater than one year and less than 4 years, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The 30-Day Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Subsidized Yield by 1 minus the highest 2010 federal income tax rate of 35%.

[4]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns.

FUND BASICS

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[5]

For the period ended 3/31/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.01%	2.94%	2.71%	3.15%	5/1/97
Class B6	-1.11	2.63	2.36	2.90	5/1/97
Class C	0.28	2.51	2.11	2.41	8/15/97
Institutional	1.86	3.62	3.25	3.77	10/1/92
Service	1.26	3.08	2.74	3.27	9/20/94
Class IR	N/A	N/A	N/A	0.17	7/30/10

[5]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Prior to July 29, 2009, the maximum sales charge applicable to Class A Shares was 2.0%, which is not reflected in the average annual total return figures shown. Because Institutional, Class IR and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

[6]	The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.73%	0.79%
Class B	1.33	1.54
Class C	1.48	1.54
Institutional	0.39	0.45
Service	0.89	0.95
Class IR	0.48	0.54

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any agreements in place. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

SECTOR ALLOCATION[8]

Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary
March 31, 2011

The following graph shows the value as of March 31, 2011, of a $10,000 investment made on April 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital 1-3 Year Municipal Bond Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Tax-Free Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2001 through March 31, 2011.

Average Annual Total Return through March 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	1.52%	3.24%	2.86%	3.26%
Including sales charges	–0.01%	2.94%	2.71%	3.15%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	0.91%	2.63%	2.36%	2.90%
Including contingent deferred sales charges	–1.11%	2.63%	2.36%	2.90%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	0.94%	2.51%	2.11%	2.41%
Including contingent deferred sales charges	0.28%	2.51%	2.11%	2.41%

Institutional Shares (Commenced October 1, 1992)	1.86%	3.62%	3.25%	3.77%

Service Shares (Commenced September 20, 1994)	1.26%	3.08%	2.74%	3.27%

Class IR (Commenced July 30, 2010)	N/A	N/A	N/A	0.17%	*

*	Total return for periods less than one year represent cumulative total return.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 95.3%
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA/NR)(a)(b)(c)
$6,875,000	14.040%	11/03/16	$7,986,756
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
3,405,000	5.375	12/01/16	3,403,910
4,425,000	5.500	12/01/21	4,101,002
5,775,000	5.625	12/01/26	5,091,356
16,515,000	5.750	12/01/36	13,646,014
Courtland Industrial Development Board Environmental Improvement RB Refunding for International Paper Co. Project Series 2003 B (AMT) (BBB/Baa3)
2,000,000	6.250	08/01/25	2,002,760
Courtland Industrial Development Board PCRB Refunding for International Paper Co. Projects Series 2005 A (BBB/Baa3)
1,000,000	5.000	06/01/25	918,860
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
7,500,000	5.250	02/01/30	6,837,300
Sylacauga Health Care Authority RB for Coosa Valley Medical Center Series 2005 A (GO OF AUTH) (NR/NR)
7,600,000	6.000	08/01/25	6,454,604
5,000,000	6.000	08/01/35	3,921,600
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
14,465,000	5.250	06/01/37	10,997,016
University of Alabama at Birmingham Hospital RB Series 2006 A (A+/A1)
2,785,000	5.000	09/01/41	2,417,714

			67,778,892

Arizona – 2.8%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)
39,070,000	1.250	02/02/15	34,288,223
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 C (NR/NR)(c)
10,000,000	1.250	02/02/15	8,776,100
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB-/Baa2)(c)
6,000,000	6.000	05/01/14	6,493,200
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
8,800,000	7.250	02/01/40	9,477,688
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Public Service Co. of New Mexico Palo Verde Project Series 2003 A (BB+/Baa3)
5,000,000	6.250	01/01/38	4,992,950
Pima County IDA RB for Tucson Electric Power Co. Project RMKT 01/12/10 Series 2008 B (BBB-/Baa3)
12,850,000	5.750	09/01/29	12,535,946
Pima County IDA RB for Tucson Electric Power Co. Project Series 2010 A (BBB-/Baa3)
5,000,000	5.250	10/01/40	4,378,650
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
600,000	5.000	01/01/20	596,598
2,000,000	5.000	01/01/26	1,837,160
3,000,000	5.000	01/01/32	2,636,760
University Medical Center Corp. RB Series 2009 (BBB+/Baa1)
500,000	6.250	07/01/29	510,580
1,000,000	6.500	07/01/39	1,032,010

			87,555,865

Arkansas – 0.2%
Little River Country RB Refunding for Georgia Pacific Corp. Project Series 1998 (AMT) (NR/Ba3)
5,425,000	5.600	10/01/26	4,967,564

California – 17.1%
ABC Unified School District GO Bonds Series 2001 C (NATL-RE FGIC) (A+/Aa2)(d)
1,600,000	0.000	08/01/26	580,848
Anaheim Public Financing Authority RB Capital Appreciation for Public Improvements Project Series 1997 C (AGM) (AA+/Aa3)(d)
855,000	0.000	09/01/29	232,115
Calaveras Unified School District GO Bonds for Capital Appreciation Series 2000 (AGM) (AA+/Aa3)(d)
1,055,000	0.000	08/01/25	424,416
California County Tobacco Securitization Agency RB Asset-Backed Bonds Refunding for Sonoma County Corp. Series 2005 (BBB-/NR)
5,935,000	5.250	06/01/45	3,612,219
California Health Facilities Financing Authority RB for California Sutter Health Facilities Series 2007 A (AA-/Aa3)
5,000,000	5.250	11/15/46	4,292,650
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
16,500,000	5.500	02/01/39	13,347,345
California Pollution Control Financing Authority Solid Waste Disposal PCRB for Waste Management, Inc. Series 2005 C (AMT) (BBB/NR)
9,250,000	5.125	11/01/23	9,052,605
California State Veterans GO Bonds Series 2006 CD (AMT) (AA/Aa2)
35,000,000	4.600	12/01/32	28,396,550
California Statewide Communities Development Authority RB for California Baptist University Series 2007 A (NR/NR)
2,000,000	5.400	11/01/27	1,708,120
7,500,000	5.500	11/01/38	6,003,150
California Statewide Communities Development Authority RB for Methodist Hospital Project Series 2009 (FHA INS) (NR/Aa2)
6,000,000	6.625	08/01/29	6,686,880

24          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California Statewide Communities Development Authority RB Series 2007 A (BHAC-CR) (AA+/Aa1)
$11,000,000	5.000%	04/01/31	$10,504,780
California Statewide Financing Authority Tobacco Settlement RB Capital Appreciation for Turbo Pooled Program Series 2006 B (BB/NR)(d)
35,000,000	0.000	06/01/46	887,600
Capistrano Unified School District Special Tax for Capital Appreciation Series 2005 (NATL-RE FGIC) (BBB/WR)(d)
7,000,000	0.000	09/01/33	1,396,010
City of Davis Redevelopment Agency Tax Allocation for Davis Redevelopment Project Series 2011 A (A+/NR)
750,000	6.500	12/01/26	739,718
2,830,000	7.000	12/01/36	2,796,436
City of Goleta Redevelopment Agency Tax Allocation for Goleta Old Town Redevelopment Project Series 2011 (NR/NR)
670,000	7.750	12/01/31	656,406
5,000,000	8.000	06/01/44	4,885,700
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (B/NR)(d)
388,285,000	0.000	06/01/47	8,573,333
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (B-/NR)(d)
307,000,000	0.000	06/01/47	5,651,870
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGC-ICC) (AA+/Aa3)
24,920,000	5.000	06/01/45	20,882,212
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AA+/Aa3)
9,500,000	5.000	06/01/35	8,256,545
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)(d)
24,985,000	0.000	06/01/24	10,680,588
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (BBB+/A2)
63,295,000	5.000	06/01/45	50,617,644
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (FGIC) (BBB+/A2)
2,695,000	5.000	06/01/35	2,251,861
30,915,000	5.000	06/01/38	25,290,016
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BB+/Baa3)
34,280,000	5.750	06/01/47	22,844,192
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-2 (BB+/Baa3)(e)
6,740,000	0.000	06/01/37	3,792,194
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Series 2005 (AMBAC-TCRS-BNY) (BBB+/A2)
78,775,000	5.000	06/01/45	62,997,155
Hartnell Community College District GO Bonds Capital Appreciation for Election of 2002 Series 2009 D (AA-/Aa2)(d)
50,000,000	0.000	08/01/49	2,808,000
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-1 (B/NR)(d)
101,195,000	0.000	06/01/36	6,811,435
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 C-2 (B/NR)(d)
211,235,000	0.000	06/01/47	3,681,826
Inland Empire Tobacco Securitization Authority RB Turbo Asset-Backed Bonds for Capital Appreciation Series 2007 D (B/NR)(d)
360,660,000	0.000	06/01/57	1,648,216
Lake Elsinore Unified School District Community Facilities District Special Tax Series 2005-3 (NR/NR)
1,435,000	5.050	09/01/30	1,127,566
690,000	5.050	09/01/35	517,396
Lemoore Redevelopment Agency Tax Allocation for Lemoore Redevelopment Project Series 2011 (A-/NR)
1,000,000	7.250	08/01/31	1,006,850
9,315,000	7.375	08/01/40	9,356,172
Los Angeles County Sanitation Districts Financing Authority RB for Capital Projects District No. 20 Subseries 2007 A (AMBAC) (A/WR)
4,000,000	4.500	10/01/42	3,083,120
Los Angeles Regional Airports Improvement Corp. Lease RB Series 2002 C (AMT) (B-/Caa2)
32,425,000	7.500	12/01/24	31,453,223
Lynwood Redevelopment Agency Tax Allocation for Housing Project Area Sub Lien Series 2011 A (A-/NR)
1,625,000	6.750	09/01/26	1,595,929
1,500,000	7.000	09/01/31	1,498,245
875,000	7.250	09/01/38	870,791
Madera County Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2005 (NATL-RE FGIC) (A+/WR)(d)
2,740,000	0.000	08/01/26	989,359
2,590,000	0.000	08/01/27	855,918
1,395,000	0.000	08/01/28	424,331
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE FGIC) (A/NR)(d)
1,330,000	0.000	08/01/27	439,525
Monrovia Unified School District GO Bonds for Capital Appreciation Series 2001 B (NATL-RE FGIC) (A+/Aa3)(d)
1,000,000	0.000	08/01/24	433,010
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
8,250,000	6.500	11/01/39	8,346,195
M-S-R Energy Authority Gas RB Series 2009 B (A/NR)
2,000,000	6.500	11/01/39	2,023,320

The accompanying notes are an integral part of these financial statements.          25

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
$10,000,000	6.125%	11/01/29	$10,038,000
13,250,000	6.500	11/01/39	13,404,495
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA+/Aa3)(e)
12,000,000	0.000	08/01/30	5,546,040
15,600,000	0.000	08/01/35	6,568,380
Murrieta Community Facilities District No. 3 Special Tax for Creekside Village Improvement Area 1 Series 2005 (NR/NR)
1,660,000	5.200	09/01/35	1,315,899
New Haven Unified School District GO Bonds Refunding for Capital Appreciation Series 2009 (ASSURED GTY) (AA+/Aa2)(d)
860,000	0.000	08/01/25	356,693
1,105,000	0.000	08/01/26	423,381
5,550,000	0.000	08/01/30	1,544,676
7,830,000	0.000	08/01/32	1,839,502
7,000,000	0.000	08/01/34	1,384,740
Oakland Unified School District GO Bonds for Election of 2006 Series 2009 A (NR/A2)
11,595,000	6.125	08/01/29	11,562,186
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
16,450,000	6.750	11/01/39	15,806,476
Palomar Pomerado Health COPS Series 2010 (BB+/Baa3)
7,000,000	6.000	11/01/41	5,914,510
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA+/Aa3)(e)
10,750,000	0.000	08/01/38	6,365,398
Placer Union High School District GO Bonds for Capital Appreciation Series 2000 A (NATL-RE FGIC) (AA-/Aa3)(d)
1,805,000	0.000	08/01/25	766,547
Riverside County Redevelopment Agency Tax Allocation for Capital Appreciation Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)(d)
2,220,000	0.000	10/01/33	305,916
2,220,000	0.000	10/01/35	247,042
5,000,000	0.000	10/01/38	454,100
5,000,000	0.000	10/01/39	379,300
13,395,000	0.000	10/01/40	923,049
2,500,000	0.000	10/01/42	145,425
Riverside County Redevelopment Agency Tax Allocation for Jurupa Valley Redevelopment Project Area Series 2011 B (A-/NR)
1,225,000	6.500	10/01/25	1,184,894
1,950,000	6.750	10/01/30	1,890,505
Sacramento County California Airport System RB Senior Series 2009 A (ASSURED GTY) (AA+/Aa3)
7,250,000	5.500	07/01/41	6,813,333
San Bernardino City Unified School District GO Bonds Capital Appreciation for Election of 1999 Series 2003 C (NATL-RE FGIC) (A/A1)(d)
1,420,000	0.000	08/01/25	542,681
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA/Aa1)(d)
30,265,000	0.000	07/01/44	2,996,235
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay North Redevelopment Series 2011 C (A-/NR)
500,000	6.750	08/01/33	502,070
2,000,000	6.750	08/01/41	1,990,020
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
750,000	6.250	08/01/28	714,150
555,000	6.375	08/01/29	532,112
305,000	6.500	08/01/31	292,699
1,000,000	6.625	08/01/39	939,930
San Francisco City & County Redevelopment Financing Authority Tax Allocation for Mission Bay South Redevelopment Series 2011 D (BBB/NR)
1,000,000	7.000	08/01/33	997,620
1,500,000	7.000	08/01/41	1,487,490
San Juan Unified School District GO Bonds for Capital Appreciation Series 2000 (NATL-RE FGIC) (A+/Aa2)(d)
1,580,000	0.000	08/01/24	692,372
1,595,000	0.000	08/01/25	645,225
Santee Community Development Commission Tax Allocation for Santee Community Redevelopment Project Series 2011 A (A/NR)
1,000,000	7.000	08/01/31	1,004,090
2,000,000	7.000	08/01/41	1,994,720
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(d)
29,000,000	0.000	06/01/36	2,334,790
73,990,000	0.000	06/01/47	1,583,386
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 B (BBB-/NR)(d)
13,505,000	0.000	06/01/47	274,557
Temecula Redevelopment Agency Tax Allocation for Housing Redevelopment Project No. 1 Series 2011 A (A/NR)
1,000,000	6.750	08/01/31	971,920
2,100,000	7.000	08/01/39	2,024,715
Tobacco Securitization Authority Northern California Tobacco Settlement RB Asset-Backed Bonds for Sacramento County Tobacco Securitization Corp. Series 2005 A-1 (BB/Baa3)
2,000,000	5.375	06/01/38	1,401,520
Tobacco Securitization Authority Southern California Tobacco Settlement RB Senior Asset-Backed Bonds for San Diego County Tobacco Asset Securitization Corp. Series 2006 A-1 (BBB/Baa3)
7,350,000	5.125	06/01/46	4,413,014

26          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Union City Community Redevelopment Agency Tax Allocation for Community Redevelopment Project Sub Lien Series 2011 (A/NR)
$1,500,000	6.875%	12/01/33	$1,470,330
Vallejo California Sanitation & Flood Control District COPS Series 1993 (NATL-RE FGIC) (BBB/WR)
171,000	5.000	07/01/19	167,301
West Hollywood Community Development Commission Tax Allocation for East Side Redevelopment Project Series 2011 A (BBB/NR)
1,000,000	7.250	09/01/31	980,110
5,000,000	7.500	09/01/42	4,887,450

			528,032,579

Colorado – 0.9%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A/A2)
1,010,000	5.000	03/01/25	967,934
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
9,050,000	5.000	12/01/35	7,041,895
Colorado Regional Transportation District Tax-Exempt Private Activity RB for Denver Transit Partners Eagle P3 Project Series 2010 (BBB-/Baa3)
8,500,000	6.000	01/15/41	7,625,605
Cross Creek Metropolitan District No. 2 GO Bonds Refunding Limited Tax Series 2006 (NR/NR)
4,500,000	6.125	12/01/37	3,105,765
Denver Colorado City & County Special Facilities Airport RB Refunding for United Air Lines, Inc. Project Series 2007 A (AMT) (B/B3)
9,000,000	5.750	10/01/32	7,741,350
Park Meadows Business Improvement District RB Series 2007 (NR/NR)
475,000	5.300	12/01/27	402,477
720,000	5.350	12/01/31	587,815
Vista Ridge Metropolitan District GO Bonds Refunding Limited Tax Subseries 2006 B (NR/NR)
1,750,000	6.625	12/01/40	1,218,420

			28,691,261

Delaware – 0.2%
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 A (NR/NR)
6,673,000	5.450	07/01/35	4,393,904
Bridgeville Delaware Special Obligation Special Tax for Heritage Shores Special Development District Series 2005 B (NR/NR)
100,000	5.125	07/01/35	69,660
Delaware Economic Development Authority Gas Facilities RB Refunding for Delmarva Power & Light Co. Project Series 2010 (BBB+/Baa2)
3,000,000	5.400	02/01/31	2,904,030

			7,367,594

District of Columbia – 1.3%
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2009 (ASSURED GTY) (AA+/Aa3)(e)
25,000,000	0.000	10/01/41	17,843,250
Metropolitan Washington DC Airports Authority Dulles Toll Road RB Second Senior Lien Capital Appreciation for Dulles Metrorail and Capital Improvement Project Series 2010 B (BBB+/Baa1)(e)
39,000,000	0.000	10/01/44	21,826,350

			39,669,600

Florida – 14.9%
Aberdeen Community Development District Special Assessment Series 2006-1 (NR/NR)(g)
1,810,000	5.250	11/01/15	961,019
Amelia National Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
4,540,000	6.300	05/01/35	3,151,759
Amelia National Community Development District Special Assessment for Capital Improvement Series 2006 A (NR/NR)
1,775,000	5.375	05/01/37	977,244
Arborwood Community Development District RB Capital Improvement for Centex Homes Project Series 2006 A-3 (NR/NR)
9,245,000	5.500	05/01/36	7,567,772
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-1 (NR/NR)
17,475,000	5.500	05/01/36	2,970,750
Arborwood Community Development District Special Assessment Capital Improvement for Centex Homes Project Series 2006 A-2 (NR/NR)
240,000	5.250	05/01/36	207,893
Arborwood Community Development District Special Assessment for Master Infrastructure Projects Series 2005 A (NR/NR)
27,200,000	5.350	05/01/36	17,391,680
Arborwood Community Development District Special Assessment for School Site Acquisition Projects Series 2005 (NR/NR)(g)
1,210,000	5.500	05/01/14	205,700
3,865,000	5.500	05/01/14	2,348,103
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 A (NR/NR)
7,000,000	6.000	05/01/33	5,988,710
Bellalago Educational Facilities Benefits District Special Assessment for Capital Improvement Series 2004 B (NR/NR)
9,255,000	5.800	05/01/34	7,689,517
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
490,000	6.000	05/01/35	449,252
Brevard County Health Facilities Authority RB for Health First, Inc. Project Series 2009 (A-/A3)
4,750,000	7.000	04/01/39	5,032,530

The accompanying notes are an integral part of these financial statements.          27

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Bridgewater Community Development District Special Assessment Series 2004 A (NR/NR)
$3,200,000	6.000%	05/01/35	$2,870,816
Bridgewater Community Development District Special Assessment Series 2011 A (NR/NR)(h)
9,290,000	7.210	05/01/35	7,616,871
Broward County Florida Airport Exempt Facility RB for Learjet, Inc. Project RMKT 07/19/04 Series 2000 (AMT) (NR/Ba2)
2,000,000	7.500	11/01/20	2,083,140
Capital Trust Agency Fixed Rate Air Cargo RB for Aero Miami FX, LLC Project Series 2010 A (NR/Baa3)
8,750,000	5.350	07/01/29	7,943,425
Channing Park Community Development District Special Assessment Series 2007 (NR/NR)
430,000	5.300	05/01/38	317,039
Concord Station Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
1,160,000	5.000	05/01/15	1,074,311
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
8,570,000	5.850	05/01/35	3,985,050
Concorde Estates Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
10,310,000	5.000	05/01/11	4,794,150
Connerton West Community Development District RB for Capital Improvement Series 2007 B (NR/NR)(g)
6,410,000	5.125	05/01/16	2,499,900
Cory Lakes Community Development District Special Assessment Series 2001 A (NR/NR)
320,000	8.375	05/01/17	325,958
Cory Lakes Community Development District Special Assessment Series 2001 B (NR/NR)
350,000	8.375	05/01/17	354,844
Crossings at Fleming Island Community Development District Special Assessment Refunding Series 2000 C (NR/NR)
2,540,000	7.050	05/01/15	2,569,921
Cutler Cay Community Development District Special Assessment Series 2004 (NR/NR)
3,750,000	6.300	05/01/34	3,574,800
Durbin Crossing Community Development District Special Assessment Series 2005 A (NR/NR)
43,320,000	5.500	05/01/37	31,420,862
Durbin Crossing Community Development District Special Assessment Series 2005 B-2 (NR/NR)
4,615,000	6.830	11/01/15	4,440,091
Escambia County Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
22,500,000	6.000	08/15/36	20,538,000
Florida Higher Educational Facilities Financing Authority RB for Flagler College, Inc. Project Series 2006 (XLCA) (NR/WR)
11,180,000	5.250	11/01/36	9,659,520
Forest Creek Community Development District RB for Capital Improvement Series 2010 (NR/NR)
910,000	7.000	11/01/13	880,261
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
5,255,000	5.000	06/01/38	4,371,424
Hammocks Community Development District Special Assessment Series 2005 B (NR/NR)
575,000	6.960	11/01/15	550,597
Harbour Isles Community Development District Special Assessment Series 2004 (NR/NR)(g)
3,070,000	6.125	05/01/35	2,762,570
Heritage Harbour Market Place Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
8,165,000	5.600	05/01/36	6,078,679
Heritage Harbour South Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
1,155,000	6.200	05/01/35	1,143,542
Heritage Isle At Viera Community Development District Special Assessment Series 2005 (NR/NR)
6,775,000	5.550	05/01/37	4,527,326
Heritage Lake Park Community Development District Special Assessment Series 2005 (NR/NR)
2,490,000	5.700	05/01/36	1,981,891
Hillsborough County IDA RB for Health Facilities RMKT 8/06/09 Series 2008 B (NR/WR)(i)
4,980,000	8.000	08/15/19	6,724,345
Killarney Community Development District Special Assessment Series 2004 A (NR/NR)(g)
2,395,000	6.000	05/01/35	1,149,600
Killarney Community Development District Special Assessment Series 2004 B (NR/NR)(g)
1,750,000	5.125	05/01/16	840,000
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A (NR/NR)
1,755,000	7.450	05/01/22	1,758,247
3,315,000	7.500	05/01/32	3,320,039
Lakewood Ranch Stewardship District BANS Series 2009 (NR/NR)
15,395,000	7.500	06/01/11	15,404,699
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2005 (NR/NR)
4,065,000	7.210	08/01/17	3,857,360
Lakewood Ranch Stewardship District Special Assessment for Lake Club Project Series 2006 B (NR/NR)
9,630,000	5.000	05/01/13	8,616,346
Lee County IDA Health Care Facilities RB for Shell Point/Alliance Obligation Group Series 2006 (BB/NR)
19,960,000	5.125	11/15/36	15,221,696
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
60,000	5.000	11/15/11	60,054
1,000,000	5.000	11/15/13	991,280
2,245,000	5.000	11/15/15	2,181,220
4,000,000	5.000	11/15/22	3,509,920

28          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR) – (continued)
$10,000,000	5.000%	11/15/29	$7,901,000
Live Oak Community Development District No. 2 Special Assessment Series 2004 A (NR/NR)
8,420,000	5.850	05/01/35	6,938,164
Live Oak Community Development District No. 2 Special Assessment Series 2010 (NR/NR)
6,195,000	7.360	11/01/20	6,186,079
Longleaf Community Development District Special Assessment Refunding Series 2005 (NR/NR)
5,420,000	5.400	05/01/30	3,915,191
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
2,635,000	5.375	05/01/30	2,187,840
Marsh Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
2,860,000	5.450	05/01/36	2,425,452
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)(g)
4,455,000	5.250	05/01/15	1,737,450
Meadow Pointe IV Community Development District Special Assessment for Capital Improvement Series 2007 B (NR/NR)(g)
2,915,000	6.150	11/01/14	1,136,850
Mediterra North Community Development District RB for Capital Improvement Series 2001 A (NR/NR)
4,040,000	6.800	05/01/31	3,957,544
Mediterra South Community Development District RB for Capital Improvement Series 1999 A (NR/NR)
410,000	6.950	05/01/31	390,832
Mediterra South Community Development District RB for Capital Improvement Series 2001 (NR/NR)
1,285,000	6.850	05/01/31	1,258,876
Mediterra South Community Development District RB for Capital Improvement Series 2003 B (NR/NR)
1,195,000	7.250	05/01/15	1,176,000
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 1998 (BB+/NR)
7,540,000	5.375	11/15/28	6,243,648
Miami Beach Health Facilities Authority Hospital RB for Mount Sinai Medical Center Florida Project Series 2001 A (BB+/Ba1)
960,000	6.125	11/15/11	966,874
Miami Beach Health Facilities Authority Hospital RB Refunding for Mount Sinai Medical Center Florida Project Series 2004 (BB+/Ba1)
13,600,000	6.750	11/15/29	12,963,112
Miami-Dade County Aviation RB Series 2010 A (A-/A2)
2,700,000	5.375	10/01/35	2,554,281
11,555,000	5.375	10/01/41	10,762,905
Miami-Dade County Special Obligation Refunding Subseries 1997 B (NATL-RE) (BBB/A2)(d)
20,000,000	0.000	10/01/29	5,535,200
32,855,000	0.000	10/01/33	6,286,804
8,340,000	0.000	10/01/34	1,442,987
Middle Village Community Development District Special Assessment Series 2004 A (NR/NR)
4,510,000	5.800	05/01/22	4,152,943
6,610,000	6.000	05/01/35	5,688,500
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-1 (NR/NR)(e)
2,120,000	0.000	05/01/38	1,276,452
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 A-2 (NR/NR)(e)
5,340,000	0.000	05/01/38	2,076,993
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-1 (NR/NR)(e)
2,915,000	0.000	05/01/15	2,387,443
New River Community Development District Special Assessment RB for Capital Improvement Series 2010 B-2 (NR/NR)(e)
4,185,000	0.000	05/01/18	1,627,505
New River Community Development District Special Assessment Series 2006 A (NR/NR)(g)
545,000	5.350	05/01/38	5
New River Community Development District Special Assessment Series 2006 B (NR/NR)(g)
3,260,000	5.000	05/01/13	33
Orange County Health Facilities Authority RB Refunding for Orlando Lutheran Healthcare Series 2005 (NR/NR)
1,100,000	5.375	07/01/20	997,150
Overoaks Community Development District RB for Capital Improvement Series 2010 A-1 (NR/NR)
680,000	6.125	05/01/35	628,973
Overoaks Community Development District RB for Capital Improvement Series 2010 A-2 (NR/NR)(e)
1,475,000	0.000	05/01/35	1,012,204
Overoaks Community Development District RB for Capital Improvement Series 2010 B (NR/NR)(e)
3,375,000	0.000	05/01/17	2,738,104
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 A (NR/NR)(g)
210,000	6.125	05/01/35	2,100
Overoaks Community Development District Special Assessment for Capital Improvement Series 2004 B (NR/NR)(g)
1,200,000	5.125	05/01/19	12,000
Parker Road Community Development District Special Assessment Series 2007 A (NR/NR)
2,435,000	5.600	05/01/38	1,387,950
Parklands Lee Community Development District Special Assessment Series 2004 A (NR/NR)(g)
3,765,000	5.800	05/01/35	1,807,200
Parklands Lee Community Development District Special Assessment Series 2004 B (NR/NR)(g)
230,000	5.125	05/01/11	110,400
Paseo Community Development District RB for Capital Improvement Series 2005 A (NR/NR)(g)
10,095,000	5.400	05/01/36	3,028,500
Pine Island Community Development District Special Assessment Series 2004 (NR/NR)
100,000	5.750	05/01/35	66,934

The accompanying notes are an integral part of these financial statements.          29

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Pine Island Community Development District Utility System Bonds Series 2004 (NR/NR)
$1,355,000	5.300%	11/01/15	$1,124,650
Reunion East Community Development District Special Assessment Series 2002 A (NR/NR)
15,200,000	7.200	05/01/22	10,747,008
River Hall Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
11,160,000	5.450	05/01/36	5,580,000
Sandy Creek Community Development District Special Assessment Refunding Series 2007 B (NR/NR)
3,035,000	5.500	05/01/15	2,752,957
Sarasota County Public Hospital District RB for Sarasota Memorial Hospital Project Series 2009 A (AA-/A1)
1,500,000	5.625	07/01/39	1,477,935
Seven Oaks Community Development District II Special Assessment Series 2004 B (NR/NR)
1,495,000	7.500	05/01/16	1,428,383
Shingle Creek Community Development District Special Assessment for Capital Improvement Series 2006 (NR/NR)(g)
8,150,000	5.750	05/01/15	3,239,625
7,995,000	6.100	05/01/25	3,178,012
20,980,000	6.125	05/01/37	8,339,550
South Kendall Community Development District Special Assessment Series 2010 A (NR/NR)
1,890,000	6.200	11/01/40	1,752,975
Southern Hills Plantation I Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)
7,900,000	5.800	05/01/35	3,397,000
Southern Hills Plantation II Community Development District Special Assessment for Capital Improvement Series 2004 (NR/NR)(g)
3,265,000	5.850	05/01/34	1,477,902
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
5,765,000	6.500	11/15/39	5,901,746
Sterling Hill Community Development District RB for Capital Improvement Series 2003 A (NR/NR)
475,000	5.500	11/01/15	361,000
Stonelake Ranch Community Development District Special Assessment Series 2004 A (NR/NR)
3,255,000	5.900	05/01/34	2,743,574
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
1,220,000	5.850	05/01/35	1,083,567
Village Center Community Development District Recreational RB Subseries 1998 B (NR/NR)
1,255,000	8.250	01/01/17	1,257,435
Village Center Community Development District Recreational RB Subseries 1998 C (NR/NR)
1,720,000	7.375	01/01/19	1,726,364
Village Center Community Development District Recreational RB Subseries 2003 B (NR/NR)
4,005,000	6.350	01/01/18	4,079,974
Village Center Community Development District Recreational RB Subseries 2004 B (NR/NR)
3,940,000	5.875	01/01/15	4,037,003
Village Community Development District No. 8 Special Assessment Series 2008 (NR/NR)
9,310,000	6.375	05/01/38	8,989,922
Village Community Development District No. 8 Special Assessment Refunding Phase II Series 2010 (NR/NR)
9,985,000	6.125	05/01/39	9,087,049
Village Community Development District No. 9 Special Assessment RB Series 2011 (NR/NR)
6,000,000	7.000	05/01/41	6,046,920
Villasol Community Development District RB Series 2003 A (NR/NR)
3,755,000	6.600	05/01/34	2,997,166
Waters Edge Community Development District Special Assessment for Capital Improvement Series 2006 B (NR/NR)(g)
1,080,000	5.000	11/01/12	572,346
West Villages Improvement District Special Assessment Unit of Development No. 3 Series 2006 (NR/NR)
11,950,000	5.500	05/01/37	5,545,995
World Commerce Community Development District Special Assessment Series 2004 A-1 (NR/NR)(g)
925,000	6.250	05/01/22	296,000

			461,132,259

Georgia – 2.4%
Atlanta Tax Allocation for Beltline Project RMKT 12/15/09 Series 2009 A (NR/NR)
8,420,000	7.500	01/01/31	8,467,489
Atlanta Tax Allocation for Eastside Project Series 2005 B (A-/NR)
1,085,000	5.400	01/01/20	1,076,711
1,750,000	5.600	01/01/30	1,573,582
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
5,675,000	5.500	01/01/34	4,458,507
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 A (CCC+/NR)
8,000,000	8.750	06/01/29	8,752,320
Clayton County Development Authority Special Facilities RB for Delta Airlines, Inc. Series 2009 B (AMT) (CCC+/NR)
8,750,000	9.000	06/01/35	9,203,338
Fulton County Development Authority RB for Tuff Caub LLC Project Series 2007 A (NR/NR)
2,445,000	5.250	11/01/28	1,888,738
Fulton County Residential Care Facilities RB for Canterbury Court Project Series 2004 A (NR/NR)
1,750,000	6.125	02/15/34	1,465,292
Marietta Development Authority University Facilities RB Refunding for Life University, Inc. Project Series 2008 (NR/Ba3)
2,500,000	7.000	06/15/39	2,265,000

30          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Georgia – (continued)

Milledgeville & Baldwin County Development Authority Student Housing RB Refunding for Georgia College & State University Foundation Series 2007 (AMBAC) (A+/WR)(f)
$46,820,000	0.853%	10/01/33	$29,660,470
Richmond County Development Authority Environmental Improvement RB for International Paper Co. Projects Series 2006 A (AMT) (BBB/Baa3)
5,000,000	5.000	08/01/30	4,349,550

			73,160,997

Guam – 2.0%
Guam Government Department of Education COPS for John F. Kennedy High School Project Series 2010 A (B/NR)
2,500,000	6.625	12/01/30	2,332,375
2,700,000	6.875	12/01/40	2,521,125
Guam Government GO Bonds Series 2009 A (B+/NR)
6,000,000	6.750	11/15/29	5,999,400
24,075,000	7.000	11/15/39	24,873,086
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
2,400,000	5.375	12/01/24	2,302,320
3,000,000	5.625	12/01/29	2,874,480
2,750,000	5.750	12/01/34	2,597,238
Guam Power Authority RB Series 2010 A (BBB/Ba1)
11,705,000	5.500	10/01/40	10,630,949
Guam Waterworks Authority RB for Water & Wastewater System Series 2010 (BB/Ba2)
8,000,000	5.625	07/01/40	6,761,120

			60,892,093

Hawaii – 0.1%
Hawaii State Department of Budget and Finance Special Purpose RB for 15 Craigside Project Series 2009 A (NR/NR)
1,000,000	8.750	11/15/29	1,116,430
2,700,000	9.000	11/15/44	2,985,633

			4,102,063

Idaho – 0.5%
Madison County Hospital Revenue COPS Series 2006 (BBB-/NR)
1,000,000	5.250	09/01/20	942,510
4,645,000	5.250	09/01/26	3,983,692
1,500,000	5.250	09/01/30	1,230,435
12,635,000	5.250	09/01/37	9,838,748

			15,995,385

Illinois – 4.2%
Bellwood Village Cook County Illinois GO Bonds Series 2006 B (XLCA) (NR/WR)
4,915,000	4.500	12/01/29	3,961,048
Chicago Illinois O’Hare International Airport Special Facility RB Refunding for American Airlines, Inc. Project Series 2007 (NR/Caa2)
17,400,000	5.500	12/01/30	12,582,636
Chicago Illinois Special Assessment for Lake Shore East Series 2003 (NR/NR)
5,000,000	6.750	12/01/32	4,430,900
Cook County Illinois Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
7,000,000	6.500	10/15/40	6,918,310
Du Page County Special Service Area No. 31 Special Tax for Monarch Landing Project Series 2006 (NR/NR)
178,000	5.400	03/01/16	173,068
1,450,000	5.625	03/01/36	1,150,763
Illinois Finance Authority RB for Friendship Village Schaumburg Series 2005 A (BB-/NR)
1,745,000	5.000	02/15/15	1,698,949
6,000,000	5.375	02/15/25	5,114,820
4,000,000	5.625	02/15/37	3,144,760
Illinois Finance Authority RB for Midwest Regional Medical Center Series 2006 A (NR/NR)
28,740,000	6.750	10/01/46	18,355,951
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2007 A (BBB-/NR)
4,500,000	5.750	05/15/31	3,854,295
Illinois Finance Authority RB Refunding for Christian Homes, Inc. Obligated Group Series 2010 (BBB-/NR)
2,250,000	6.125	05/15/27	2,085,907
Illinois Finance Authority RB Refunding for OSF Healthcare System Series 2010 A (A/A3)
16,000,000	6.000	05/15/39	15,208,800
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
5,600,000	5.125	01/01/25	4,643,240
Illinois Finance Authority Recovery Zone Facility RB for Navistar International Corp. Project Series 2010 (BB-/B1)
1,000,000	6.500	10/15/40	988,330
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Senior Series 2004 A (NR/Ca)(g)
6,905,000	5.000	06/01/24	4,004,900
Illinois Finance Authority Student Housing RB for MJH Educational Assistance IV Series 2004 B (NR/C)(g)
2,075,000	5.000	06/01/24	560,250
4,000,000	5.375	06/01/35	1,080,000
Illinois Finance Authority Water Facilities RB Capital Appreciation for American Water Capital Corp. Project Series 2009 (BBB+/Baa2)
2,000,000	5.250	10/01/39	1,850,140
Illinois Finance Authority Water Facilities RB for American Water Capital Corp. Project Series 2010 (NR/Baa2)
10,500,000	5.250	05/01/40	9,692,760
Lincolnshire Special Service Area No. 1 Special Tax for Sedgebrook Project Series 2004 A (NR/NR)
1,805,000	6.250	03/01/34	1,575,657
Metropolitan Pier & Exposition Authority RB for McCormick Place Expansion Project Residual Series 2010 A-3219 (AAA/NR)(a)(b)(f)
20,000,000	11.370	12/15/40	11,678,600
Metropolitan Pier & Exposition Authority RB Refunding for McCormick Place Expansion Project Series 2010 B (AGM) (AA-/Aa3)
4,895,000	5.000	06/15/50	4,110,380

The accompanying notes are an integral part of these financial statements.          31

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Illinois – (continued)

Ottawa Illinois Health Care Facilities RB Refunding for Ottawa Community Hospital Series 2004 (Radian) (A-/NR)
$1,900,000	5.125%	08/15/19	$1,956,259
Plano Special Service Area No. 5 Special Tax for Lakewood Springs Club Unit 6 Series 2006 (NR/NR)
4,645,000	6.000	03/01/36	3,435,117
Volo Village Special Service Area No. 4 Special Tax for Symphony Meadows Project Series 2006-2 (NR/NR)
2,251,000	5.000	03/01/16	2,023,559
Volo Village Special Service Area No. 6 Special Tax for Lancaster Falls Project Series 2006 (NR/NR)
4,120,000	5.750	03/01/36	3,089,753

			129,369,152

Indiana – 0.7%
Anderson Indiana Economic Development RB Refunding & Improvement for Anderson University Project Series 2007 (BB+/NR)
1,355,000	5.000	10/01/24	1,150,368
1,500,000	5.000	10/01/32	1,139,220
Delaware County Hospital Authority RB for Cardinal Health System Obligated Group Series 2006 (NR/Baa3)
3,250,000	5.250	08/01/36	2,665,292
Indiana Finance Authority Environmental Improvement RB Refunding for United States Steel Corporation Project Series 2010 (BB/Ba2)
9,750,000	6.000	12/01/26	9,488,895
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2010 (AA-/NR)(a)(b)(f)
1,195,000	28.910	05/01/15	2,004,816
Indianapolis Airport Authority Special Facilities RB for United Air Lines, Inc. Project Series 1995 A (AMT) (NR/WR)(g)
7,798,284	6.500	11/15/31	155,966
Jasper County Industrial Economic Development RB Refunding for Georgia Pacific Corp. Project Series 2000 (AMT) (NR/Ba3)
3,155,000	6.700	04/01/29	3,155,094
Vigo County Hospital Authority RB for Vigo Union Hospital, Inc. Series 2007 (NR/NR)(b)
2,000,000	5.500	09/01/27	1,603,380

			21,363,031

Iowa – 0.1%
Coralville Iowa COPS Series 2006 D (NR/A1)
2,250,000	5.250	06/01/26	2,258,910
Pottawattamie County RB Refunding for Christian Homes, Inc. Series 2007 E (BBB-/NR)
1,355,000	5.750	05/15/31	1,135,205

			3,394,115

Kentucky – 0.6%
Kentucky Economic Development Finance Authority Health System RB for Norton Healthcare, Inc. Series 2000 B (NATL-RE) (BBB/Baa1)(d)
1,720,000	0.000	10/01/22	882,859
Kentucky Economic Development Finance Authority Hospital RB for Owensboro Medical Health System, Inc. Series 2010 A (BBB+/Baa2)
8,000,000	6.375	06/01/40	7,474,640
9,000,000	6.500	03/01/45	8,342,460
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(b)
2,340,000	17.690	11/11/14	3,237,998

			19,937,957

Louisiana – 1.6%
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Westlatke Chemical Corp. Projects Series 2010 A-2 (BBB-/Ba2)
5,000,000	6.500	11/01/35	4,969,350
Louisiana Local Government Environmental Facilities and Community Development Authority RB for Women’s Hospital Foundation Project Series 2010 A (BBB+/A3)
18,500,000	5.875	10/01/40	17,265,310
20,015,000	6.000	10/01/44	18,837,117
New Orleans Aviation Board Gulf Opportunity Zone RB for Consolidated Rental Car Project Series 2009 A (A-/Baa2)
7,470,000	6.500	01/01/40	7,509,591

			48,581,368

Maryland – 0.9%
Baltimore Maryland Convention Center Hotel RB Subseries 2006 B (BB/Ba1)
600,000	5.000	09/01/16	574,482
Baltimore Maryland Special Obligation Tax Allocation for Clipper Mill Project Series 2004 (NR/NR)
4,583,000	6.250	09/01/33	3,943,443
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
2,798,000	6.500	07/01/31	2,661,905
Baltimore Maryland Special Obligation Tax Allocation for Strathdale Manor Project Series 2003 (NR/NR)
3,725,000	7.000	07/01/33	3,773,760
Frederick County Maryland Educational Facilities RB for Mount St. Mary’s University Series 2007 (BB+/Ba1)
2,590,000	5.000	09/01/30	2,177,465
Maryland State Economic Development Corp. Port Facilities RB Refunding for CNX Marine Terminals, Inc. Port of Baltimore Facility Series 2010 (BB/NR)
5,000,000	5.750	09/01/25	4,656,700
Maryland State Health & Higher Educational Facilities Authority RB for Doctors Community Hospital Series 2010 (BBB-/Baa3)
9,500,000	5.750	07/01/38	7,691,960
Maryland State Health & Higher Educational Facilities Authority RB for Mercy Medical Center Series 2007 A (BBB/Baa2)
3,000,000	5.500	07/01/42	2,500,500

			27,980,215

32          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Massachusetts – 0.9%
Massachusetts State Development Finance Agency RB for Eastern Nazarene College Series 1999 (BB+/NR)
$2,235,000	5.625%	04/01/19	$2,168,621
2,000,000	5.625	04/01/29	1,693,960
Massachusetts State Health & Educational Facilities Authority RB for Milton Hospital Series 2005 D (BB-/NR)
5,000,000	5.250	07/01/30	3,760,000
Massachusetts State Health & Educational Facilities Authority RB for Simmons College Series 2009 I (BBB+/Baa1)
8,660,000	8.000	10/01/39	9,467,718
Massachusetts State Health & Educational Facilities Authority RB for Suffolk University Series 2009 A (BBB/Baa2)
10,000,000	5.750	07/01/39	9,530,300

			26,620,599

Michigan – 3.3%
Detroit Michigan GO Bonds Series 2003 A (XLCA) (BB/Ba3)
1,845,000	5.250	04/01/15	1,747,750
2,935,000	5.250	04/01/18	2,601,291
Detroit Michigan Limited Tax GO Bonds for Capital Improvement Series 2008 A-1 (BB/B1)
6,350,000	5.000	04/01/16	5,621,782
Detroit Michigan School District GO Bonds for School Building and Site Improvement Series 2002 A (FGIC Q-SBLF) (AA-/Aa2)
3,500,000	6.000	05/01/20	3,784,445
3,000,000	6.000	05/01/21	3,254,790
Detroit Michigan Sewage Disposal System RB Refunding Senior Lien Floating LIBOR Notes 2006 D (AGM) (AA+/Aa3)(f)
14,610,000	0.803	07/01/32	10,128,382
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 A (BB+/Ba1)
1,460,000	5.375	07/01/20	1,327,228
Flint Michigan Hospital Building Authority RB Refunding for Hurley Medical Center Series 1998 B (BB+/Ba1)
3,630,000	5.375	07/01/28	2,899,027
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-2 (A/NR)(c)
5,000,000	5.500	08/01/16	5,473,850
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 B (B/NR)(d)
196,775,000	0.000	06/01/52	2,624,978
Michigan Tobacco Settlement Finance Authority RB for Capital Appreciation Series 2007 C (B-/NR)(d)
70,100,000	0.000	06/01/52	848,210
Monroe County Hospital Finance Authority RB Refunding for Mercy Memorial Hospital Corp. Obligation Series 2006 (BBB-/Baa3)
4,000,000	5.375	06/01/26	3,455,440
3,500,000	5.500	06/01/35	2,826,320
Oakland County Economic Development Corp. Limited Obligation RB for Michigan Motion Picture Studios Series 2010 (NR/NR)
10,000,000	7.000	08/01/40	9,364,100
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
40,000,000	8.250	09/01/39	45,161,600

			101,119,193

Minnesota – 0.4%
Duluth Economic Development Authority Health Care Facilities RB for St. Luke’s Hospital Series 2002 (BB-/NR)
7,500,000	7.250	06/15/32	7,255,050
Washington County Housing & Redevelopment Authority RB for Birchwood & Woodbury Projects Series 2007 A (NR/NR)
7,475,000	5.625	06/01/37	6,303,518

			13,558,568

Mississippi – 0.1%
Mississippi Hospital Equipment & Facilities Authority RB Refunding & Improvement for South Central Hospital Series 2006 (BBB/NR)
2,985,000	5.250	12/01/21	2,911,121
1,825,000	5.250	12/01/26	1,673,252

			4,584,373

Missouri – 0.2%
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 A (NR/NR)
1,535,000	6.000	07/01/37	567,950
Branson Regional Airport Transportation Development District RB for Branson Regional Airport Series 2007 B (AMT) (NR/NR)
7,750,000	6.000	07/01/25	2,867,500
Grindstone Plaza Transportation Development District Sales Tax RB Series 2006 A (NR/NR)
250,000	5.250	10/01/21	203,188
385,000	5.400	10/01/26	290,567
Kansas City IDA RB for Air Cargo Series 2002 (AMT) (NR/Baa3)
1,255,000	6.250	01/01/30	1,106,308
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
1,000,000	5.000	06/01/35	884,820
Stone Canyon Community Improvement District RB for Public Infrastructure Improvement Project Series 2007 (NR/NR)
1,250,000	5.750	04/01/27	914,962
Strother Interchange Transportation Development District-Lees Summit RB Series 2006 (NR/NR)
675,000	5.000	05/01/24	554,013

			7,389,308

Nevada – 0.8%
Clark County Improvement District No. 142 Local Improvement Special Assessment Series 2003 (NR/NR)
1,360,000	5.800	08/01/15	1,383,746
4,660,000	6.100	08/01/18	4,663,681
3,720,000	6.375	08/01/23	3,625,289

The accompanying notes are an integral part of these financial statements.          33

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Nevada – (continued)

Director of the State of Nevada Department of Business & Industry Second Tier RB for Las Vegas Monorail Project Series 2000 (NR/NR)(g)
$3,000,000	7.250%	01/01/23	$30
1,250,000	7.375	01/01/30	12
16,000,000	7.375	01/01/40	160
Henderson Local Improvement District No. T-16 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,740,000	4.800	03/01/15	964,969
2,000,000	4.900	03/01/17	1,064,640
2,470,000	5.000	03/01/20	1,285,907
2,490,000	5.100	03/01/21	1,295,372
800,000	5.100	03/01/22	415,936
2,320,000	5.125	03/01/25	1,181,576
Henderson Local Improvement District No. T-17 Special Assessment Limited Obligation Series 2005 (NR/NR)
1,370,000	5.000	09/01/25	1,071,354
Las Vegas Local Improvement District No. 607 Series 2004 (NR/NR)
1,280,000	5.900	06/01/17	1,210,419
1,320,000	5.900	06/01/18	1,225,184
485,000	6.000	06/01/19	445,308
4,820,000	6.250	06/01/24	4,321,034

			24,154,617

New Hampshire – 0.2%
New Hampshire Health & Education Facilities Authority RB for Speare Memorial Hospital Series 2004 (BBB-/NR)
1,000,000	5.500	07/01/25	915,740
1,400,000	5.875	07/01/34	1,260,924
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
1,050,000	5.250	06/01/26	900,102
3,950,000	5.250	06/01/36	3,117,617

			6,194,383

New Jersey – 2.5%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/Aa3)
1,640,000	5.000	09/01/34	1,555,425
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
7,500,000	5.500	04/01/28	5,879,325
New Jersey Economic Development Authority Special Facilities RB for Continental Airlines, Inc. Project Series 1999 (AMT) (B/B3)
9,000,000	6.250	09/15/29	8,016,660
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
820,000	6.500	07/01/21	793,752
500,000	6.625	07/01/31	444,310
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
29,570,000	6.625	07/01/38	28,398,141
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB-/Baa3)
1,500,000	6.875	07/01/30	1,487,940
New Jersey Health Care Facilities Financing Authority RB for Trinitas Hospital Obligated Group Series 2007 B (BBB-/Baa3)
10,840,000	5.250	07/01/23	9,556,652
Newark New Jersey Housing Authority RB for South Ward Police Facility Series 2009 A (ASSURED GTY) (GO OF CITY) (NR/Aa3)
2,000,000	6.750	12/01/38	2,194,680
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (B-/NR)(d)
164,600,000	0.000	06/01/41	6,190,606
Tobacco Settlement Financing Corp. RB Senior Asset-Backed Bonds for Capital Appreciation Series 2007 1-A (BB+/Baa3)
22,000,000	4.750	06/01/34	13,429,460

			77,946,951

New Mexico – 0.7%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 A (BB+/Baa3)
3,620,000	4.875	04/01/33	3,021,795
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan and Four Corners Projects RMKT 04/01/06 Series 2003 B (BB+/Baa3)
6,925,000	4.875	04/01/33	5,780,644
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BB+/Baa3)
12,000,000	5.900	06/01/40	11,392,440
Mariposa East Public Improvement District GO Bonds Series 2006 (NR/NR)
500,000	5.500	09/01/16	473,315
1,000,000	6.000	09/01/32	735,800

			21,403,994

New York – 1.4%
Chautauqua County Industrial Development Agency Exempt Facility RB for Dunkirk NRG Power Project Series 2009 (BB+/Baa3)
1,500,000	5.875	04/01/42	1,383,090
Hudson Yards Infrastructure Corp. RB Senior Series 2006 A (A/A2)
4,325,000	5.000	02/15/47	3,539,104
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2001 B (BB+/Baa3)
965,000	6.375	07/01/31	931,022
New York City Industrial Development Agency Civic Facility RB for Staten Island University Hospital Project Series 2002 C (BB+/Baa3)
1,405,000	6.450	07/01/32	1,359,155
New York City Industrial Development Agency PILOT RB Capital Appreciation for Yankee Stadium Project Series 2009 (ASSURED GTY) (AA+/Aa3)(d)
9,430,000	0.000	03/01/44	1,047,767
5,690,000	0.000	03/01/45	591,419

34          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

New York City Industrial Development Agency PILOT RB for Queens Baseball Stadium Project Series 2009 (ASSURED GTY) (AA+/Aa3)
$1,000,000	6.125%	01/01/29	$1,072,700
3,000,000	6.375	01/01/39	3,145,980
5,000,000	6.500	01/01/46	5,278,950
New York City Industrial Development Agency Special Facilities RB for American Airlines, Inc. Project Series 1990 (AMT) (CCC+/Caa2)
15,355,000	5.400	07/01/20	12,570,524
New York City Industrial Development Agency Special Facility RB for Terminal One Group Association, LP Project Series 1994 (AMT) (CCC+/Caa2)
7,365,000	6.900	08/01/24	6,456,012
Troy City Capital Resource Corp. RB for Rensselaer Polytechnic Institute Project Series 2010 A (A/A3)
5,000,000	5.125	09/01/40	4,526,150

			41,901,873

North Carolina – 0.3%
Charlotte Special Facilities RB Refunding for Charlotte/Douglas International Airport US Airways Series 1998 (AMT) (NR/NR)
6,760,000	5.600	07/01/27	5,445,315
Columbus County Industrial Facilities and Pollution Control Financing Authority Recovery Zone Facility RB Series 2010 A (BBB/Baa3)
1,000,000	5.700	05/01/34	971,460
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 A (NR/NR)
500,000	5.250	09/01/21	459,265
North Carolina Medical Care Commission Retirement Facilities RB Refunding First Mortgage for United Methodist Church Project Series 2005 C (NR/NR)
1,500,000	5.250	10/01/24	1,365,900

			8,241,940

North Dakota – 0.0%
Ward County Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
1,500,000	5.125	07/01/29	1,314,765

Ohio – 4.9%
Bowling Green City Student Housing RB for CFP I LLC – Bowling Green State University Project Series 2010 (BBB-/NR)
7,000,000	6.000	06/01/45	6,353,550
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/Baa3)
34,000,000	5.875	06/01/30	24,545,620
63,970,000	6.500	06/01/47	46,669,953
Cleveland Airport Special RB for Continental Airlines, Inc. Project Series 1998 (AMT) (CCC+/B3)
30,450,000	5.375	09/15/27	24,763,158
Cleveland Airport Special RB Refunding for Continental Airlines, Inc. Series 1999 (AMT) (CCC+/B3)
8,135,000	5.700	12/01/19	7,333,866
Hamilton County Health Care RB Refunding for Life Enriching Community Project Series 2006 A (BBB/NR)
15,540,000	5.000	01/01/27	12,795,325
15,000,000	5.000	01/01/37	11,485,650
Jeffrey Place New Community Authority RB for Jeffrey Place Redevelopment Series 2007 A (NR/NR)
800,000	5.000	12/01/22	578,720
1,000,000	5.000	12/01/32	618,190
Lorain County Port Authority Recovery Zone Facility RB for United States Steel Corp. Project Series 2010 (BB/Ba2)
7,000,000	6.750	12/01/40	7,043,540
Ohio Air Quality Development Authority PCRB Refunding for FirstEnergy Solutions Corp. Series 2009 C (BBB-/Baa1)
6,000,000	5.625	06/01/18	6,307,500
Pinnacle Community Infrastructure Financing Authority RB for Ohio Facilities Series 2004 A (NR/NR)
2,500,000	6.250	12/01/36	1,901,475

			150,396,547

Oklahoma – 0.8%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
4,725,000	5.000	12/01/27	4,044,316
Tulsa Municipal Airport Trust RB for American Airlines, Inc. Project Series 1995 (B-/Caa2)
20,410,000	6.250	06/01/20	18,828,225
Weatherford Hospital Authority RB Series 2006 (NR/NR)
2,200,000	6.000	05/01/25	1,893,716
865,000	6.000	05/01/31	696,403

			25,462,660

Oregon – 0.3%
Forest Grove Oregon Student Housing RB for Oak Tree Foundation Project Series 2007 (NR/NR)
4,750,000	5.500	03/01/37	3,964,588
Oregon State Economic Development RB for Georgia Pacific Corp. Series 1995 Class VII (AMT) (BBB-/Ba3)
1,085,000	6.350	08/01/25	1,077,828
Oregon State Economic Development RB Refunding Project for Georgia Pacific Corp. Series 1997-183 (NR/Ba3)
630,000	5.700	12/01/25	587,273
Portland Oregon Multi-Family Housing RB for Pacific Tower Series 2001 C (AMT) (NR/NR)
2,450,000	7.000	12/01/34	2,140,100

			7,769,789

Pennsylvania – 4.6%
Allegheny County Hospital Development Authority RB for West Pennsylvania Health System Series 2007 A (BB-/B2)
67,845,000	5.000	11/15/28	47,446,044
26,390,000	5.375	11/15/40	17,962,353
Allentown Area Hospital Authority RB for Sacred Heart Hospital Series 2005 (NR/Ca)
5,440,000	6.000	11/15/16	4,839,206
Chester Economic Development Authority RB Series 2004 (MUN GOVT GTD) (NR/NR)
8,640,000	7.000	03/01/19	8,925,034

The accompanying notes are an integral part of these financial statements.          35

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Pennsylvania – (continued)

Geisinger Authority Health System RB for Geisinger Health System Series 2007 (AA/Aa2)(f)
$48,000,000	0.974%	05/02/37	$31,181,760
Montgomery County IDA RB for Whitemarsh Continuing Care Series 2005 (NR/NR)
1,720,000	5.125	02/01/12	1,723,922
1,775,000	5.300	02/01/13	1,781,887
2,000,000	6.125	02/01/28	1,678,940
Pennsylvania Economic Development Financing Authority Sewage Sludge Disposal RB for Philadelphia Biosolids Facility Project Series 2009 (BBB+/Baa3)
7,400,000	6.250	01/01/32	7,543,708
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 A (CCC+/Caa3)
1,000,000	7.500	05/01/20	973,090
Pennsylvania Economic Development Financing Authority Special Facilities RB for US Airways Group, Inc. Project Series 2010 B (CCC+/Caa3)
2,500,000	8.000	05/01/29	2,495,025
Philadelphia Authority Industrial Development RB for Please Touch Museum Project Series 2006 (BBB-/NR)
3,000,000	5.250	09/01/26	2,497,260
3,000,000	5.250	09/01/31	2,357,700
Scranton Lackawanna Health & Welfare Authority RB for Moses Taylor Hospital Project Series 1997 (B-/NR)
500,000	6.150	07/01/14	468,415
4,825,000	6.200	07/01/17	4,240,065
6,840,000	6.250	07/01/20	5,589,853

			141,704,262

Puerto Rico – 6.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa1)
36,250,000	6.000	07/01/38	34,033,313
31,615,000	6.000	07/01/44	29,228,067
Puerto Rico Commonwealth Highway & Transportation Authority RB Refunding Series 2007 N (AMBAC) (BBB/A3)(f)
48,250,000	0.733	07/01/45	26,201,680
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 A (FGIC) (BBB+/A3)
1,645,000	5.500	07/01/28	1,546,662
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax RB Series 2005 C (FGIC) (BBB+/A3)
3,115,000	5.500	07/01/21	3,156,087
Puerto Rico Electric Power Authority RB Series 2007 TT (BBB+/A3)
12,790,000	5.000	07/01/32	11,044,165
Puerto Rico Electric Power Authority RB Series 2010 XX (BBB+/A3)
10,000,000	5.250	07/01/40	8,608,200
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 M (COMWLTH GTD) (BBB-/A3)
2,000,000	6.250	07/01/23	2,088,580
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2007 P (COMWLTH GTD) (BBB/A3)
1,000,000	6.125	07/01/23	1,051,680
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2009 A (A+/A1)
44,050,000	6.000	08/01/42	43,372,951
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 A (A+/A1)(d)
10,000,000	0.000	08/01/36	1,764,200
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)
4,000,000	5.000	08/01/35	3,517,960
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)(d)
25,000,000	0.000	08/01/39	3,552,000
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(e)
12,750,000	0.000	08/01/32	10,088,310
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2010 A (A+/A1)(e)
10,000,000	0.000	08/01/33	6,403,800
Puerto Rico Sales Tax Financing Corp. RB Rolls RR II R-11758-1 Series 2009 (AA-/NR)(a)(b)
16,665,000	13.342	12/01/47	17,708,729
Puerto Rico Sales Tax Financing Corp. RB Series 2007 A (AA-/Aa2)
1,000,000	5.250	08/01/57	956,540

			204,322,924

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 A (B/NR)(d)
68,950,000	0.000	06/01/52	1,524,485
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2007 B (B-/NR)(d)
85,300,000	0.000	06/01/52	1,249,645

			2,774,130

South Carolina – 0.5%
Lancaster County Assessment RB for Edgewater Improvement District Series 2003 A (NR/NR)
4,164,000	6.875	11/01/35	3,146,318
Lancaster County Assessment Special Assessment for Edenmoor Improvement District Series 2006 A (NR/NR)(g)
4,865,000	5.750	12/01/37	1,702,750
York County Industrial RB Exempt Facility Hoechst Celanese Series 1994 (AMT) (B+/B1)
12,280,000	5.700	01/01/24	11,496,905

			16,345,973

South Dakota – 0.2%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2007 (AA-/A1)
5,000,000	5.000	11/01/40	4,573,300

36          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
South Dakota – (continued)

South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
$1,500,000	5.250%	11/01/29	$1,485,900

			6,059,200

Tennessee – 1.3%
Blount County Health & Educational Facilities Board RB Refunding for Asbury, Inc. Series 2007 A (NR/NR)
1,675,000	5.125	04/01/23	1,362,830
Chattanooga Health Educational & Housing Facility Board RB Refunding for CDFI Phase I LLC Project Series 2005 A (BBB-/NR)
560,000	5.000	10/01/15	559,994
11,710,000	5.000	10/01/25	10,176,576
14,500,000	5.125	10/01/35	11,695,990
Johnson City Health & Educational Board Retirement Facilities RB for Appalachian Christian Village Project Series 2004 A (NR/NR)
1,000,000	6.250	02/15/32	858,800
Johnson City Health & Educational Facilities Board RB for Mountain States Health Alliance Series 2010 (BBB+/Baa1)
5,500,000	6.500	07/01/38	5,315,695
Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
2,000,000	5.250	04/01/36	1,760,160
Memphis Health Educational & Housing Facility Board RB for Memphis Multi-Family Housing Apartment Projects Series 2007 A (AMT) (NR/NR)(c)
8,890,000	5.750	04/01/25	6,040,933
Shelby County Health Educational & Housing Facilities Board RB for Trezevant Manor Project Series 2006 A (NR/NR)
2,000,000	5.625	09/01/26	1,795,220

			39,566,198

Texas – 8.4%
Alliance Airport Authority Special Facilities RB Refunding for American Airlines, Inc. Project Series 2007 (AMT) (CCC+/NR)
49,225,000	5.250	12/01/29	32,514,589
29,000,000	5.750	12/01/29	20,449,640
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-1 (NR/NR)
185,000	9.750	01/01/26	185,505
Austin Texas Convention Center Enterprises, Inc. RB Third Tier Series 2001 C-2 (NR/NR)
9,270,000	9.750	01/01/26	9,276,860
Bexar County Texas Health Facilities Development Corp. RB for Army Retirement Residence Foundation Project Series 2010 (BBB/NR)
3,250,000	6.200	07/01/45	3,099,297
Brazos River Authority PCRB for TXU Energy Co. LLC Project Series 2006 (AMT) (CCC-/Ca)
17,740,000	5.000	03/01/41	3,887,721
Brazos River Authority PCRB Refunding for TXU Energy Co. LLC Project Series 2003 C (AMT) (CCC-/Ca)
9,275,000	6.750	10/01/38	2,312,443
Dallas County Flood Control District No. 1 GO Bonds Refunding Series 2002 (NR/NR)(b)
6,000,000	7.250	04/01/32	6,137,460
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1995 (CCC+/Caa2)
21,230,000	6.000	11/01/14	20,310,316
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB for American Airlines, Inc. Series 1999 (AMT) (GTY AGMT) (CCC+/Caa2)
26,935,000	6.375	05/01/35	19,752,513
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB Series 2001 A-1 (AMT) (NR/Ba2)
17,100,000	6.150	01/01/16	17,149,590
Gulf Coast Waste Disposal Authority RB Refunding Series 2002 A (AMT) (BBB/Baa3)
8,265,000	6.100	08/01/24	8,145,819
Houston Airport System Special Facilities RB for Continental Airlines, Inc. Series 1998 B (AMT) (CCC+/B3)
1,000,000	5.700	07/15/29	849,630
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
5,200,000	6.300	11/01/29	5,265,884
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
2,025,000	5.500	02/15/25	1,782,628
4,115,000	5.625	02/15/35	3,464,912
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
25,585,000	6.250	01/01/39	25,722,136
North Texas Tollway Authority RB Refunding Toll Second Tier Series 2008 F (BBB+/A3)
53,205,000	5.750	01/01/38	49,829,143
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project RMKT 11/29/05 Series 2001 C (CCC/Ca)
5,950,000	5.200	05/01/28	1,305,311
Sabine River Authority Texas PCRB Refunding for TXU Electric Co. Project Series 2000 A (AMT) (CCC-/Ca)
7,110,000	6.450	06/01/21	1,668,930
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
4,180,000	5.125	05/15/37	3,278,959
Texas Private Activity Bond Surface Transportation Corp. RB Senior Lien for Mobility Partners LLC Series 2009 (BBBH-/Baa2)
7,500,000	6.875	12/31/39	7,579,800
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health System Project Series 2001 (BBB+/Ba1)
2,000,000	6.750	05/15/21	2,023,260
Tomball Hospital Authority RB Refunding Series 2005 (NR/Baa3)
250,000	5.000	07/01/15	254,663

The accompanying notes are an integral part of these financial statements.          37

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Tomball Hospital Authority RB Refunding Series 2005 (NR/Baa3) – (continued)
$8,650,000	5.000%	07/01/20	$8,054,102
5,850,000	5.000	07/01/23	5,148,058

			259,449,169

U.S. Virgin Islands – 0.1%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Notes Refunding for Cruzan Project Series 2009 A (BBB-/Baa3)
2,000,000	6.000	10/01/39	1,926,120

Utah – 0.7%
Carbon County Solid Waste Disposal RB Refunding for Sunnyside Cogeneration Series 1999 A (NR/NR)
2,360,000	6.375	08/15/11	2,368,354
19,012,000	7.100	08/15/23	18,344,489

			20,712,843

Vermont – 0.0%
Vermont Economic Development Authority Mortgage RB for Wake Robin Corp. Project Series 2006 A (NR/NR)
1,300,000	5.250	05/01/26	1,052,610

Virginia – 0.3%
Albemarle County IDA RB Refunding Westminster-Canterbury Series 2007 (NR/NR)
1,000,000	5.000	01/01/31	834,420
Bedford County IDA RB Refunding for Nekoosa Packaging Corp. Project Series 1998 (AMT) (NR/Ba3)
580,000	5.600	12/01/25	535,207
Norfolk Redevelopment & Housing Authority First Mortgage for Retirement Community Series 2004 A (NR/NR)
500,000	6.000	01/01/25	445,730
1,100,000	6.125	01/01/35	940,830
Suffolk IDA Retirement Facilities RB Refunding First Mortgage for Lake Prince Center Series 2006 (NR/NR)
725,000	5.150	09/01/24	637,072
1,000,000	5.300	09/01/31	792,960
Virginia Beach Development Authority Residential Care Facilities Mortgage RB Refunding for Westminster-Canterbury Series 2005 (NR/NR)
500,000	5.000	11/01/22	470,620
Washington County IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
4,000,000	7.750	07/01/38	4,352,920

			9,009,759

Washington – 1.0%
Port of Camas-Washougal Public Industrial Corp. PCRB Refunding for James River Project Series 1993 (BBB-/NR)
2,465,000	6.700	04/01/23	2,465,542
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (AA+/NR)(a)(b)
3,955,000	15.828	12/14/17	5,108,041
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (AA+/NR)(a)(b)
4,150,000	15.835	12/14/17	5,235,806
Skagit County Public Hospital District No. 1 RB for Skagit Valley Hospital Series 2010 (NR/Baa2)
3,000,000	5.250	12/01/25	2,682,690
4,000,000	5.750	12/01/35	3,509,320
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA+/Aa3)
750,000	6.000	08/15/39	765,240
Washington Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA+/Aa3)
1,750,000	6.000	08/15/39	1,785,560
Washington Health Care Facilities Authority RB for Swedish Health Services Series 2011 A (A+/A2)
8,500,000	6.250	11/15/41	8,407,775

			29,959,974

West Virginia – 0.1%
West Virginia Economic Development Authority Solid Waste Disposal Facilities RB Refunding for Appalachian Power Co. – Amos Project Series 2010 A (BBB/Baa2)
4,000,000	5.375	12/01/38	3,699,680

Wisconsin – 1.9%
Kaukauna Wisconsin Environmental Improvement RB for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
6,510,000	5.250	06/01/29	5,718,709
Wisconsin State Health & Educational Facilities Authority RB for Fort Healthcare, Inc. Project Series 2004 (BBB+/NR)
1,500,000	6.100	05/01/34	1,403,265
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
5,825,000	5.125	05/15/29	5,057,440
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
2,200,000	5.000	05/15/36	1,785,190
Wisconsin State Health & Educational Facilities Authority RB for Vernon Memorial Healthcare, Inc. Project Series 2005 (BBB-/NR)
3,000,000	5.100	03/01/25	2,672,130
3,800,000	5.250	03/01/35	3,159,320
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
2,450,000	5.250	08/15/19	2,426,995
2,000,000	5.250	08/15/31	1,711,740
24,175,000	5.250	08/15/34	20,137,533
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Services, Inc. Series 2003 A (BBB+/Baa2)
2,790,000	5.125	08/15/33	2,300,941
Wisconsin State Health & Educational Facilities Authority RB Refunding for Illinois Senior Housing, Inc. Series 2006 (NR/NR)
1,275,000	5.650	08/01/21	1,186,133
2,385,000	5.800	08/01/29	2,091,764

38          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB Refunding for Wheaton Healthcare Series 2006 B (BBB+/Baa2)
$9,970,000	5.125%	08/15/30	$8,461,638

			58,112,798

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $3,355,422,273)			$2,942,727,190

Other Municipal Debt Obligations – 1.5%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2000 (AMT) (NR/Ba2)(b)(c)
$7,000,000	9.560%	11/01/11	$5,469,450
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba2)(b)(c)
4,000,000	5.200	09/30/14	2,762,760
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 (AMT) (NR/Ba3)(b)(c)
3,000,000	5.400	09/30/14	1,922,460
3,000,000	5.800	09/30/19	1,950,690
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 A-2 (AMT) (NR/Ba1)(b)(c)
6,000,000	4.900	09/30/14	4,681,020
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2004 C (AMT) (NR/Ba3)(b)(c)
13,000,000	9.750	09/30/12	11,182,470
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/B1)(b)(c)
6,000,000	5.900	09/30/20	3,062,700
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba1)(b)(c)
8,000,000	5.125	09/30/15	6,320,880
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 (AMT) (NR/Ba2)(b)(c)
8,000,000	5.300	09/30/15	5,444,400
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(b)(c)
4,000,000	4.950	09/30/12	3,160,720
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(b)(c)
3,000,000	5.500	09/30/15	1,862,040

			47,819,590

TOTAL OTHER MUNICIPAL DEBT OBLIGATIONS
(Cost $63,751,083)			$47,819,590

Short-Term Investments – 1.9%
California – 0.2%
California Infrastructure & Economic Development Bank VRDN RB for J. Paul Getty RMKT 04/6/10 Series 2003 B (A-1+/VMIG1)(c)
$6,000,000	0.180%	04/01/11	$6,000,000

Connecticut – 0.3%
Connecticut State Health & Educational Facilities Authority VRDN RB for Yale University Series 2005 Y-3 (A-1+/VMIG1)(c)
8,300,000	0.150	04/01/11	8,300,000

Illinois – 0.2%
Chicago Illinois GO VRDN Project Series 2003 B-1 RMKT 03/18/09 (A-1/Aa3)(c)
5,000,000	0.230	04/01/11	5,000,000

Mississippi – 0.2%
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron USA, Inc. Project Series 2009 F (A-1+/VMIG1)(c)
4,000,000	0.190	04/01/11	4,000,000
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron U.S.A., Inc. Project Series 2010 L (A-1+/VMIG1)(c)
4,000,000	0.190	04/01/11	4,000,000

			8,000,000

Missouri – 0.2%
Missouri State Health & Educational Facilities Authority RB for Washington University Series 2003 B (A-1+/VMIG1)(c)
4,000,000	0.190	04/01/11	4,000,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2000 B (A-1+/VMIG1)(c)
3,200,000	0.210	04/01/11	3,200,000

			7,200,000

New York – 0.4%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank, N.A.) (A-1+/VMIG1)(c)
2,000,000	0.230	04/01/11	2,000,000
New York City VRDN GO Subseries 1993 E-2 (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(c)
2,000,000	0.180	04/01/11	2,000,000
New York City VDRN GO Bonds Subseries 1993 E-2 (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(c)
1,700,000	0.180	04/01/11	1,700,000
New York City VRDN GO Bonds Series 1993 C (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(c)
3,000,000	0.180	04/01/11	3,000,000
New York City VRDN GO Bonds Subseries 1993 B-3 (LOC – JPMorgan Chase Bank N.A.) (A-1+/VMIG1)(c)
1,700,000	0.180	04/01/11	1,700,000
New York City VRDN GO Subseries 1993 A-7 (LOC – Morgan Guaranty Trust) (A-1+/VMIG1)(c)
1,400,000	0.180	04/01/11	1,400,000

			11,800,000

Texas – 0.4%
Houston Higher Education Finance Corp. VRDN RB for Rice University Project Series 2008 A (A-1+/VMIG1)(c)
1,500,000	0.190	04/01/11	1,500,000

The accompanying notes are an integral part of these financial statements.          39

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-Term Investments – (continued)
Texas – (continued)

Lower Neches Valley Authority Industrial Development Corp. Exempt Facilities VRDN RB Refunding for ExxonMobil Project Subseries 2003 A-2 (A-1+/VMIG1)(c)
$5,500,000	0.180%	04/01/11	$5,500,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(c)
4,940,000	0.210	04/01/11	4,940,000

			11,940,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $58,240,000)			$58,240,000

Shares	Rate	Value

Investment Companies(f) – 0.2%
JPMorgan Tax Free Money Market Fund – Institutional Shares
6,379,272	0.080%	$6,379,272
Morgan Stanley Institutional Liquidity Fund – Tax-Exempt Portfolio – Institutional Shares
266,748	0.070	266,748

TOTAL INVESTMENT COMPANIES
(Cost $6,646,020)		$6,646,020

TOTAL INVESTMENTS – 98.9%
(Cost $3,484,059,376)		$3,055,432,800

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		32,836,260

NET ASSETS – 100.0%		$3,088,269,060

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $108,521,176, which represents approximately 3.5% of net assets as of March 31, 2011.

(c)	Securities with “Put” features and resetting interest rates. Maturity dates disclosed are the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2011.

(d)	Issued with zero coupon. Income is recognized through the accretion of discount.

(e)	Zero coupon bond until next reset date.

(f)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2011.

(g)	Security is currently in default.

(h)	When-issued security.

(i)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
AGC	—	Insured by ACE Guaranty Corp.
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. – Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
BHAC-CR	—	Insured by Berkshire Hathaway Assurance Corp. – Insured Custodial Receipts
BNY	—	Insured by the Bank of New York Mellon Corp.
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHA INS	—	Insured by Federal Housing Administration
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GTY AGMT	—	Guaranteed Agreement
ICC	—	Insured Custody Certificates
IDA	—	Industrial Development Authority
LIBOR	—	London Interbank Offered Rate
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
Q-SBLF	—	Qualified School Board Loan Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
RR	—	Revenue Refunding
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

40          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 96.5%
Alabama – 1.3%
Alabama Special Care Facilities Financing Authority RB for Birmingham Ascension Health Series 2009 C-1 (AA/NR)(a)(b)(c)
$1,000,000	14.040%	11/03/16	$1,161,710
Alabama State Port Authority RB for Docks Facilities Series 2010 (BBB+/NR)
2,500,000	5.750	10/01/30	2,442,750
Alexander City Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
1,780,000	5.750	12/01/36	1,470,778
Health Care Authority RB for Baptist Health Series 2006 D (GO OF AUTH) (BBB+/A3)
575,000	5.000	11/15/17	578,968
100,000	5.000	11/15/21	92,806
Tuscaloosa Alabama Educational Building Authority RB for Stillman College Project Series 2007 A (BB+/NR)
2,400,000	5.250	06/01/37	1,824,600

			7,571,612

Alaska – 0.2%
Anchorage Alaska Water RB Refunding Series 2004 (NATL-RE) (AA/WR)(d)
1,000,000	5.125	05/01/14	1,125,140

Arizona – 1.4%
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(c)
2,170,000	1.250	02/02/15	1,904,414
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for El Paso Electric Co. Project Series 2009 A (BBB/Baa2)
2,200,000	7.250	02/01/40	2,369,422
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB-/Baa2)(c)
2,000,000	5.500	06/01/14	2,138,800
Northern Arizona University RB Series 2003 (FGIC) (A+/A1)(d)
1,235,000	5.500	06/01/14	1,405,121
Queen Creek Improvement District No. 1 Special Assessment Series 2006 (BBB/A3)
500,000	5.000	01/01/26	459,290

			8,277,047

Arkansas – 0.1%
Arkansas State Development Finance Authority RB for Single Family Mortgage-Backed Securities Series 2008 B (AMT) (GNMA/FNMA) (AAA/NR)
520,000	5.500	07/01/23	535,574

California – 20.1%
Bay Area Toll Authority California Toll Building Authority RB for San Francisco Bay Area Series 2008 F-1 (AA/Aa3)
4,000,000	5.500	04/01/43	4,023,000
California Educational Facilities Authority RB for California Institute of Technology Series 2009 (GO OF INSTN) (AAA/Aa1)
5,000,000	5.000	11/01/39	5,017,100
California Health Facilities Financing Authority RB for Providence Health & Services Series 2008 C (AA/Aa2)
1,000,000	6.500	10/01/33	1,070,190
California Infrastructure & Economic Development Bank RB for Los Angeles County Department of Public Social Services Series 2003 (AMBAC) (NR/WR)
1,000,000	5.750	09/01/23	1,004,220
California State Public Works Board Lease RB for UCLA Replacement Hospital Series 2002 A (AGM) (AA+/Aa2)
2,000,000	5.375	10/01/19	2,092,200
California State Various Purpose GO Bonds Series 2009 (A-/A1)
5,000,000	5.250	10/01/25	5,141,300
5,000,000	6.500	04/01/33	5,400,150
2,750,000	6.000	04/01/38	2,804,092
California State Various Purpose GO Bonds Series 2010 (A-/A1)
1,250,000	6.000	03/01/33	1,296,137
1,500,000	5.500	03/01/40	1,443,285
California Statewide Communities Development Authority RB for Enloe Medical Center Series 2008 (CAL MTG INS) (A-/NR)
1,435,000	5.750	08/15/38	1,327,289
California Statewide Communities Development Authority RB for Sutter Health Series 2011 A (AA-/Aa3)
2,000,000	6.000	08/15/42	1,977,520
California Statewide Community Development Authority Water & Wastewater RB Unrefunded Balance Series 2004 (AGM) (AA+/Aa3)
155,000	5.250	10/01/19	164,936
Chabot-Las Positas Community College District GO for Capital Appreciation Series 2006 C (AMBAC) (AA-/Aa1)(e)
6,340,000	0.000	08/01/35	1,090,417
Citrus Community College District GO Bonds Capital Appreciation for Election of 2004 Series 2009 C (AA-/Aa2)(e)
6,500,000	0.000	06/01/34	1,330,225
Eastern California Municipal Water District Community Facilities Special Tax District No. 2003-25 Improvement Area D Series 2006 (NR/NR)
425,000	5.000	09/01/36	313,505
Eastern California Municipal Water District Community Facilities Special Tax District No. 2005-40 Mahogany Promontory Pointe Series 2006 (NR/NR)
410,000	5.000	09/01/36	313,228
Foothill-De Anza California Community College District GO Bonds for Capital Appreciation Series 2007 B (AMBAC) (AA/Aaa)(e)
11,235,000	0.000	08/01/36	2,051,736
Foothill-De Anza California Community College District GO Bonds for Santa Clara County Election of 2006 Series 2007 A (AMBAC) (AA/Aaa)
6,000,000	5.000	08/01/27	6,048,120
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 B (B/NR)(e)
50,000,000	0.000	06/01/47	1,104,000

The accompanying notes are an integral part of these financial statements.          41

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds for Capital Appreciation Subseries 2007 C (B-/NR)(e)
$19,500,000	0.000%		06/01/47	$358,995
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AAA/Aaa)(d)
1,225,000	6.750		06/01/13	1,375,381
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-3 (AAA/Aaa)(d)
350,000	7.875		06/01/13	401,341
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-5 (AAA/Aaa)(d)
650,000	7.875		06/01/13	745,348
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BB+/Baa3)
5,000,000	5.000		06/01/33	3,332,100
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AAA/Aaa)(d)
7,800,000	5.500		06/01/13	8,550,048
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AGM-CR) (FGIC) (AA+/Aa3)
3,500,000	5.000		06/01/35	3,041,885
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (BBB+/A2)
5,575,000	5.000		06/01/45	4,458,383
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2007 A-1 (BB+/Baa3)
4,500,000	5.750		06/01/47	2,998,800
Hacienda La Puente California Unified School District GO Bonds for Election of 2000 Series 2003 B (AGM) (AA+/Aa3)(d)
1,200,000	5.250		08/01/13	1,326,120
Lake Elsinore California Unified School District Community Facilities Special Tax Series 2005-3 (NR/NR)
595,000	5.000		09/01/25	495,171
Long Beach California Senior Airport RB Series 2010 B (A-/A2)
1,480,000	5.000		06/01/40	1,281,414
Los Angeles Community College District GO Bonds for 2008 Election Series 2010 C (AA/Aa1)
5,000,000	5.250		08/01/39	4,941,450
Menifee Union School District Riverside County GO Bonds Capital Appreciation for Election of 2008 Series 2009 C (ASSURED GTY) (AA+/Aa3)(e)
2,000,000	0.000		08/01/37	326,140
4,500,000	0.000		08/01/38	684,945
4,500,000	0.000		08/01/39	639,360
Menlo Park California GO Bonds Series 2002 (AAA/Aaa)
1,000,000	5.250		08/01/27	1,033,240
Merced City School District GO Bonds Capital Appreciation for Election of 2003 Series 2005 (NATL-RE) (A/NR)(e)
1,205,000	0.000		08/01/26	431,884
Metropolitan Water District Waterworks of Southern California RB Refunding Series 2001 A (AAA/Aa1)
1,000,000	5.100		07/01/25	1,015,570
M-S-R Energy Authority Gas RB Series 2009 A (A/NR)
1,750,000	6.500		11/01/39	1,770,405
M-S-R Energy Authority Gas RB Series 2009 C (A/NR)
3,500,000	6.125		11/01/29	3,513,300
1,750,000	6.500		11/01/39	1,770,405
Mt. Diablo Unified School District GO Bonds Capital Appreciation for Election of 2010 Series 2010 A (AGM) (AA+/Aa3)(f)
10,000,000	0.000		08/01/35	4,210,500
Palomar Pomerado Health COPS Series 2009 (BB+/Baa3)
2,500,000	6.750		11/01/39	2,402,200
Palomar Pomerado Health GO Bonds Capital Appreciation for Election of 2004 Series 2009 A (ASSURED GTY) (AA+/Aa3)
2,150,000	0.000	(e)	08/01/31	503,724
4,150,000	0.000	(e)	08/01/32	888,681
3,500,000	0.000	(e)	08/01/33	685,335
6,450,000	0.000	(f)	08/01/38	3,819,238
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(g)
3,000,000	0.738		12/01/35	1,979,310
San Diego Community College District GO Bonds for Election of 2002 Series 2005 (AGM) (AA+/Aa1)
3,000,000	5.000		05/01/30	2,938,500
San Diego County Water Authority COPS Series 2008 A (AGM) (AA+/Aa2)
5,000,000	5.000		05/01/33	4,812,250
San Diego Unified School District GO Bonds for Election of 2008 Series 2010 C (AA/Aa1)(e)
5,000,000	0.000		07/01/39	708,650
San Gabriel Unified School District GO Bonds Unrefunded Balance Series 2002 A (AGM) (AA+/Aa3)
55,000	5.375		08/01/21	56,933
San Joaquin Hills Transportation Corridor Agency RB Refunding for Capital Appreciation Series 1997 A (NATL-RE) (BBB/Baa1)(e)
1,605,000	0.000		01/15/26	451,454
Silicon Valley Tobacco Securitization Authority Tobacco Settlement RB Capital Appreciation Turbo Asset-Backed Bonds for Santa Clara County Tobacco Securitization Corp. Series 2007 A (BBB/NR)(e)
8,000,000	0.000		06/01/36	644,080
Temecula Valley Unified School District Community Facilities District Special Tax District No. 2004-1 Improvement Area A Series 2007 (NR/NR)
1,865,000	5.000		09/01/37	1,455,651
Torrance California COPS for Refunding & Public Improvement Project Series 2005 B (AMBAC) (AA/Aa3)
310,000	5.250		06/01/34	289,494

42          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Vernon California Redevelopment Agency Tax Allocation for Industrial Redevelopment Project Series 2005 (NATL-RE) (BBB/Baa1)
$725,000	5.250%	09/01/19	$695,007
West Contra Costa Unified School District GO Bonds Capital Appreciation for Election of 2002 Series 2004 C (NATL-RE FGIC) (A/WR)(e)
1,175,000	0.000	08/01/25	460,189

			116,505,531

Colorado – 0.9%
Colorado Health Facilities Authority Hospital RB for Poudre Valley Health Care, Inc. Series 2005 F (A/A2)
800,000	5.000	03/01/25	766,680
Colorado Health Facilities Authority RB for Covenant Retirement Communities, Inc. Series 2005 (BBB-/NR)
1,150,000	5.000	12/01/35	894,827
E-470 Public Highway Authority RB for Capital Appreciation Series 2004 B (NATL-RE) (BBB/Baa1)(e)
5,000,000	0.000	09/01/27	1,398,200
West Metro Fire Protection District GO Bonds Series 2006 A (NATL-RE) (NR/Aa2)
2,200,000	5.250	12/01/26	2,325,290

			5,384,997

District of Columbia – 1.2%
District of Columbia Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 (BBB/Baa3)
560,000	6.250	05/15/24	561,025
1,000,000	6.500	05/15/33	963,640
District of Columbia Water & Sewer Authority RB Public Utility Senior Lien Series 2009 A (AA/Aa2)
5,000,000	6.000	10/01/35	5,351,000

			6,875,665

Florida – 8.5%
Arbor Greene Community Development District Special Assessment Refunding Series 2006 (BBB+/NR)
1,685,000	5.000	05/01/19	1,622,318
Bluewaters Community Development District Special Assessment Series 2004 (NR/NR)
2,415,000	6.000	05/01/35	2,214,169
Bridgewater Wesley Chapel Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
2,230,000	5.750	05/01/35	2,005,305
Citizens Property Insurance Corp. RB Senior Secured for High Risk Account Series 2009 A-1 (A+/A2)
3,650,000	5.500	06/01/17	3,870,278
Coconut Cay Community Development District Special Assessment Series 2006 (NR/NR)
925,000	5.375	05/01/36	748,843
Coral Gables Health Facilities Authority RB for Baptist Health South Florida Series 2004 (AGM) (AA+/Aaa)(d)
1,000,000	5.250	08/15/14	1,138,330
Covington Park Florida Community Development District Special Assessment Refunding for Capital Improvement Series 2005 (A-/NR)
535,000	5.000	05/01/21	509,727
Crossings At Fleming Island Community Development District RB Refunding Series 2007 (NATL-RE) (BBB/Baa1)
125,000	4.750	10/01/36	95,650
Crossings At Fleming Island Community Development District Special Assignment Refunding Series 2000 B (NATL-RE) (BBB/Baa1)
1,510,000	5.800	05/01/16	1,516,327
Diamond Hill Community Development District Tax Allocation for Capital Improvement Series 2004 (NR/NR)
1,540,000	6.000	05/01/34	1,432,924
Double Branch Community Development District Special Assessment Series 2005 A (A-/NR)
535,000	5.350	05/01/34	470,051
Florida State Municipal Power Agency RB Series 2009 A (A+/A1)
1,000,000	6.250	10/01/31	1,069,900
Hamal Florida Community Development District Special Assessment for Refunding and Improvement Series 2006 A (NATL-RE) (BBB+/Baa1)
2,755,000	5.375	05/01/22	2,724,364
High Ridge Quantum Community Development District Special Assessment for Boyton Beach Series 2005 A (NR/NR)
1,785,000	5.750	05/01/35	1,621,083
Hollywood Community Redevelopment Agency RB for Beach CRA Series 2004 (A-/A3)
300,000	5.625	03/01/24	306,141
Keys Cove Community Development District Special Assessment Series 2004 (NR/NR)
2,315,000	5.875	05/01/35	2,033,241
Lee County IDA Health Care Facilities RB Refunding for Shell Point/Alliance Community Project Series 2007 (BB/NR)
2,500,000	5.000	11/15/13	2,478,200
Longleaf Community Development District Special Assessment Refunding Series 2006 (NR/NR)
1,185,000	5.375	05/01/30	983,906
Meadow Pointe III Community Development District RB for Capital Improvement Series 2004 A (NR/NR)
915,000	6.000	05/01/35	815,970
Miami-Dade County Florida Aviation RB RMKT 03/17/08 Series 2003 E (AMT) (NATL-RE) (A-/NR)
500,000	5.250	10/01/13	527,770
425,000	5.250	10/01/14	453,688
575,000	5.250	10/01/16	612,145
Miami-Dade County Florida Expressway Authority RB Series 2004 B (NATL-RE FGIC) (A/A3)
1,000,000	5.250	07/01/26	1,013,270
North Sumter County Utility Dependent District RB Series 2010 (AGM) (AA+/Aa3)
1,250,000	5.375	10/01/40	1,113,837
Port Everglades Authority RB for Port Facilities Series 1986 (ETM) (AAA/Aaa)
1,885,000	7.125	11/01/16	2,196,496

The accompanying notes are an integral part of these financial statements.          43

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Sail Harbour Community Development District Special Assessment Series 2005 A (NR/NR)
$925,000	5.500%	05/01/36	$777,296
Sonoma Bay Community Development District Special Assessment Series 2005 A (NR/NR)
625,000	5.450	05/01/36	534,056
St. Petersburg Health Facilities Authority RB Refunding for All Children’s Hospital Series 2009 A (AA/A1)
2,000,000	6.500	11/15/39	2,047,440
Sumter Landing Florida Community Development District Recreational RB Series 2005 A (NATL-RE) (BBB/Baa1)
250,000	4.625	10/01/30	206,057
Tampa Palms Open Space & Transportation Community Development District Special Assessment Refunding for Capital Improvement Area 7 Project Series 2004 (NATL-RE) (A-/Baa1)
1,395,000	4.500	05/01/18	1,433,237
Tampa Water & Sewer RB Refunding Series 2001 A (AA/Aa1)
1,000,000	5.250	10/01/19	1,024,590
Thousand Oaks Community Development District Special Assessment Series 2005 A-1 (NR/NR)
910,000	5.350	05/01/35	774,674
Verona Walk Community Development District RB for Capital Improvement Series 2004 (NR/NR)
4,410,000	5.850	05/01/35	3,916,830
Village Community Development District No. 5 Special Assessment Series 2003 A (NR/NR)
2,325,000	6.100	05/01/34	2,201,240
Village Community Development District No. 6 Special Assessment Series 2007 (NR/NR)
1,870,000	5.250	05/01/37	1,624,375
Villagewalk of Bonita Springs Community Development District Special Assessment for Capital Improvement Series 2005 (NR/NR)
985,000	5.600	05/01/36	866,091

			48,979,819

Georgia – 0.0%
Chatham County Hospital Authority RB for Hospital Improvement Memorial Health University Series 2004 A (BB+/Baa3)
325,000	5.500	01/01/34	255,333
Georgia State GO Bonds Prerefunded Series 1992 B (ETM) (AAA/Aaa)
5,000	6.000	03/01/12	5,258

			260,591

Guam – 0.4%
Guam Government Limited Obligation GO Bonds Section 30 Series 2009 A (BBB-/NR)
600,000	5.375	12/01/24	575,580
850,000	5.625	12/01/29	814,436
750,000	5.750	12/01/34	708,337

			2,098,353

Idaho – 0.2%
Idaho Health Facilities Authority RB for St. Luke’s Health System Project Series 2008 (A/A2)
1,000,000	6.750	11/01/37	1,050,010

Illinois – 5.0%
Chicago Illinois GO Bonds Unrefunded Balance Series 2000 C (NATL-RE FGIC) (A+/Aa3)
815,000	5.500	01/01/19	817,681
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 A-1 (XLCA) (A-/A1)
490,000	5.250	01/01/34	449,041
Chicago Illinois O’Hare International Airport RB Refunding Third Lien Series 2003 C-2 (AGM) (AA+/Aa3)
2,500,000	5.250	01/01/30	2,250,325
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
750,000	5.000	11/15/11	759,630
1,250,000	6.250	11/15/13	1,270,088
Chicago Single Family Mortgage RB Series 2001 A (AMT) (GNMA/FNMA/FHLMC) (AAA/Aaa)
930,000	6.250	10/01/32	944,871
Illinois Development Finance Authority PCRB Refunding for Amerencips RMKT 12/03/01 Series 2000 A (BBB-/Baa3)(c)
2,300,000	5.500	02/28/14	2,305,290
Illinois Finance Authority RB for Edward Hospital RMKT 04/09/08 Series 2008 A (AMBAC) (A+/A2)
350,000	6.250	02/01/33	353,829
Illinois Finance Authority RB Refunding for Proctor Hospital Series 2006 A (BB+/Ba1)
400,000	5.125	01/01/25	331,660
Illinois Finance Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2005 A (AMT) (BBB/NR)
400,000	5.050	08/01/29	368,508
Illinois Municipal Electric Agency RB Power Supply System Series 2007 A (NATL-RE FGIC) (A+/A1)
4,020,000	5.250	02/01/22	4,191,493
Illinois State GO Bonds First Series 2002 (NATL-RE) (A+/A1)
3,000,000	5.375	07/01/19	3,021,360
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A1)
2,500,000	5.000	06/01/19	2,512,500
Lake County Illinois Community Consolidated School District No. 41 GO Bonds Series 1999 A (AGM) (AA+/Aa2)
2,725,000	9.000	11/01/16	3,514,405
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A-/NR)
1,125,000	6.000	06/01/28	1,092,094
Round Lake Illinois Lakewood Grove Special Service Area No. 1 Special Tax Refunding Series 2007 (ASSURED GTY) (AA+/NR)
2,320,000	5.500	03/01/32	2,334,964
Southwestern Illinois Development Authority RB Capital Appreciation for Local Government Program Series 2007 (AGM) (GO OF DIST) (AA+/NR)(e)
6,500,000	0.000	12/01/25	2,621,060

			29,138,799

44          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Indiana – 2.0%
Eagle-Union Middle School Building Corp. RB Refunding for First Mortgage Series 2001 (AMBAC) (ST AID WITHHLDG) (NR/WR)
$125,000	4.850%	07/05/15	$125,718
Greencastle Indiana Waterworks RB Refunding Series 2001 (NATL-RE) (BBB/Baa1)
300,000	4.250	07/01/13	306,975
Indiana Health & Educational Facilities Financing Authority Hospital RB for Clarian Health Obligation Series 2006 A (A+/A1)
3,900,000	5.000	02/15/39	3,261,648
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Residuals I Series 2010-3224 (AA-/NR)(a)(b)(g)
205,000	28.910	05/01/15	343,922
Indiana State Educational Facilities Authority RB for Earlham College Project Series 1998 (NR/Aa3)
325,000	4.950	10/15/12	325,981
Indianapolis Indiana Airport Authority RB Refunding Special Facilities for Federal Express Corp. Project Series 2004 (AMT) (BBB/Baa2)
640,000	5.100	01/15/17	683,789
Indianapolis Indiana Gas Utility RB Second Lien Series 2008 A (ASSURED GTY) (AA+/Aa3)(c)
3,500,000	5.000	08/15/13	3,705,100
Jasper County PCRB Refunding for Northern RMKT 8/25/08 Series 1994 C (NATL-RE) (BBB/Baa1)
650,000	5.850	04/01/19	709,702
Mitchell Multi School Building Corp. RB Refunding for First Mortgage Series 2002 (ST AID WITHHLDG) (AA+/NR)
275,000	4.650	07/05/13	296,379
Porter County Jail Building Corp. RB Refunding for First Mortgage Series 2001 (AGM) (AA+/Aa3)
300,000	5.000	07/10/16	301,710
Princeton Indiana Sewer Works RB Refunding Series 2003 (NR/NR)
275,000	4.500	05/01/13	276,983
Vanderburgh County Indiana Redevelopment Commission Tax Increment Tax Allocation Series 2006 (A/NR)
1,400,000	5.250	02/01/31	1,308,300

			11,646,207

Iowa – 0.5%
Coralville Iowa COPS Series 2006 D (NR/A1)
1,325,000	5.250	06/01/22	1,348,227
Tobacco Settlement Authority of Iowa RB Asset-Backed Bonds Series 2005 C (BBB/Baa3)
1,875,000	5.375	06/01/38	1,343,775

			2,692,002

Kentucky – 1.8%
Kentucky Economic Development Finance Authority RB for Ashland Hospital Corp. King’s Daughters Medical Center Series 2010 (A+/A1)
3,000,000	5.000	02/01/40	2,688,690
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(a)(b)
470,000	17.690	11/11/14	650,367
Kentucky Economic Development Finance Authority System RB for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/NR)(d)
1,085,000	6.000	10/01/13	1,232,072
Kentucky Economic Development Finance Authority System RB Unrefunded Balance for Norton Healthcare, Inc. Series 2000 C (NATL-RE) (BBB/Baa1)
2,165,000	6.000	10/01/18	2,285,157
Louisville & Jefferson County Metropolitan Government RB for Jewish Hospital St. Mary’s Healthcare Series 2008 (A-/Baa1)
3,750,000	6.125	02/01/37	3,671,100

			10,527,386

Louisiana – 1.6%
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2004 A (AMT) (BBB/Baa3)
675,000	5.000	11/01/18	655,520
De Soto Parish Louisiana Environmental Improvement RB Refunding for International Paper Co. Project Series 2005 A (AMT) (BBB/Baa3)
2,560,000	4.750	03/01/19	2,495,693
East Baton Rouge Parish Louisiana Sales Tax RB for Road and Street Improvement Series 2009 A (ASSURED GTY) (AA+/Aa3)
1,230,000	5.250	08/01/28	1,276,924
Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(c)
900,000	7.000	12/01/11	929,313
Louisiana State Offshore Terminal Authority Deepwater Port RB Refunding for Loop LLC Project Series 2003 C (A/A3)
1,000,000	5.250	09/01/15	1,048,490
New Orleans Louisiana Aviation Board RB Refunding for Restructuring GARBs Series 2009 A-1 (ASSURED GTY) (AA+/Aa3)
1,350,000	6.000	01/01/23	1,480,073
Tobacco Settlement Financing Corp. RB for Asset Backed Bonds Series 2001 B (A-/Baa3)
1,220,000	5.875	05/15/39	1,111,810

			8,997,823

Maryland – 1.6%
Baltimore Maryland Special Obligation Tax Allocation for Harborview Lot No. 2 Series 2003 (NR/NR)
1,165,000	6.500	07/01/31	1,108,334
Frederick County Maryland Special Tax Unrefunded Balance for Lake Linganore Village Community Development Series 2001 A (Radian) (NR/NR)
280,000	5.600	07/01/20	272,308
555,000	5.700	07/01/29	505,694
Maryland State Health & Higher Educational Facilities Authority RB for Anne Arundel Health System Series 2010 (A-/A3)
1,000,000	5.000	07/01/32	952,160

The accompanying notes are an integral part of these financial statements.          45

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Maryland – (continued)

Maryland State Health & Higher Educational Facilities Authority RB Refunding for Medstar Health Series 2004 (A-/A2)
$500,000	5.375%	08/15/24	$503,400
750,000	5.500	08/15/33	712,058
Maryland State Industrial Development Financing Authority RB Refunding for Synagro-Baltimore Series 2008 A (AMT) (BBB+/NR)
2,000,000	5.250	12/01/12	2,044,060
1,025,000	5.375	12/01/14	1,056,949
500,000	5.625	12/01/16	514,945
Maryland State Transportation Authority RB Refunding Series 2007 (AAA/Aa1)
1,500,000	5.000	03/01/19	1,673,250

			9,343,158

Massachusetts – 2.6%
Massachusetts Bay Transportation Authority Assessment RB Series 2004 A (AAA/Aa1)(d)
1,000,000	5.000	07/01/14	1,127,150
Massachusetts Development Finance Agency RB for Harvard University Series 2010 B-2 (AAA/Aaa)
5,000,000	5.250	02/01/34	5,258,250
Massachusetts Educational Financing Authority RB Series 2008 H (AMT) (ASSURED GTY) (AA+/Aa3)
2,135,000	6.350	01/01/30	2,145,526
Massachusetts State Health & Educational Facilities Authority RB for Boston Medical Center Project Series 2008 (BBB+/Baa1)
3,000,000	5.750	07/01/31	2,745,210
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA+/Aa3)
3,750,000	5.250	07/01/12	3,758,287

			15,034,423

Michigan – 0.9%
Michigan Higher Education Student Loan Authority RB Series 2003 17-1 (AMT) (AMBAC) (AA/A1)
5,000,000	5.200	03/01/24	4,749,100
Pontiac Tax Increment Finance Authority RB Tax Allocation Unrefunded Balance for Development of Area No. 3 Series 2002 (ACA) (CCC/NR)
360,000	5.375	06/01/17	246,704

			4,995,804

Minnesota – 0.7%
Minneapolis Minnesota Health Care System RB for Fairview Health Services Series 2008 A (A/A2)
1,500,000	6.750	11/15/32	1,597,950
St. Paul Minnesota Housing & Redevelopment Authority RB for Healthpartners Obligated Group Project Series 2006 (BBB+/A3)
2,900,000	5.250	05/15/36	2,561,396

			4,159,346

Mississippi – 0.1%
Mississippi Development Bank Special Obligation RB for Hinds Community College District Capital Improvement Project Series 2009 (ASSURED GTY) (NR/Aa2)
500,000	5.375	10/01/33	516,330

Missouri – 1.1%
Jefferson County Missouri School District No. R-1 Northwest GO Bonds Refunding and Improvement for Missouri Direct Deposit Program Series 2004 (NATL-RE) (AA+/Aa1)
300,000	4.350	03/01/16	314,937
Missouri State Development Finance Board Infrastructure Facilities RB for Branson Landing Project Series 2005 A (A/A2)
270,000	4.750	06/01/25	253,533
4,125,000	5.000	06/01/35	3,649,882
Missouri State Health & Educational Facilities Authority RB for St. Louis University Series 1998 (AA-/A1)
1,000,000	5.500	10/01/15	1,119,420
Missouri State Health & Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (AGM) (AA+/Aa3)
1,000,000	5.500	12/01/15	1,014,940

			6,352,712

Nevada – 0.8%
Clark County Nevada Industrial Development RB for Southwest Gas Corp. Project Series 2003 C (BBB/Baa2)(c)
765,000	5.450	03/01/13	792,387
Clark County Nevada School District GO Bonds Refunding Series 1998 (AGM) (AA+/Aa2)
800,000	5.500	06/15/13	866,632
Henderson Nevada Local Improvement District No. T-14 Limited Obligation Special Assessment Refunding Senior Series 2007 A (AGM) (AA+/Aa3)
820,000	4.250	03/01/12	834,678
North Las Vegas Nevada Local Improvement District No. 60 Special Assessment Refunding for Special Improvement Subseries 2006 B (NR/NR)
635,000	4.850	12/01/15	608,895
1,415,000	5.100	12/01/22	1,214,169
University of Nevada RB for Community College System Series 2002 A (NATL-RE FGIC) (AA-/Aa2)
250,000	4.450	07/01/12	252,068

			4,568,829

New Hampshire – 0.4%
New Hampshire Municipal Bond Bank RB Series 2003 (NATL-RE) (AA/WR)(d)
1,000,000	5.250	08/15/13	1,105,610
New Hampshire State Business Finance Authority RB for Waste Management, Inc. Project Series 2002 (AMT) (BBB/NR)
1,250,000	5.200	05/01/27	1,194,862

			2,300,472

46          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

New Jersey – 4.2%
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 BB (A+/Aa3)
$360,000	5.000%	09/01/34	$341,435
New Jersey Economic Development Authority RB for School Facilities Construction Series 2009 Z (ASSURED GTY) (AA+/Aa3)
1,000,000	6.000	12/15/34	1,054,000
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2009 AA (A+/Aa3)
4,000,000	5.500	12/15/29	4,086,920
New Jersey Economic Development Authority Water Facilities RB Refunding for American Water Co., Inc. Project Series 2010 B (AMT) (A/A2)
2,000,000	5.600	11/01/34	1,904,500
New Jersey Health Care Facilities Financing Authority RB for Children’s Specialized Hospital Series 2005 A (BBB/Baa3)
600,000	5.000	07/01/24	550,806
175,000	5.500	07/01/30	159,315
New Jersey Health Care Facilities Financing Authority RB for Palisades Medical Center of New York Healthcare Series 2002 (BB+/Ba2)
500,000	6.500	07/01/21	483,995
New Jersey Health Care Facilities Financing Authority RB for St. Joseph’s Healthcare System Series 2008 (BBB-/Ba1)
2,500,000	6.625	07/01/38	2,400,925
New Jersey State Higher Education Assistance Authority RB for Student Loan Series 2008 A (AMT) (ASSURED GTY) (AA+/Aa3)
3,000,000	6.125	06/01/30	3,072,030
New Jersey State Housing and Mortgage Finance Agency RB for Single Family Housing Series 2008 AA (AMT) (AA/Aa2)
700,000	6.150	10/01/23	718,977
New Jersey State Turnpike Authority RB Series 2009 G (A+/A3)
1,650,000	5.000	01/01/18	1,786,026
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(d)
2,370,000	6.000	06/01/12	2,521,988
Tobacco Settlement Financing Corp. RB for Capital Appreciation Series 2007 1-C (B-/NR)(e)
11,250,000	0.000	06/01/41	423,112
Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(d)
300,000	6.750	06/01/13	338,550
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
3,015,000	4.625	06/01/26	2,165,916
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB-/Baa3)
3,000,000	5.000	06/01/29	2,109,870

			24,118,365

New Mexico – 0.6%
Farmington New Mexico PCRB Refunding for Public Service Co. of New Mexico San Juan Project Series 2010 D (BB+/Baa3)
2,500,000	5.900	06/01/40	2,373,425
Santa Fe County New Mexico RB for Gross Receipts Series 2008 (AGM) (AA+/Aa3)
1,000,000	5.250	06/01/31	1,010,620

			3,384,045

New York – 3.4%
Erie County New York Industrial Development Agency RB for the City of Buffalo School District Series 2008 A (AGM) (AA+/Aa3)
6,500,000	5.750	05/01/26	7,065,175
4,500,000	5.750	05/01/29	4,882,680
New York City GO Bonds Series 2006 A (AA/Aa2)
400,000	5.000	08/01/18	437,624
New York City Industrial Development Agency RB for Polytechnic University Project Series 2007 (ACA) (BBB-/NR)
2,045,000	5.000	11/01/12	2,118,170
New York Mortgage Agency RB for Homeowner Mortgage Series 2003-109 (AMT) (NR/Aa1)
900,000	4.800	10/01/23	888,354
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (NATL-RE) (BBB/Baa1)
1,500,000	5.500	11/01/14	1,579,770
New York State Environmental Facilities Corp. State Clean Water & Drinking RB Refunding for Revolving Funds Pooled Financing Program Series 2002 F (AAA/Aaa)
175,000	5.250	11/15/20	185,780
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
2,600,000	5.500	06/01/19	2,720,172

			19,877,725

North Carolina – 0.8%
Charlotte North Carolina Water and Sewer System RB Series 2009 B (AAA/Aaa)
2,000,000	5.000	07/01/38	2,041,400
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2003 C (A-/Baa1)
500,000	5.375	01/01/16	523,595
850,000	5.375	01/01/17	886,711
North Carolina Eastern Municipal Power Agency Power System RB Series 2008 C (ASSURED GTY) (AA+/Aa3)
500,000	6.000	01/01/19	548,665
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2003 A (ETM) (NR/NR)
145,000	5.500	01/01/13	156,980
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Unrefunded Series 2003 A (A/A2)
305,000	5.500	01/01/13	324,877

			4,482,228

North Dakota – 0.4%
Ward County North Dakota Health Care Facilities RB for Trinity Obligated Group Series 2006 (BBB+/NR)
2,250,000	5.125	07/01/25	2,087,483

The accompanying notes are an integral part of these financial statements.          47

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest		Maturity
Amount	Rate		Date	Value

State-Specific Municipal Debt Obligations – (continued)

Ohio – 1.2%
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/Baa3)
$440,000	5.125%		06/01/24	$334,616
4,050,000	6.500		06/01/47	2,954,718
Marysville Ohio RB Wastewater Treatment System Series 2006 (XLCA) (A-/WR)
1,670,000	5.250		12/01/24	1,705,905
1,755,000	5.250		12/01/25	1,779,710

				6,774,949

Oklahoma – 0.1%
Oklahoma Development Finance Authority RB for Great Plains Regional Medical Center Project Series 2007 (BBB-/NR)
240,000	5.000		12/01/27	205,426
140,000	5.125		12/01/36	114,023

				319,449

Oregon – 0.7%
Deschutes County Oregon Hospital Facilities Authority RB Refunding for Cascade Healthcare Series 2008 (NR/A3)
1,500,000	8.250		01/01/38	1,751,805
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Series 2002 (NR/NR)(d)
1,255,000	6.125		09/01/12	1,366,582
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Series 2002 (BBB-/NR)
745,000	6.125		09/01/22	745,194

				3,863,581

Pennsylvania – 1.2%
Mifflin County Pennsylvania School District GO Bonds Series 2007 (NATL-RE-IBC) (XLCA) (ST AID WITHHLDG) (A/Baa1)
2,000,000	7.500		09/01/26	2,323,340
Montgomery County Pennsylvania Higher Education & Health Authority RB for Catholic Health System East Series 2004 C (A+/A1)(d)
150,000	5.375		11/15/14	172,351
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (A-/A1)
2,000,000	6.250		11/01/31	2,007,460
Pennsylvania Economic Development Financing Authority PCRB Refunding for PPL Electric Utilities Corp. Project Series 2008 (BBB+/A3)
2,500,000	4.000		10/01/23	2,302,675
St. Mary Hospital Authority RB Refunding for Catholic Health East Series 2004 B (A+/A1)(d)
225,000	5.375		11/15/14	256,811

				7,062,637

Puerto Rico – 5.7%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa1)
3,000,000	0.000	%(f)	07/01/24	3,043,170
2,000,000	6.000		07/01/38	1,877,700
2,500,000	6.000		07/01/44	2,311,250
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B (BBB/A3)
3,000,000	6.500		07/01/37	3,043,500
Puerto Rico Commonwealth GO Bonds Refunding Subseries 2003 C-7 (NATL-RE) (BBB/A3)
2,000,000	6.000		07/01/27	2,038,540
Puerto Rico Commonwealth Highway & Transportation Authority RB Subseries 2003 (FGIC) (BBB-/Baa1)
900,000	5.250		07/01/18	909,387
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/A3)(c)
1,480,000	5.000		07/01/12	1,508,771
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (BBB-/Baa1)(c)
5,400,000	5.750		02/01/12	5,493,798
Puerto Rico Sales Tax Financing Corp. RB First Subseries 2010 C (A+/A1)
2,500,000	6.000		08/01/39	2,486,250
Puerto Rico Sales Tax Financing Corp. RB for Capital Appreciation First Subseries 2009 A (A+/A1)(f)
13,000,000	0.000		08/01/32	10,286,120

				32,998,486

Rhode Island – 0.4%
Rhode Island Housing & Mortgage Finance Corp. RB Series 2007 A-1 (AMT) (AGM) (AA+/Aa3)
2,800,000	4.900		10/01/37	2,489,200

South Carolina – 0.6%
Georgetown County South Carolina Environmental RB for International Paper Co. Project Series 2006 A (AMT) (BBB/Baa3)
2,500,000	5.000		08/01/30	2,139,525
Horry County South Carolina Airport RB Series 2010 A (A-/A3)
1,500,000	5.000		07/01/40	1,322,985

				3,462,510

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority RB for Avera Health Series 2008 B (A+/A1)
500,000	5.500		07/01/35	485,620
300,000	5.250		07/01/38	278,289

				763,909

Tennessee – 1.1%
Johnson City Tennessee Health & Educational Facilities Board Hospital RB for First Mortgage Mountain States Health Series 2006 A (BBB+/Baa1)
1,775,000	5.500		07/01/36	1,526,731

48          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Tennessee – (continued)

Knox County Tennessee Health, Educational & Housing Facilities Board RB for University Health System, Inc. Series 2007 (BBB+/NR)
$2,700,000	5.250%	04/01/36	$2,376,216
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB for Charter Village Apartments Series 2007 (AMT) (FNMA) (NR/NR)(c)
1,000,000	4.850	06/01/25	940,790
Sullivan County Tennessee Health, Educational & Housing Facilities Board Hospital RB for Wellmont Health System Project Series 2006 C (BBB+/NR)
2,100,000	5.250	09/01/36	1,715,238

			6,558,975

Texas – 14.2%
Brazos River Authority RB Refunding for Reliant Energy, Inc. Project Series 1999 A (BBB-/Ba1)(g)
1,250,000	5.375	04/01/19	1,212,525
Dallas County Utility & Reclamation District GO Bonds Refunding RMKT 06/25/08 Series 2005 B (AMBAC) (BBB+/A3)
2,675,000	5.375	02/15/29	2,649,079
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/04/08 Series 2002 C (AMT) (NATL-RE) (A+/A1)
1,000,000	6.250	11/01/28	1,000,370
Dallas-Fort Worth International Airport Facilities Improvement Corp. RB RMKT 04/11/08 Subseries 2003 C-2 (AMT) (XLCA) (A+/A1)
2,000,000	6.125	11/01/18	2,005,520
Fort Bend County Texas Municipal Utility District No. 30 GO Bonds Series 2004 (AGM) (AA+/Aa3)
2,015,000	5.750	09/01/27	2,050,222
Frisco Texas Independent School District GO Bonds Series 2002 (PSF-GTD) (AAA/Aaa)
1,000,000	5.125	08/15/30	1,009,290
Grand Prairie Texas Independent School District GO Bonds Series 2003 (AGM) (AA+/Aa2)(d)
1,000,000	5.375	02/15/13	1,087,060
Gulf Coast Waste Disposal Authority Texas Waste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB/Baa2)
1,000,000	6.650	04/01/32	1,000,370
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2008 C (AAA/Aaa)(d)
2,580,000	5.750	10/01/18	3,114,189
Hidalgo County Health Services RB for Mission Hospital, Inc. Project Series 2005 (BBB/Baa2)
700,000	5.000	08/15/19	671,314
Houston Airport System RB Refunding Senior Lien Series 2009 A (AA-/Aa3)
10,000,000	5.500	07/01/34	10,076,200
Houston Utilities System RB Refunding First Lien Series 2004 A (NATL-RE) (AA/Aa2)
1,000,000	5.250	05/15/25	1,040,040
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
5,000,000	5.750	05/15/37	5,074,450
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project RMKT 07/01/09 Series 2001 A (BBB/Baa2)
1,300,000	6.300	11/01/29	1,316,471
Matagorda County Texas Navigation District No. 1 PCRB Refunding for Central Power & Light Co. Project Series 1996 (AMT) (NATL-RE) (BBB/Baa1)
2,500,000	5.200	05/01/30	2,347,375
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(c)
7,500,000	5.125	06/01/11	7,533,075
Mesquite Texas Health Facilities Development Corp. RB for Christian Care Retirement Facilities Series 2005 (BBB-/NR)
150,000	5.500	02/15/25	132,046
235,000	5.625	02/15/35	197,875
Mesquite Texas Independent School District GO Bonds Refunding Series 2002 (PSF-GTD) (AAA/NR)
1,160,000	5.500	08/15/21	1,198,036
Mission Economic Development Corp. RB for Waste Management, Inc. Project Series 2008 (BBB/NR)(c)
1,000,000	6.000	08/01/13	1,078,920
North Texas Tollway Authority RB First Tier Series 2009 A (A-/A2)
2,500,000	6.250	01/01/24	2,718,325
1,100,000	6.250	01/01/39	1,105,896
North Texas Tollway Authority System RB Refunding for Capital Appreciation First Tier Series 2008 I (A-/A2)(f)
6,000,000	0.000	01/01/43	4,498,260
North Texas Tollway Authority System RB Refunding for First Tier Series 2008 A (A-/A2)
5,000,000	5.750	01/01/40	4,724,850
Pharr-San Juan-Alamo Independent School District Unlimited Tax GO Bonds for Hidalgo School Building Series 2007 (PSF-GTD) (AAA/Aaa)
1,420,000	5.500	02/01/27	1,507,600
1,000,000	5.500	02/01/29	1,056,940
1,670,000	5.500	02/01/31	1,756,339
Port of Houston Authority Harris County Unlimited Tax GO Bonds Refunding Series 2008 A (AMT) (AAA/Aaa)
3,000,000	6.125	10/01/33	3,189,420
Round Rock Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aaa)
2,730,000	5.250	08/01/34	2,827,052
Sam Rayburn Municipal Power Agency RB Refunding Series 2002 (Radian) (BBB/Baa2)
5,000,000	5.750	10/01/21	5,043,150
Schertz Texas GO Bonds Series 2006 (NATL-RE) (AA/Baa1)
1,715,000	5.250	02/01/25	1,808,073
1,900,000	5.250	02/01/27	1,983,619
Tarrant County Cultural Education Facilities Finance Corp. RB for Air Force Village Obligated Group Series 2007 (BBB/NR)
425,000	5.125	05/15/37	333,387

The accompanying notes are an integral part of these financial statements.          49

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Texas Municipal Gas Acquisition & Supply Corp. I RB Senior Lien Series 2008 D (A/A2)
$3,000,000	6.250%	12/15/26	$3,050,790
Tomball Hospital Authority RB Refunding Series 2005 (NR/Baa3)
650,000	5.000	07/01/20	605,222
250,000	5.000	07/01/23	220,002

			82,223,352

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority RB Senior Lien Matching Fund Loan Note Series 2004 A (BBB/Baa2)
1,750,000	5.250	10/01/16	1,847,983

Utah – 1.1%
Tooele County Utah Hazardous Waste Treatment RB for Union Pacific Project RMKT 4/28/98 Series 1992 A (AMT) (BBB+/Baa2)
2,000,000	5.700	11/01/26	1,993,780
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class I (AMT) (AAA/Aaa)
2,070,000	5.875	07/01/39	2,083,289
Utah Housing Corp. Single Family Mortgage RB Series 2008 B-1 Class II (AMT) (AAA/Aa2)
2,110,000	5.900	07/01/36	2,130,193

			6,207,262

Virginia – 1.1%
Bristol Virginia Utilities System RB Refunding Series 2003 (NATL-RE) (BBB/Baa1)(d)
1,850,000	5.250	07/15/13	2,038,534
Tobacco Settlement Financing Corp. RB for Capital Appreciation Subseries 2007 C-1 (B+/NR)(e)
250,000	0.000	06/01/47	4,730
Virginia State Housing Development Authority RB Series 2008 E (GO OF AUTH) (AAA/Aaa)
2,940,000	6.250	07/01/31	2,996,977
Washington County Virginia IDA RB for Mountain States Health Alliance Series 2009 C (BBB+/Baa1)
1,000,000	7.750	07/01/38	1,088,230

			6,128,471

Washington – 3.7%
King County Washington Sewer RB Series 2007 (AGM) (AA+/Aa2)
5,600,000	5.000	01/01/42	5,411,952
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 A (NR/NR)(a)(b)(c)
700,000	15.828	12/14/17	904,078
Puttable Floating Option Tax-Exempt Receipts (RITES) GO Bonds Series 2009 B (NR/NR)(a)(b)(c)
730,000	15.835	12/14/17	920,997
Skagit County Washington Public Hospital District No. 2 GO Bonds Refunding and Improvement Series 2005 (NATL-RE) (A+/Baa1)
2,000,000	5.000	12/01/30	1,809,420
Tacoma Washington GO Bonds Series 2004 (NATL-RE) (AA/Aa3)
2,000,000	5.000	12/01/30	2,026,520
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa3)
3,165,000	6.625	06/01/32	3,096,035
Washington State GO Bonds Series 1992 B & AT-7 (AA+/Aa1)
500,000	6.400	06/01/17	591,165
Washington State Health Care Facilities Authority RB for Group Health Corp. Series 2006 (Radian) (BBB/WR)
315,000	5.000	12/01/36	255,030
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 A (ASSURED GTY) (AA+/Aa3)
250,000	6.000	08/15/39	255,080
Washington State Health Care Facilities Authority RB for MultiCare Health System Series 2008 B (ASSURED GTY) (AA+/Aa3)
250,000	6.000	08/15/39	255,080
Washington State Health Care Facilities Authority RB for Swedish Health Services Series 2009 A (A+/A2)
3,000,000	6.500	11/15/33	3,081,030
Washington State Health Care Facilities Authority RB for Virginia Mason Medical Center Series 2007 B (ACA) (BBB/Baa2)
3,000,000	6.000	08/15/37	2,727,720
Washington State Various Purpose GO Bonds Series 2002 A (AA+/Aa1)(d)
300,000	5.000	07/01/12	316,920

			21,651,027

West Virginia – 0.5%
Monongalia County Building Commission RB for Monongalia General Hospital Series 2005 A (A-/NR)
2,000,000	5.250	07/01/25	1,918,500
West Virginia Hospital Finance Authority Hospital RB Refunding and Improvement for West Virginia United Health System Obligated Group Series 2009 C (A+/A2)
1,000,000	5.500	06/01/39	953,210

			2,871,710

Wisconsin – 1.7%
Badger Tobacco Asset Securitization Corp. RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(d)
1,000,000	6.375	06/01/12	1,066,630
Madison Community Development Authority RB for Wisconsin Alumni Research Foundation Project Series 2009 (AAA/NR)
2,215,000	5.000	10/01/39	2,233,274
Wisconsin State Health & Educational Facilities Authority RB for Sinai Samaritan Medical Center, Inc. Series 1996 (NATL-RE) (BBB/Baa1)
3,330,000	5.875	08/15/26	3,179,084
Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 A (BBB/NR)
375,000	5.125	05/15/29	325,586

50          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Wisconsin – (continued)

Wisconsin State Health & Educational Facilities Authority RB for Upland Hills Health, Inc. Series 2006 B (BBB/NR)
$100,000	5.000%	05/15/36	$81,145
Wisconsin State Health & Educational Facilities Authority RB for Wheaton Franciscan Healthcare Series 2006 (BBB+/Baa2)
1,750,000	5.250	08/15/24	1,628,883
1,750,000	5.250	08/15/31	1,497,772

			10,012,374

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $574,482,089)			$558,123,351

Other Municipal Debt Obligation – 0.2%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 C-3 (AMT) (NR/Ba3)(b)(c)
$2,000,000	5.500%	09/30/15	$1,241,360
(Cost $2,000,000)

Short-Term Investments – 2.0%
California – 0.7%
California Infrastructure & Economic Development Bank VRDN RB J Paul Getty RMKT 04/6/10 Series 2003 B (A-1+/VMIG1)(c)
$4,000,000	0.180%	04/01/11	$4,000,000

Illinois – 0.0%
Chicago Illinois GO VRDN RMKT 03/18/09 Project Series 2003 B-1 (A-1+/VMIG1)(c)
300,000	0.230	04/01/11	300,000

Mississippi – 0.3%
Mississippi Business Finance Corp. Gulf Opportunity Zone VRDN RB for Chevron U.S.A., Inc. Project Series 2010 L (A-1+/VMIG1)(c)
2,000,000	0.190	04/01/11	2,000,000

Missouri – 0.7%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2004 B (A-1+/VMIG1)(c)
4,000,000	0.190	04/01/11	4,000,000

New York – 0.3%
New York City Transitional Finance Authority VRDN RB for New York City Recovery Subseries 2002 1-C (LIQ – JPMorgan Chase Bank, N.A.) (A-1+/VMIG1)(c)
1,500,000	0.230	04/01/11	1,500,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $11,800,000)			$11,800,000

Shares	Rate	Value

Investment Company(g) – 0.0%
JPMorgan Tax Free Money Market Fund – Institutional Shares
81,264	0.080%	$81,264
(Cost $81,264)

TOTAL INVESTMENTS – 98.7%
(Cost $588,363,353)		$571,245,975

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.3%		7,392,349

NET ASSETS – 100.0%		$578,638,324

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $5,222,434, which represents approximately 0.9% of net assets as of March 31, 2011.

(c)	Securities with “Put” features and resetting interest rates. Maturity dates disclosed is the puttable date. Interest rate disclosed is that which is in effect at March 31, 2011.

(d)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(e)	Issued with zero coupon. Income is recognized through the accretion of discount.

(f)	Security is issued with zero coupon until next reset date.

(g)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2011.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

The accompanying notes are an integral part of these financial statements.          51

GOLDMAN SACHS MUNICIPAL INCOME FUND

Schedule of Investments (continued)
March 31, 2011

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. – Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
CAL MTG INS	—	Insured by California Mortgage Insurance
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
CRA	—	Community Reinvestment Act
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF DIST	—	General Obligation of District
GO OF INSTN	—	General Obligation of Institution
IDA	—	Industrial Development Authority
LIQ	—	Liquidity Agreement
LOC	—	Letter of Credit
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee
Corp. – Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
RMKT	—	Remarketed
ST AID WITHHLDG	—	State Aid Withholding
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc

52          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – 97.4%
Alabama – 1.3%
Alexander City Alabama Special Care Facilities Financing Authority Medical Facilities RB for Russell Hospital Corp. Series 2006 A (BB+/NR)
$585,000	5.000%	12/01/11	$591,371
Birmingham Waterworks & Sewer Board RB Series 2002 B (NATL-RE) (AAA/WR)(a)
5,000,000	5.000	01/01/13	5,379,050
Courtland Industrial Development Board RB Refunding for International Paper Co. Project Series 2003 A (BBB/Baa3)
1,415,000	5.000	11/01/13	1,490,985
Infirmary Health System Special Care Facilities Financing Authority of Mobile RB for Infirmary Health System, Inc. Series 2010 A (A-/NR)
500,000	5.000	02/01/12	512,240
1,000,000	5.000	02/01/13	1,047,150
Jefferson County Alabama Sewer Warrants RB for Capital Improvement Series 2002 D (FGIC) (AAA/Aaa)(a)
5,000,000	5.250	08/01/12	5,317,400
Tuscaloosa Alabama Public Educational Building Authority RB Refunding Series 2009 B (AA-/NR)
1,550,000	2.000	08/15/11	1,553,550
1,925,000	3.000	08/15/12	1,961,383
2,345,000	3.000	08/15/13	2,384,630
2,795,000	3.500	08/15/14	2,861,800
3,300,000	4.000	08/15/15	3,406,557
3,850,000	3.000	08/15/16	3,762,066

			30,268,182

Alaska – 0.4%
Alaska State Housing Finance Corp. RB Series 2002 A (NATL-RE) (GO OF CORP) (AA+/Aa2)
1,000,000	5.000	07/01/11	1,011,040
North Slope Borough Alaska GO Bonds Series 2001 A (NATL-RE) (AA-/Aa3)(c)
1,200,000	0.000	06/30/12	1,187,484
Northern Tobacco Securitization Corp. RB Asset-Backed Bonds Series 2006 A (BBB+/Baa3)
7,810,000	4.625	06/01/23	6,997,994

			9,196,518

Arizona – 1.6%
Arizona Health Facilities Authority Hospital RB for Banner Health Series 2007 B (A+/NR)(b)
2,150,000	1.013	04/01/11	1,384,192
Arizona Health Facilities Authority Hospital RB for Catholic Healthcare West Series 2009 E (A/A2)(b)
2,000,000	5.000	07/02/12	2,081,460
Arizona Health Facilities Authority Hospital RB for Phoenix Children’s Hospital Series 2007 A (NR/NR)(b)
4,500,000	1.250	02/02/15	3,949,245
Goodyear Arizona McDowell Road Commercial Corridor Improvement District Special Assessment Series 2007 A (AMBAC) (A-/A1)
1,225,000	5.250	01/01/12	1,255,846
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. of New Mexico Palo Verde Project Series 2010 A (BB+/Baa3)(b)
5,000,000	4.000	06/01/15	4,930,150
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 A (BBB-/Baa2)(b)
4,500,000	6.000	05/01/14	4,869,900
Maricopa County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Palo Verde Project Series 2009 E (BBB-/Baa2)(b)
1,000,000	6.000	05/01/14	1,082,200
Maricopa County Community College District GO Bonds Series 2009 C (AAA/Aaa)
5,000,000	3.000	07/01/13	5,228,750
Navajo County Arizona Pollution Control Corp. PCRB Refunding for Arizona Public Service Co. Project Series 2009 B (BBB-/Baa2)(b)
3,000,000	5.500	06/01/14	3,208,200
Phoenix Arizona GO Bonds Refunding Series 2009 C (AAA/Aa1)
1,225,000	2.000	07/01/12	1,247,662
4,000,000	2.500	07/01/13	4,123,480
Phoenix Civic Improvement Corp. RB Refunding Junior Lien Series 2009 B (AAA/Aa2)
1,000,000	3.000	07/01/12	1,029,830
Scottsdale Arizona GO Bonds for Projects of 1999 and 2000 Series 2004 (AAA/Aaa)
3,900,000	5.000	07/01/14	4,374,630

			38,765,545

California – 13.1%
Abag Finance Authority RB for Sharp HealthCare Series 2011 A (A/A2)
3,000,000	5.000	08/01/16	3,215,130
Adelanto Public Financing Authority RB Refunding Series 2006 (NR/NR)
745,000	4.050	09/15/11	746,900
Alameda Corridor Transportation Authority Senior Lien RB for Capital Appreciation Series 1999 A (NATL-RE) (A/A3)
1,000,000	5.125	10/01/16	1,007,210
Alameda Corridor Transportation Authority Tax-Exempt Lien RB Refunding for Capital Appreciation Series 2004 B (AMBAC) (A-/Baa2)(c)
7,790,000	0.000	10/01/12	7,340,673
California Health Facilities Financing Authority RB for Catholic Healthcare West Series 2009 F (A/A2)(b)
2,500,000	5.000	07/01/14	2,681,900
California Health Facilities Financing Authority RB Refunding for St. Joseph Health System Series 2009 C (AA-/A1)(b)
5,000,000	5.000	10/16/14	5,404,000
California Health Facilities Financing Authority RB Unrefunded Balance for Catholic Healthcare West Series 2004 H (A/A2)(b)
3,785,000	4.450	07/01/11	3,820,428

The accompanying notes are an integral part of these financial statements.          53

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

California Infrastructure & Economic Development Bank RB for The J. Paul Getty Trust RMKT 08/02/06 Series 2003 A (AAA/Aaa)(b)
$4,650,000	3.900%	12/01/11	$4,759,554
California Municipal Finance Authority COPS for Community Hospitals of Central California Obligated Group Series 2009 (BBB-/Baa2)
1,000,000	5.000	02/01/12	1,020,680
California State Department of Water Resources Power Supply RB Series 2010 M (AA-/Aa3)
10,885,000	5.000	05/01/13	11,773,325
8,000,000	5.000	05/01/14	8,847,680
15,585,000	4.000	05/01/16	16,738,134
California State Economic Recovery GO Bonds Refunding Series 2009 B (A+/Aa3)(b)
40,290,000	5.000	07/01/14	43,995,068
California State Economic Recovery GO Bonds Series 2004 A (ETM) (AAA/Aaa)(a)
255,000	5.250	07/01/14	289,889
California State Economic Recovery GO Bonds Series 2008 B (AAA/Aaa)(a)(b)
5,925,000	5.000	07/01/11	5,992,841
California State Economic Recovery GO Bonds Unrefunded Balance Series 2004 A (A+/Aa3)
890,000	5.250	07/01/14	990,623
California State GO Bonds Refunding Series 2002 (A-/A1)
2,000,000	5.000	02/01/12	2,065,980
California State GO Bonds Refunding Series 2005 (A-/A1)
3,000,000	5.000	05/01/14	3,275,280
California State GO Bonds Series 1993 (FGIC-TCRS) (A-/A1)
4,150,000	4.750	09/01/23	4,145,975
California State GO Bonds Series 2004 (A-/A1)
2,000,000	4.125	04/01/13	2,101,280
California State Public Works Board Lease RB for Various Capital Projects Subseries 2009 G-1 (BBB+/A2)
5,000,000	4.000	10/01/11	5,058,200
California State Various Purpose GO Bonds Series 1991 (NATL-RE) (A-/NR)(c)
1,750,000	0.000	09/01/11	1,737,593
California State Various Purpose GO Bonds Series 2005 (A-/A1)
3,850,000	5.000	03/01/13	4,101,405
California State Various Purpose GO Bonds Series 2006 (A-/A1)
2,500,000	5.000	03/01/14	2,719,500
California Statewide Communities Development Authority RB for California State Proposition 1A Receivables Program Series 2009 (A-/A1)
14,725,000	4.000	06/15/13	15,327,989
32,665,000	5.000	06/15/13	34,750,333
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2002 C (A+/WR)(b)
1,000,000	3.850	06/01/12	1,033,590
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 A (A+/NR)
5,000,000	5.000	04/01/14	5,422,450
California Statewide Communities Development Authority RB for Kaiser Permanente Series 2009 E (A+/NR)(b)
3,000,000	3.500	05/02/11	3,006,300
Coachella Valley California Water District Improvement Bond Act of 1913/1915 Limited Obligation Improvement Assessment District 70 Series 2006 (NR/NR)
100,000	4.350	09/02/11	100,171
El Monte City School District GO Bonds BANS for Capital Appreciation Series 2010 (SP-1+/A2)(c)
13,300,000	0.000	09/01/15	11,850,167
Fairfield-Suisun Unified School District Public Financing Authority Special Tax Refunding Series 2006 A (AMBAC) (A-/Baa2)
350,000	5.000	08/15/11	353,441
550,000	5.000	08/15/12	571,351
250,000	5.000	08/15/14	264,877
Foothill-De Anza Community College District GO Bonds Series 2007 A (AMBAC) (AA/Aaa)
2,070,000	4.000	08/01/11	2,091,921
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2003 A-1 (AAA/Aaa)(a)
2,000,000	6.750	06/01/13	2,245,520
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Asset-Backed Bonds Series 2007 A-1 (BBB-/Baa3)
18,670,000	4.500	06/01/27	13,856,687
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2003 B (AAA/Aaa)(a)
2,000,000	5.500	06/01/13	2,192,320
Golden State Tobacco Securitization Corp. California Tobacco Settlement RB Enhanced Asset-Backed Bonds Series 2005 A (AMBAC) (BBB+/A2)
1,815,000	5.000	06/01/11	1,825,128
1,150,000	5.000	06/01/12	1,179,716
Kings River Conservation District COPS for Peaking Project Series 2004 (NR/Baa1)
300,000	5.000	05/01/11	300,762
300,000	5.000	05/01/12	308,235
Los Angeles Community Redevelopment Agency Tax Allocation for Hollywood Redevelopment Project Series 1998 C (NATL-RE) (BBB/Baa1)
540,000	5.500	07/01/17	550,508
Los Angeles County Metropolitan Transportation Authority Sales Tax RB Refunding Second Senior Tier Series 2009 B (AA+/Aa2)
2,385,000	4.000	07/01/13	2,541,885
Los Angeles Department of Water & Power, Power System RB Refunding Subseries 2001 A-2 (NATL-RE) (AA-/Aa3)(b)
2,435,000	5.375	07/01/13	2,461,079
Los Angeles Department of Water & Power, Power System RB Refunding Subseries 2001 A-2 (NATL-RE) (BBB/Aa3)(a)
4,345,000	5.375	07/01/11	4,398,139

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
California – (continued)

Los Angeles Unified School District GO Bonds Refunding Series 2009 A (AA-/Aa2)
$4,010,000	5.000%	07/01/12	$4,216,154
3,080,000	3.000	07/01/13	3,190,295
3,735,000	3.000	07/01/14	3,881,337
Los Angeles Unified School District GO Bonds Series 2003 A (NATL-RE) (AA-/Aa2)
2,000,000	5.000	07/01/13	2,159,500
Northern California Power Agency Capital Facilities RB Refunding Series 2010 A (A-/A3)
1,250,000	2.000	08/01/12	1,269,025
1,790,000	3.000	08/01/13	1,852,274
1,235,000	4.000	08/01/14	1,319,326
1,705,000	3.000	08/01/15	1,747,437
Poway Unified School District GO BANS for School Facilities Improvement District No. 2007-1, Election of 2008 Series 2010 (NR/MIG1)(c)
12,000,000	0.000	12/01/11	11,914,200
Richmond California Wastewater RB Refunding Series 2006 A (AMBAC) (AA-/A2)
255,000	5.000	08/01/14	271,667
Sacramento County Sanitation District Financing Authority RB Refunding for Sacramento County Regional Series 2007 B (NATL-RE FGIC) (AA/Aa3)(d)
1,650,000	0.738	12/01/35	1,088,621
San Bernardino County Transportation Authority Sales Tax RB Series 2009 A (SP-1+/MIG1)
1,500,000	4.000	05/01/12	1,547,700
San Diego Public Facilities Financing Authority RB Refunding Series 2009 B (A+/Aa3)
1,000,000	5.000	05/15/13	1,077,440
San Francisco City & County Airport Commission San Francisco International Airport RB Refunding Second Series 2010 D (AGM) (AA+/Aa3)
4,455,000	5.000	05/01/17	4,940,952
San Francisco City & County Redevelopment Agency Tax Allocation for Mission Bay South Redevelopment Series 2009 D (BBB/NR)
350,000	4.000	08/01/11	350,823
250,000	4.500	08/01/13	253,787
200,000	5.000	08/01/14	205,714
San Jose Redevelopment Agency Tax Allocation for Merged Area Redevelopment Project Series 1993 (NATL-RE) (BBB/A2)
2,710,000	6.000	08/01/15	2,787,452
San Luis & Delta-Mendota Water Authority RB for DHCCP Development Projects Series 2009 A (A+/NR)
3,000,000	4.500	03/01/14	3,135,330
San Mateo Union High School District GO Bond Anticipation Project Series 2011 (SP-1+/NR)(c)
4,500,000	0.000	02/15/15	3,976,335
Tobacco Securitization Authority of Northern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2005 A-1 (BBB/Baa3)
1,600,000	4.750	06/01/23	1,418,880
Tobacco Securitization Authority of Southern California Tobacco Settlement RB Senior Asset-Backed Bonds Series 2002 A (AAA/Aaa)(a)
4,590,000	5.250	06/01/12	4,847,453
William S. Hart Union High School District GO BANS Series 2009 (SP-1/NR)
3,730,000	4.000	12/01/11	3,766,554
2,825,000	5.000	12/01/11	2,870,906

			314,550,979

Colorado – 0.4%
Denver Colorado Airport System RB Series 2009 A (A+/A1)
500,000	5.000	11/15/12	533,545
E-470 Public Highway Authority RB Senior Series 1997 A (NATL-RE) (BBB/Baa1)
4,125,000	5.750	09/01/13	4,317,761
E-470 Public Highway Authority RB Series 2007 B-2 (NATL-RE) (BBB/Baa1)(b)
3,000,000	5.000	09/02/11	3,033,270
Northwest Parkway Public Highway Authority Senior RB for Capital Appreciation Series 2001 B (AMBAC) (NR/WR)(a)(c)
6,500,000	0.000	06/15/11	2,240,460

			10,125,036

Connecticut – 1.6%
Connecticut State GO Bonds for Economic Recovery Series 2009 D (AA/Aa2)
10,000,000	5.000	01/01/13	10,745,400
Connecticut State GO Bonds Refunding Series 2004 B (NATL-RE) (AA/Aa2)
4,325,000	5.000	12/01/13	4,772,378
Connecticut State Health & Educational Facilities Authority RB for Ascension Health Series 1999 B (AA/Aa1)(b)
930,000	3.500	02/01/12	947,280
Connecticut State Health & Educational Facilities Authority RB for Yale University Series 2010 A-4 (AAA/Aaa)(b)
19,345,000	5.000	02/12/15	21,723,274
University of Connecticut Series 2010 A (GO OF UNIV) (AA/Aa2)
1,000,000	5.000	02/15/13	1,077,810

			39,266,142

District of Columbia – 0.2%
District of Columbia Income Tax Secured RB Refunding Series 2010 C (AAA/Aa1)(d)
5,000,000	0.430	12/01/11	5,003,700

Florida – 5.9%
Alachua County Health Facilities Authority RB for Shands HealthCare Project Series 2010 B (A/A2)
2,065,000	3.000	12/01/11	2,089,037
920,000	3.000	12/01/12	936,854
Broward County Florida Port Facilities RB Series 2009 A (A-/A2)
2,360,000	5.000	09/01/11	2,394,102
2,765,000	5.000	09/01/12	2,903,831

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Capital Trust Agency RB for Seminole Tribe Convention Series 2003 A (AAA/NR)(a)(e)
$5,000,000	8.950%	10/01/12	$5,702,350
Citizens Property Insurance Corp. Senior Secured RB for High-Risk Account Series 2010 A-1 (A+/A2)
7,500,000	5.000	06/01/14	7,892,625
2,000,000	5.000	06/01/15	2,100,780
Citizens Property Insurance Corp. Senior Secured RB Refunding for High Risk Account Series 2007 A (NATL-RE) (A+/A2)
4,515,000	5.000	03/01/13	4,731,404
Escambia Country Florida Health Facilities Authority Health Care Facilities RB for Baptist Hospital, Inc. Project Series 2010 A (BBB+/Baa1)
1,980,000	5.000	08/15/13	2,052,131
2,240,000	5.000	08/15/14	2,328,256
2,365,000	5.000	08/15/15	2,451,015
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2006 A (NATL-RE-IBC) (AA-/Aa3)
7,300,000	5.000	07/01/11	7,376,650
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2008 A (AA-/Aa3)
8,000,000	5.000	07/01/13	8,491,920
Florida Hurricane Catastrophe Fund Finance Corp. RB Series 2010 A (AA-/Aa3)
13,305,000	5.000	07/01/15	14,262,960
Florida State Board of Education GO Bonds for Public Education Capital Outlay Series 2009 F (AAA/Aa1)
3,195,000	3.000	06/01/13	3,321,139
Florida State Department of Transportation GO Bonds for Right-of-Way Acquisition and Bridge Construction Series 2002 (AAA/Aa1)
3,790,000	5.375	07/01/13	4,030,551
Florida State Department of Transportation Turnpike RB Refunding Series 2003 B (AMBAC) (AA-/Aa3)
3,650,000	5.000	07/01/17	3,864,620
Florida State Municipal Power Agency RB for St. Lucie Project Series 2009 A (A/A2)
2,845,000	5.000	10/01/13	3,046,909
2,985,000	5.000	10/01/14	3,241,173
Florida State Municipal Power Agency RB for Stanton II Project Series 2009 A (A+/A1)
420,000	4.000	10/01/12	435,973
250,000	4.000	10/01/14	263,395
Florida State Municipal Power Agency RB for Stanton Project Series 2009 A (A+/A1)
885,000	4.000	10/01/12	918,657
415,000	5.000	10/01/13	445,917
890,000	5.000	10/01/14	970,429
Florida State Municipal Power Agency RB for Tri-City Project Series 2009 A (A+/A1)
265,000	3.000	10/01/12	271,185
290,000	3.000	10/01/13	298,291
290,000	3.000	10/01/14	294,913
Florida State Municipal Power Agency RB Refunding for Stanton Project Series 2008 (A+/A1)
1,030,000	4.250	10/01/12	1,072,951
Halifax Hospital Medical Center RB Refunding & Improvement Series 2006 A (A-/NR)
1,255,000	5.000	06/01/13	1,315,002
855,000	5.000	06/01/14	905,291
Highlands County Florida Health Facilities Authority RB for Adventist Health System/Sunbelt Obligated Group Series 2002 (AA-/Aa3)(b)
2,450,000	3.950	09/01/12	2,549,201
Highlands County Florida Health Facilities Authority RB Refunding for Adventist Health System/Sunbelt Obligated Group Series 2009 E (AA-/Aa3)
2,000,000	5.000	11/15/13	2,142,880
1,000,000	5.000	11/15/15	1,090,900
Hillsborough County Aviation Authority RB for Tampa International Airport Series 2009 A (A+/Aa3)
3,050,000	5.000	10/01/13	3,296,592
Jacksonville Florida Special RB Series 2010 B-1 (AA-/Aa2)
4,415,000	5.000	10/01/14	4,893,851
JEA Florida Electric System RB Refunding Series 2009-3A (AA-/Aa2)
2,275,000	5.000	10/01/13	2,480,478
JEA Florida Electric System RB Refunding Subseries 2009 B (A+/Aa3)
2,000,000	5.000	10/01/11	2,044,080
JEA Florida Electric System RB Refunding Subseries 2009 C (ASSURED GTY) (AA+/Aa3)
2,000,000	5.000	10/01/14	2,195,220
Miami-Dade County School Board COPS Series 2003 B (NATL-RE) (A/A1)(b)
1,500,000	5.000	05/01/11	1,505,115
1,400,000	5.500	05/01/11	1,405,278
Miami-Dade County School Board COPS Series 2011 B (A/A1)(b)
3,000,000	5.000	05/01/16	3,256,770
Miami-Dade County School District GO Bonds Refunding Series 1996 (NATL-RE) (A+/Aa3)
1,170,000	5.000	07/15/11	1,183,221
Miami-Dade County Water and Sewer System RB Refunding Series 2008 B (AGM) (AA+/Aa2)
1,500,000	5.000	10/01/13	1,633,560
Miami-Dade County Water and Sewer System RB Refunding Series 2008 C (BHAC) (AA+/Aa1)
1,750,000	5.000	10/01/12	1,856,680
Orange County School Board COPS Series 1997 A (NATL-RE) (A+/Aa3)
2,870,000	6.000	08/01/11	2,915,805
Osceola County School Board COPS for Harter Educational Facilities Lease Purchase Agreement Series 2009 A (ASSURED GTY) (AA+/Aa3)
1,665,000	3.000	06/01/12	1,693,671
2,495,000	5.000	06/01/14	2,645,623
Palm Beach County Airport System RB Unrefunded Balance Series 2002 (NATL-RE) (A/A2)
2,000,000	5.750	10/01/11	2,041,340

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Florida – (continued)

Polk County Florida RB Refunding for Capital Improvement Series 2010 (AA/A1)
$1,000,000	3.000%	12/01/15	$1,017,850
Port St. Lucie Florida Utility System RB Series 2003 (NATL-RE) (BBB/Baa1)(a)(c)
3,650,000	0.000	09/01/13	1,234,065
Sarasota County School Board COPS for Master Lease Program Series 2010 B (AA-/Aa2)
1,000,000	3.000	07/01/13	1,031,320
1,400,000	3.000	07/01/14	1,442,336
1,400,000	3.000	07/01/15	1,427,958
Tampa Bay Water Utility System RB Refunding for Regulation of Water Supply Authority Series 2004 (NATL-RE FGIC) (AA+/Aa2)
5,145,000	5.000	10/01/13	5,603,111

			142,997,216

Georgia – 2.8%
Albany-Dougherty County Hospital Authority RB for Regional Linked Stars and Cars Series 1993 (AMBAC) (AA-/Aa3)
2,500,000	5.700	09/01/13	2,507,850
Atlanta Georgia Wastewater RB Series 2009 A (A/A1)
2,500,000	4.000	11/01/11	2,545,125
Carroll City-County Hospital Authority Revenue Anticipation Certificates for Tanner Medical Center, Inc. Project Series 2010 (CNTY GTD) (AA-/Aa2)
1,530,000	4.000	07/01/16	1,630,368
Cherokee County Georgia GO Bonds Series 2009 (AA+/Aa1)
1,200,000	3.000	04/01/11	1,200,000
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2009 (AA+/NR)
500,000	3.000	05/01/12	513,785
1,000,000	4.000	05/01/13	1,058,190
Clayton County & Clayton County Water Authority Water and Sewerage RB Refunding Series 2010 (AA+/NR)
500,000	3.000	05/01/12	513,895
Cobb County Water and Sewer Improvement RB Series 2009 (AAA/Aaa)
1,025,000	5.000	07/01/13	1,120,561
1,000,000	4.500	07/01/14	1,107,540
Cobb County-Marietta Water Authority RB Series 2009 (AAA/Aaa)
1,500,000	5.000	11/01/13	1,657,230
2,850,000	5.000	11/01/14	3,226,485
Coffee County School District Sales Tax GO Bonds Series 2009 (ST AID WITHHLDG) (AA+/NR)
700,000	3.000	08/01/12	720,307
Columbia County Georgia Sales Tax GO Bonds Series 2009 (AA+/Aa1)
1,265,000	4.000	04/01/12	1,310,413
DeKalb County School District GO Bonds Series 2007 (ST AID WITHHLDG) (AA+/Aa1)
10,000,000	5.000	02/01/13	10,606,100
East Point Building Authority RB for Water and Sewer Project Series 2006 A (XLCA) (NR/NR)
1,025,000	5.000	02/01/12	1,039,637
750,000	5.000	02/01/13	767,655
East Point Building Authority RB Refunding for Water and Sewer Project Series 2007 (XLCA) (NR/NR)
600,000	4.000	02/01/12	603,744
Fulton County Facilities Corp. COPS for Public Purposes Project Series 2009 (AA-/Aa3)
1,100,000	3.000	11/01/11	1,112,078
Georgia State GO Bonds Refunding Series 2005 B (AAA/Aaa)
3,425,000	5.000	07/01/12	3,619,060
Georgia State GO Bonds Refunding Series 2009 E (AAA/Aaa)
2,220,000	4.000	07/01/13	2,380,373
Henry County School District GO Bonds Refunding Series 2001 (AA-/Aa2)
1,000,000	5.125	08/01/14	1,013,780
Marietta Georgia GO Bonds Refunding Series 2009 A (AA+/Aa2)
1,000,000	2.500	02/01/13	1,026,280
1,000,000	5.000	02/01/14	1,100,140
Marietta Georgia GO Bonds Refunding Series 2009 B (AA+/Aa2)
710,000	2.000	01/01/13	722,205
Monroe County Development Authority PCRB for Georgia Power Co. First Series 1995 (A/A3)(b)
2,000,000	4.500	04/01/11	2,000,000
Municipal Electric Authority RB for Combustion Turbine Project Series 2002 A (NATL-RE) (A/A1)
8,260,000	5.250	11/01/13	8,784,758
Municipal Electric Authority RB Subseries 2010 B (A/A2)
1,200,000	3.000	01/01/12	1,219,128
2,355,000	3.000	01/01/13	2,417,831
1,685,000	3.000	01/01/14	1,732,382
Polk School District GO Bonds for Capital Appreciation Series 2008 (ST AID WITHHLDG) (AA+/Aa1)(c)
1,355,000	0.000	04/01/12	1,339,323
Public Gas Partners, Inc. RB Series 2009 A (A+/A2)
6,130,000	5.000	10/01/15	6,612,186

			67,208,409

Guam – 0.7%
Guam Education Financing Foundation COPS for Public School Facilities Project Series 2006 A (A-/NR)
1,030,000	5.000	10/01/12	1,061,600
Guam Government Limited Obligation RB for Section 30 Series 2009 A (BBB-/NR)
1,000,000	5.000	12/01/13	1,054,050
Guam Power Authority RB Subseries 2010 A (BBB-/Ba2)
2,000,000	6.000	10/01/11	2,000,620
11,680,000	6.500	10/01/12	11,678,248

			15,794,518

Hawaii – 0.5%
Hawaii State GO Bonds Refunding Series 2003 DT (AA/Aa1)
4,000,000	4.000	11/01/14	4,369,880

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Hawaii – (continued)

Hawaii State GO Bonds Series 2003 DA (NATL-RE) (AA/Aa1)(a)
$3,745,000	5.250%	09/01/13	$4,147,887
Honolulu City and County GO Bonds Series 2004 B (NATL-RE) (AA+/Aa1)
3,600,000	5.000	07/01/15	4,006,476

			12,524,243

Idaho – 0.4%
Madison County Idaho Hospital COPS Refunding Series 2006 (BBB-/NR)
425,000	5.000	09/01/11	428,107
University of Idaho RB Refunding Series 2007 A (AGM) (AA+/Aa3)(a)(b)
9,240,000	4.375	04/01/11	9,240,000

			9,668,107

Illinois – 6.6%
Berwyn Illinois GO Bonds Refunding Series 2004 (AMBAC) (NR/WR)
200,000	5.000	12/01/12	209,316
Chicago Illinois Board of Education GO Bonds Refunding Capital Appreciation for School Reform Series 1999 A (NATL-RE FGIC) (AA-/Aa2)(c)
2,500,000	0.000	12/01/15	2,133,925
Chicago Illinois GO Bonds for City Colleges of Chicago Capital Improvement Project Series 1999 (NATL-RE FGIC) (A+/Aa3)(c)
2,000,000	0.000	01/01/14	1,855,340
Chicago Illinois GO Bonds for Lakefront Millennium Parking Facility Series 1999 (NATL-RE) (A+/WR)(a)
5,000,000	5.750	01/01/12	5,299,150
Chicago Illinois GO Bonds Refunding Series 2005 A (AGM) (AA+/Aa3)
5,000,000	5.000	01/01/15	5,300,050
Chicago Illinois Midway Airport Second Lien RB Series 2010 B (A-/A3)(b)
3,750,000	5.000	01/01/15	4,005,000
Chicago Illinois O’Hare International Airport RB Series 2008 A (AGM) (AA+/Aa3)
6,275,000	5.000	01/01/15	6,724,667
Chicago Illinois Public Building Commission RB Refunding Series 2006 (AMBAC) (A/A1)
1,000,000	5.000	03/01/15	1,071,640
Chicago Illinois Tax Allocation Junior Lien for Near South Redevelopment Project Series 2001 A (ACA) (NR/NR)
300,000	5.000	11/15/11	303,852
2,715,000	6.250	11/15/13	2,758,630
Illinois Educational Facilities Authority RB for University of Chicago RMKT 7/01/09 Series 1998 (AA/Aa1)(b)
2,500,000	3.375	02/03/14	2,607,250
Illinois Educational Facilities Authority RB for University of Chicago Series 2001 B-2 (AA/Aa1)(b)
2,000,000	1.875	02/12/15	1,968,300
Illinois Finance Authority Gas Supply RB Refunding for The Peoples Gas Light and Coke Co. Project Series 2010 (A-/A1)(b)
2,250,000	2.125	07/01/14	2,172,735
Illinois Finance Authority RB for Art Institute of Chicago Series 2010 B (A+/A1)
5,250,000	4.000	07/01/15	5,436,532
Illinois Finance Authority RB Refunding for Advocate Health Care Network Series 2010 D (AA/Aa2)
1,000,000	3.000	04/01/12	1,024,630
5,110,000	3.000	04/01/13	5,240,356
Illinois Finance Authority RB Refunding for Resurrection Health Care Corp. Series 2009 (BBB+/Baa1)
1,750,000	5.000	05/15/13	1,809,045
5,000,000	5.000	05/15/14	5,177,250
4,400,000	5.250	05/15/15	4,554,088
Illinois Health Facilities Authority RB for Advocate HealthCare Network Series 2003 A (AA/Aa2)(b)
1,745,000	4.375	07/01/14	1,832,791
Illinois Health Facilities Authority RB for Delnor Hospital RMKT 09/04/08 Series 2003 A (AGM) (AA+/Aa3)
1,875,000	5.000	05/15/11	1,882,219
Illinois State Build Illinois Sales Tax RB Junior Obligation Series 2010 (AAA/NR)
5,050,000	5.000	06/15/14	5,433,497
Illinois State GO Bonds Refunding Series 2002 (NATL-RE) (A+/A1)
2,710,000	5.500	08/01/15	2,910,892
Illinois State GO Bonds Refunding Series 2007 B (A+/A1)
4,000,000	4.250	01/01/14	4,132,520
Illinois State GO Bonds Refunding Series 2010 (A+/A1)
25,345,000	5.000	01/01/14	26,680,935
Illinois State GO Bonds Refunding Series 2010 (AGM) (AA+/Aa3)
6,725,000	5.000	01/01/15	7,068,042
Illinois State GO Bonds Series 2003 (NATL-RE) (A+/A1)
3,200,000	5.000	06/01/14	3,314,848
5,000,000	5.000	06/01/16	5,114,500
Illinois State GO Bonds Series 2009 A (A+/A1)
10,000,000	3.500	09/01/13	10,166,200
Illinois State GO Bonds Series 2010 (SP-1/NR)
21,000,000	3.000	06/14/11	21,061,110
Railsplitter Tobacco Settlement Authority Tobacco Settlement RB Series 2010 (A/NR)
5,000,000	4.000	06/01/13	5,145,700
4,750,000	5.000	06/01/15	5,004,315

			159,399,325

Indiana – 1.2%
Anderson School Building Corp. RB for First Mortgage Series 2003 (AMBAC) (AA+/WR)(a)
1,750,000	5.000	07/15/13	1,918,473
Delaware County Indiana Hospital Authority RB Refunding for Ball Memorial Hospital, Inc. Obligated Group Series 2009 A (NR/Baa3)
2,545,000	5.000	08/01/13	2,623,564
3,185,000	5.625	08/01/18	3,293,704
Duneland School Building Corp. RB Refunding for First Mortgage Series 2009 (ST AID WITHHLDG) (AA+/NR)
1,070,000	4.000	02/01/13	1,120,065

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Indiana – (continued)

Indiana Bond Bank RB for State Revenue Funding Program Series 2004 B (AAA/NR)
$4,000,000	5.000%	02/01/13	$4,301,000
Indiana Health Facility Financing Authority RB for Ascension Health RMKT 02/25/09 Series 2001 (AA/Aa1)(b)
2,000,000	3.625	08/01/11	2,021,420
Indiana Health Facility Financing Authority RB for Ascension Health RMKT 05/01/09 Series 2009 A (AA-/Aa2)(b)
1,500,000	5.000	08/01/13	1,608,645
Indiana Health Facility Financing Authority RB for Ascension Health Subordinate Credit Group Series 2010 (AA-/NR)(e)(f)
850,000	28.910	05/01/15	1,426,020
Indiana University RB for Student Fees Series 2008 S (AA+/Aaa)
1,200,000	5.000	08/01/12	1,270,248
Indianapolis Thermal Energy System First Lien RB Refunding Series 2010 B (AGM) (AA+/Aa3)
3,905,000	5.000	10/01/15	4,320,570
Jasper County PCRB Refunding for Northern Indiana Public Service Co. Project RMKT 08/25/08 Series 1994 B (NATL-RE) (NR/Baa1)
2,500,000	5.200	06/01/13	2,641,800
Rockport Indiana PCRB Refunding for Michigan Power Co. Project Series 2009 B (BBB/Baa2)(b)
2,500,000	6.250	06/02/14	2,708,400

			29,253,909

Iowa – 0.5%
State University of Iowa Athletic Facilities RB Series 2010 S.U.I. (AA-/Aa2)
500,000	2.500	07/01/14	514,940
450,000	2.500	07/01/15	460,940
State University of Iowa RB for Academic Building Revenue Flood Anticipation Project Series 2009 (SP-1+/MIG1)
8,600,000	3.000	01/01/13	8,647,902
State University of Iowa RB Refunding for University’s Utility System Series 2009 S.U.I. (NR/Aa1)
1,000,000	3.000	11/01/12	1,037,340
1,185,000	3.000	11/01/13	1,242,555

			11,903,677

Kansas – 0.6%
Burlington Kansas Environmental RB Refunding for Kansas City Power & Light Co. RMKT 04/08/08 Series 2007 A-1 (FGIC) (BBB/Baa2)(b)
2,000,000	5.125	04/01/11	2,000,000
Kansas Development Finance Authority Hospital RB for Adventist Health System Series 2009 (AA-/Aa3)
1,000,000	4.000	11/15/12	1,042,570
2,390,000	4.000	11/15/13	2,531,034
Kansas Development Finance Authority Hospital RB for Adventist Health System/Sunbelt Obligated Group Series 2009 D (AA-/Aa3)
475,000	3.000	11/15/11	480,301
355,000	3.500	11/15/12	367,294
200,000	5.000	11/15/13	216,890
225,000	5.000	11/15/14	248,150
Kansas Development Finance Authority RB for Public Water Supply Revolving Loan Fund Series 2004 (AAA/Aaa)
4,455,000	5.000	04/01/13	4,826,235
Kansas Development Finance Authority RB for University of Kansas Housing System Project Series 2010 A (AA/Aa1)
1,000,000	3.000	11/01/14	1,048,060
Overland Park City Kansas GO Bonds for Internal Improvement Series 2006 A (AAA/Aaa)
2,065,000	4.250	09/01/13	2,230,262

			14,990,796

Kentucky – 0.3%
Kentucky Economic Development Finance Authority RB Residuals Series 2009-3125 (AA/NR)(e)(f)
940,000	17.690	11/11/14	1,300,734
Louisville/Jefferson County Metro Government GO Bonds Refunding Series 2010 D (AA+/Aa1)
2,865,000	3.000	10/01/13	2,992,521
2,875,000	3.000	10/01/14	3,024,069
Western Kentucky University RB for General Recipients Series 2009 (ASSURED GTY) (AA+/Aa2)
1,080,000	3.000	09/01/13	1,107,281

			8,424,605

Louisiana – 1.7%
Baton Rouge Louisiana Public Improvement Sales Tax RB Refunding Series 2010 B (AA+/Aa2)
450,000	3.000	08/01/14	468,666
500,000	3.000	08/01/15	518,280
DeSoto Parish Louisiana PCRB Refunding for International Paper Co. Projects Series 2002 A (BBB/Baa3)
1,240,000	5.000	10/01/12	1,290,022
East Baton Rouge Parish Louisiana RB Refunding for Public Improvement Series 2004 ST (AMBAC) (AA/A1)(a)
4,405,000	5.000	02/01/14	4,932,939
Greater New Orleans Expressway Commission RB Refunding Series 2009 (ASSURED GTY) (AA+/Aa3)
225,000	2.750	11/01/12	228,789
100,000	2.750	11/01/13	102,606
205,000	2.750	11/01/14	208,639
Livingston Parish Louisiana RB Certificates of Indebtedness Series 2005 (NR/NR)
2,500,000	4.750	05/01/15	2,507,975
Louisiana Citizens Property Insurance Corp. RB Series 2006 B (AMBAC) (A-/Baa1)
2,700,000	5.000	06/01/16	2,821,959
Louisiana Local Government Environmental Facilities & Community Development Authority RB for Jefferson Parish Series 2009 A (AA-/Aa2)
250,000	3.000	04/01/11	250,000
400,000	3.000	04/01/12	407,692
370,000	3.000	04/01/13	379,368
Louisiana Public Facilities Authority RB for Archdiocese of New Orleans Project Series 2007 (CIFG) (NR/Baa2)
350,000	5.000	07/01/12	359,426

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Louisiana – (continued)

Louisiana Public Facilities Authority RB for Cleco Power LLC Project Series 2008 (BBB/Baa2)(b)
$600,000	7.000%	12/01/11	$619,542
Louisiana Public Facilities Authority RB for Hurricane Recovery Program Series 2007 (AMBAC) (A+/Aa3)
2,030,000	4.000	06/01/12	2,095,488
Louisiana State Gasoline and Fuels Tax RB Second Lien RMKT 06/01/10 Series 2010 A-1 (AA/Aa2)(b)
5,000,000	1.000	06/01/13	5,009,600
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project RMKT 10/01/10 Series 2007 B-1A (A/NR)(b)
3,600,000	1.600	10/01/12	3,575,844
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-1 (A/NR)(b)
4,750,000	1.875	10/01/13	4,709,388
Louisiana State Offshore Terminal Authority Deepwater Port RB for LOOP LLC Project Series 2010 B-2 (A/NR)(b)
4,845,000	2.100	10/01/14	4,769,466
Morehouse Parish Louisiana PCRB Refunding for International Paper Co. Project Series 2001 A (BBB/Baa3)
3,520,000	5.250	11/15/13	3,763,126
New Orleans Regional Transit Authority Sales Tax RB Series 2010 (AGM) (AA+/Aa3)
500,000	4.000	12/01/15	534,800
610,000	4.000	12/01/16	650,657
Terrebonne Parish Louisiana Hospital Service District No. 1 RB Refunding for Terrebonne General Medical Center Project Series 2010 (A/A2)
225,000	3.000	04/01/12	227,680
500,000	4.000	04/01/13	516,925
420,000	4.000	04/01/16	430,890
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2001 B (A/Baa3)
180,000	5.500	05/15/30	170,420

			41,550,187

Maine – 0.1%
Finance Authority of Maine Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 11/10/04 Series 2004 (BBB/NR)(b)
3,125,000	3.800	11/01/15	3,254,094

Maryland – 1.6%
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2002 (AAA/WR)(a)
3,270,000	5.250	03/01/12	3,416,561
Anne Arundel County Maryland GO Bonds for Consolidated General Improvements Series 2009 (AAA/Aa1)
2,345,000	4.000	04/01/13	2,499,020
Baltimore County Maryland GO Bonds 71st issue for Metropolitan District Public Improvement Series 2008 (AAA/Aaa)
1,420,000	5.000	02/01/14	1,578,500
Baltimore County Maryland GO Bonds Refunding for Pension Funds Series 2009 (AAA/Aaa)
3,575,000	5.000	08/01/13	3,924,099
Maryland State GO Bonds for State and Local Facilities Loan Second Series 2008 (AAA/Aaa)
5,000,000	5.000	07/15/12	5,292,150
Maryland State GO Bonds Refunding Series 2004 (AAA/Aaa)
5,225,000	5.000	02/01/12	5,426,058
5,000,000	5.000	02/01/13	5,395,200
Maryland State Transportation Authority Grant and Revenue Anticipation Bonds Series 2008 (AAA/Aa1)
4,500,000	5.250	03/01/15	5,108,400
Montgomery County Maryland GO Bonds Refunding for Consolidated Public Improvement Series 2009 A (AAA/Aaa)
5,000,000	5.000	11/01/13	5,530,850

			38,170,838

Massachusetts – 2.1%
Boston Massachusetts GO Bonds Refunding Series 2009 C (AA+/Aaa)
1,000,000	3.000	02/01/13	1,041,940
Massachusetts Bay Transportation Authority Senior Sales Tax RB Series 2002 A (AAA/Aa1)(a)
10,000,000	5.250	07/01/12	10,562,700
Massachusetts State Department of Transportation Senior RB for Metropolitan Highway System Series 2010 B (A/A3)
4,000,000	5.000	01/01/15	4,377,160
Massachusetts State Development Finance Agency RB for Boston University Series 2009 V-2 (A/A2)
4,000,000	2.875	10/01/14	4,080,720
Massachusetts State Development Finance Agency Resource Recovery RB for SEMASS System Series 2001 A (NATL-RE) (BBB/Baa1)
2,175,000	5.625	01/01/12	2,209,561
260,000	5.625	01/01/14	266,128
Massachusetts State GO Bonds Consolidated Loan Series 2004 A (AA/Aa1)(a)
5,000,000	5.000	08/01/14	5,616,900
Massachusetts State GO Bonds Consolidated Loan Series 2004 D (AGM) (AA+/Aa1)(a)
3,475,000	5.000	12/01/14	3,919,209
Massachusetts State GO Bonds Refunding Series 2010 A (AA/Aa1)(d)
2,500,000	0.780	02/01/14	2,490,000
Massachusetts State GO Bonds Series 2001 C (AA/Aa1)
6,250,000	5.500	12/01/12	6,458,438
Massachusetts State GO Bonds Series 2005 C (AA/Aa1)
3,250,000	5.000	09/01/12	3,456,960
Massachusetts State Health & Educational Facilities Authority RB for Amherst College Series 2009 K-2 (AAA/Aaa)(b)
3,750,000	2.750	01/05/12	3,816,488
Massachusetts State Health & Educational Facilities Authority RB for Emerson Hospital Series 2005 E (Radian) (NR/NR)
780,000	5.000	08/15/11	782,753
465,000	5.000	08/15/12	468,134
Massachusetts State Health & Educational Facilities Authority RB for Harvard Pilgrim Health Care Series 1998 A (AGM) (AA+/Aa3)
690,000	5.250	07/01/12	691,525

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Massachusetts – (continued)

Massachusetts State Health & Educational Facilities Authority RB for Milford Regional Medical Center Series 2007 E (BBB-/Baa3)
$285,000	5.000%	07/15/11	$285,470

			50,524,086

Michigan – 3.6%
Detroit Michigan Sewage Disposal RB Refunding Series 2003 A (AGM) (AA+/Aa3)
3,000,000	5.000	07/01/11	3,024,120
Kent Hospital Finance Authority RB Refunding for Spectrum Health System Series 2008 A (AA/Aa3)(b)
6,850,000	4.250	01/15/14	7,306,416
Michigan Finance Authority State Aid Revenue Notes for Detroit School District Series 2011 A-1 (SP-1/NR)
5,000,000	6.450	02/20/12	5,019,650
Michigan State Building Authority RB Refunding for Facilities Program Series 2003 I (AGM) (AA+/Aa3)
7,580,000	5.250	10/15/14	8,133,719
Michigan State COPS GO Bonds Series 2004 A (NATL-RE) (NR/NR)(b)
21,200,000	5.000	09/01/11	21,418,784
Michigan State GO Bonds Refunding for Environmental Program Series 2005 B (NATL-RE) (AA-/Aa2)
10,025,000	5.000	11/01/19	10,529,558
Michigan State Hospital Finance Authority RB for Ascension Health Credit Group RMKT 08/16/10 Series 1999 B-3 (AA/NR)(b)
3,875,000	2.000	08/01/14	3,871,241
Michigan State Hospital Finance Authority RB Refunding for Henry Ford Health System Series 2009 (A/A1)
1,000,000	3.500	11/15/11	1,011,560
1,000,000	3.000	11/15/12	1,017,840
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Exempt Facilities Project RMKT 06/01/09 Series 2008 ET-1 (A/NR)(b)
2,500,000	5.250	08/01/14	2,674,050
Michigan State Strategic Fund Limited Obligation RB Refunding for The Detroit Edison Co. Pollution Control Project Series 1995 CC (AMBAC) (BBB+/Baa1)(b)
25,000	4.850	09/01/11	25,312
Monroe County Hospital Finance Authority Hospital RB Refunding for Mercy Memorial Hospital Corporate Obligations Series 2006 A (BBB-/Baa3)
980,000	5.000	06/01/12	984,704
Royal Oak Hospital Finance Authority RB for William Beaumont Hospital Series 2009 (A/A1)
2,000,000	6.250	09/01/14	2,212,980
Wayne County Airport Authority Airport RB Refunding for Detroit Metropolitan Wayne County Airport Series 2010 C (A/A2)
5,000,000	5.000	12/01/14	5,345,400
10,000,000	5.000	12/01/15	10,612,300
Wyandotte Electric RB Refunding Series 2009 A (ASSURED GTY) (AA+/Aa3)
3,235,000	4.000	10/01/12	3,349,746

			86,537,380

Minnesota – 1.6%
Hennepin County Minnesota GO Bonds Refunding Series 2009 B (AAA/Aaa)
8,280,000	3.000	12/01/12	8,613,850
Minnesota State COPS for Technology System Lease Purchase Agreement Series 2009 (AA+/NR)
8,575,000	4.000	06/01/14	9,202,947
Minnesota State GO Bonds Series 2008 C (AAA/Aa1)
3,850,000	5.000	08/01/12	4,078,536
Minnesota State Higher Education Facilities Authority RB for University of St. Thomas Series 2009 Seven-A (GO OF UNIV) (NR/A2)
1,000,000	2.500	10/01/13	1,020,400
950,000	3.000	10/01/14	983,165
Minnesota State Various Purpose GO Bonds Series 2009 D (AAA/Aa1)
9,445,000	5.000	08/01/13	10,364,943
Osseo Independent School District No. 279 GO Bonds Refunding for School Building Series 2009 C (SD CRED PROG) (AAA/Aa2)
3,820,000	3.000	02/01/13	3,976,658

			38,240,499

Mississippi – 0.5%
DeSoto County Mississippi GO Bonds Refunding Series 2009 (AA/Aa2)
250,000	3.000	11/01/11	253,162
250,000	3.000	11/01/12	257,660
700,000	3.000	11/01/13	731,269
Greenville Public School District RB Refunding Series 2009 (AA-/NR)
580,000	4.000	08/01/12	600,996
605,000	4.000	08/01/13	637,253
Mississippi Business Finance Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2004 (BBB/NR)(b)
1,000,000	1.750	09/01/11	999,830
Mississippi Development Bank Special Obligation RB Refunding Series 2009 B-1 (ASSURED GTY) (AA+/Aa3)
500,000	3.000	07/01/11	502,545
Mississippi State GO Bonds for Capital Improvement Series 2002 (AGM-CR) (AA+/Aa2)(a)
5,000,000	5.000	11/01/12	5,337,200
Ocean Springs School District GO Bonds Series 2009 (AA-/NR)
1,135,000	4.000	05/01/13	1,202,249
University Education Building Corp. RB Refunding Series 2009 B (AA/Aa2)
1,790,000	3.000	10/01/13	1,850,019

			12,372,183

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Missouri – 0.2%
Columbia School District GO Bonds Refunding Series 2005 B (NR/Aa1)
$1,000,000	5.000%	03/01/12	$1,042,100
Missouri State Development Financial Board Infrastructure Facilities Tax Allocation Independence-Centerpoint Project Series 2007 E (A-/NR)
225,000	5.000	04/01/11	225,000
Missouri State Highways & Transit Commission First Lien RB Series 2006 A (AAA/Aaa)
4,000,000	5.000	05/01/12	4,196,200

			5,463,300

Nebraska – 0.2%
Omaha Nebraska GO Bonds Refunding Series 2008 (AAA/Aaa)
3,840,000	4.000	06/01/12	3,986,765

Nevada – 0.8%
Clark County McCarran International Airport RB Refunding for Passenger Facility Charge Series 2010 F-1 (A+/Aa3)
3,000,000	5.000	07/01/16	3,246,390
Clark County School District Limited Tax GO Bonds Refunding Series 2001 C (NATL-RE FGIC) (AA/Aa2)(a)
8,895,000	5.375	06/15/11	9,249,910
Las Vegas Valley Water District GO Bonds Refunding Series 2008 B (AA+/Aa1)
5,000,000	5.000	06/01/13	5,373,050
North Las Vegas Nevada Local Improvement Special Assessment Refunding for Sub-Special Improvement District No. 60-B Series 2006 (NR/NR)
555,000	4.600	12/01/11	553,479
605,000	4.700	12/01/12	600,033
535,000	4.800	12/01/14	518,073

			19,540,935

New Hampshire – 0.8%
Manchester New Hampshire General Airport RB Refunding Series 2009 B (A-/A3)
4,855,000	5.000	01/01/12	4,969,481
5,105,000	5.000	01/01/13	5,326,863
5,240,000	5.000	01/01/14	5,585,945
New Hampshire Health & Education Facilities Authority RB for Catholic Medical Center Series 2006 (BBB+/Baa1)
355,000	5.000	07/01/11	357,329
New Hampshire Health & Education Facilities Authority RB for Dartmouth-Hitchcock Obligated Group Series 2009 (A+/NR)
2,900,000	3.250	08/01/13	2,969,165
New Hampshire Health & Education Facilities Authority RB for The Memorial Hospital Series 2006 (BBB-/Baa3)
375,000	5.250	06/01/11	375,518
395,000	5.250	06/01/12	398,140

			19,982,441

New Jersey – 4.6%
Atlantic County Utilities Authority Sewer RB Refunding Series 2009 (ASSURED GTY) (AA-/NR)
1,000,000	5.000	01/15/12	1,033,440
4,000,000	5.000	01/15/13	4,277,480
Franklin Township School District GO Bonds Refunding Series 2009 (SCH BD RES FD) (AA/NR)
1,315,000	4.000	08/15/12	1,373,491
Monmouth County GO Bonds Refunding Series 2010 C (AAA/Aaa)
5,250,000	4.000	03/01/14	5,682,600
5,425,000	4.000	03/01/16	5,948,133
Morris County GO Bonds Refunding Series 2009 (AAA/Aaa)
3,500,000	3.000	03/15/12	3,583,335
New Jersey COPS for Equipment Lease Purchase Agreement Series 2009 A (A+/Aa3)
2,000,000	5.000	06/15/13	2,129,460
New Jersey Economic Development Authority RB for School Facilities Construction RMKT 04/30/08 Series 2008 (AGM) (AA+/Aa3)(b)
2,000,000	5.000	09/01/14	2,143,260
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (ETM) (A+/Aa3)
6,000,000	5.000	06/15/12	6,326,280
New Jersey Economic Development Authority RB for School Facilities Construction Series 2003 F (NATL-RE FGIC) (A+/Aa3)
2,695,000	5.250	06/15/14	2,851,607
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2008 W (ETM) (A+/Aa3)(a)
1,300,000	5.000	03/01/13	1,406,652
New Jersey Economic Development Authority RB Refunding for School Facilities Construction Series 2010 DD-1 (A+/Aa3)
7,500,000	5.000	12/15/16	8,083,950
New Jersey Health Care Facilities Financing Authority RB Refunding for Hackensack University Medical Center Issue Series 2010 B (AGM) (A-/Baa1)
1,900,000	4.000	01/01/13	1,929,298
4,680,000	3.500	01/01/16	4,613,450
New Jersey State GO Bonds Refunding Series 2010 Q (AA-/Aa2)
10,000,000	5.000	08/15/15	11,158,000
5,000,000	5.000	08/15/16	5,596,750
New Jersey Transportation Trust Fund Authority RB for Transportation System Series 2001 C (AGM) (AA+/Aa3)
5,285,000	5.750	12/15/12	5,663,882
Newark Housing Authority RB for South Ward Police Facility Series 2009 (ASSURED GTY) (GO OF CITY) (NR/Aa3)
1,155,000	3.500	12/01/11	1,169,391
1,000,000	3.500	12/01/12	1,030,570
1,235,000	3.500	12/01/13	1,284,289
Somerset County New Jersey GO Bonds Series 2009 A (AAA/Aaa)
3,320,000	2.000	08/01/13	3,404,494
Sussex County New Jersey GO Bonds for General Improvement Series 2010 (NR/Aa2)
2,665,000	2.000	08/15/14	2,718,193
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(a)
6,925,000	5.750	06/01/12	7,244,450
5,000,000	6.000	06/01/12	5,320,650

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New Jersey – (continued)

Tobacco Settlement Financing Corp. RB Series 2003 (AAA/Aaa)(a)
$1,750,000	6.750%	06/01/13	$1,974,875
Tobacco Settlement Financing Corp. RB Series 2007 1-A (BBB/Baa3)
9,965,000	4.500	06/01/23	8,307,123
Union County New Jersey GO Bonds Refunding for General Improvement Series 2009 (AAA/Aaa)
4,195,000	4.000	03/01/14	4,543,185

			110,798,288

New Mexico – 1.4%
Albuquerque Municipal School District No. 12 GO Bonds Refunding for School Building Series 2006 C (ST AID WITHHLDG) (AA/Aa1)
2,955,000	5.000	08/01/12	3,129,611
Albuquerque New Mexico GO Bonds Series 2009 A (AAA/Aa1)
4,000,000	3.000	07/01/13	4,183,000
Farmington New Mexico PCRB Refunding for Southern California Edison Co. Four Corners Project RMKT 04/01/10 Series 2010 B (A/A1)(b)
10,000,000	2.875	04/01/15	10,024,300
New Mexico Finance Authority State Transportation RB Refunding Senior Lien Series 2009 A (AA+/Aa1)
6,000,000	2.000	06/15/12	6,108,480
New Mexico State Severance Tax RB Series 2009 A (AA/Aa1)
10,000,000	4.000	07/01/12	10,429,100

			33,874,491

New York – 10.7%
Albany County Airport Authority RB Refunding Series 2010 A (AGM) (AA+/Aa3)
1,625,000	5.000	12/15/15	1,776,677
Albany County GO Serial Bonds Series 2010 (AA/Aa2)
1,920,000	2.000	06/01/14	1,953,043
1,640,000	3.000	06/01/15	1,715,752
1,385,000	3.000	06/01/16	1,438,018
Marlboro Central School District GO Serial Bonds Series 2010 (AGM ST AID WITHHLDG) (AA+/NR)
890,000	3.000	10/15/12	920,358
870,000	3.000	10/15/13	908,654
950,000	4.000	10/15/14	1,028,916
990,000	4.000	10/15/15	1,072,616
Metropolitan Transportation Authority RB Series 2008 (A/A2)(b)
1,825,000	5.000	11/15/12	1,941,672
Monroe County Industrial Development Agency Civic Facilities RB for Highland Hospital Project Series 2005 (BBB+/A2)
1,480,000	5.000	08/01/13	1,554,015
Monroe County Industrial Development Agency Civic Facilities RB Refunding for Highland Hospital of Rochester Series 2005 (BBB+/A2)
1,000,000	5.000	08/01/12	1,034,930
Nassau County New York GO Bonds Refunding Series 2009 E (A+/A1)
500,000	4.000	06/01/12	516,600
3,000,000	4.000	06/01/13	3,147,330
New York City GO Bonds Series 2009 C (AA/Aa2)
7,000,000	5.000	08/01/13	7,639,380
New York City GO Bonds Series 2009 E (AA/Aa2)
9,340,000	3.000	08/01/13	9,765,437
New York City GO Bonds Series 2009 H-1 (AA/Aa2)
2,500,000	4.000	03/01/13	2,643,150
New York City GO Bonds Series 2010 A (AA/Aa2)
1,200,000	3.000	08/01/16	1,232,724
New York City GO Bonds Series 2010 B (AA/Aa2)
6,770,000	5.000	08/01/15	7,594,857
New York City Industrial Development Agency RB Refunding for Polytechnic University Project Series 2007 (ACA) (BBB-/NR)
1,630,000	5.000	11/01/11	1,654,189
New York City Tax Exempt GO Bonds Subseries 2009 H-1 (ASSURED GTY) (AA+/Aa2)
5,000,000	5.000	03/01/15	5,572,700
New York City Transitional Finance Authority RB Future Tax Secured Subseries 2009 B (AAA/Aa1)
17,250,000	3.000	11/01/12	17,916,195
2,750,000	5.000	11/01/12	2,942,197
New York City Trust Cultural Resources RB for Juilliard School Series 2009 B (AA/Aa2)(b)
1,500,000	2.750	07/01/12	1,528,860
New York State Dormitory Authority Lease RB for Municipal Health Facilities Improvement Program Series 2010-1 (CITY APPROP) (AA-/Aa3)
4,825,000	5.000	01/15/14	5,195,077
New York State Dormitory Authority Personal Income Tax RB Series 2010 E (AAA/NR)
21,935,000	3.000	02/15/14	23,054,782
7,095,000	5.000	02/15/15	7,954,985
New York State Dormitory Authority RB for New York University Hospital Center Series 2007 A (BBB+/Baa1)
1,000,000	5.000	07/01/11	1,009,010
New York State Dormitory Authority RB for State University Educational Facilities Series 1993 A (NATL-RE-IBC) (BBB/Aa3)
6,880,000	5.500	05/15/13	7,280,898
New York State GO Bonds Refunding Series 2009 C (AA/Aa2)
27,085,000	3.000	02/01/13	28,190,610
23,075,000	3.000	02/01/15	24,171,524
New York State Thruway Authority General BANS Series 2009 (SP-1+/MIG1)
15,000,000	4.000	07/15/11	15,153,150
New York State Thruway Authority RB for Local Highway and Bridge Service Contract Series 2009 (AA-/NR)
4,560,000	4.000	04/01/13	4,802,820
2,730,000	5.000	04/01/14	2,991,452
New York State Urban Development Corp. RB for State Personal Income Tax Series 2009 B-1 (AAA/NR)
1,060,000	5.000	03/15/13	1,144,864
New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 A (AAA/NR)
8,000,000	5.000	03/15/16	9,088,080

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
New York – (continued)

New York State Urban Development Corp. RB for State Personal Income Tax Series 2010 B (AA-/NR)
$21,775,000	5.000%	01/01/14	$23,719,943
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 A-1 (AA-/Aa3)
4,445,000	5.500	06/01/15	4,459,179
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2003 B-1C (AA-/Aa3)
12,500,000	5.500	06/01/19	13,077,750
Triborough Bridge & Tunnel Authority General Purpose RB Series 2008 (GO OF AUTH) (AA-/Aa2)
2,250,000	5.000	11/15/11	2,313,810
Triborough Bridge & Tunnel Authority RB Series 2001 A (FGIC-TCRS) (GO OF AUTH) (AAA/Aa2)(a)
5,000,000	5.000	01/01/12	5,173,650
Troy IDA Civic Facilities RB for Rensselaer Polytechnic Institute Project RMKT 05/11/06 Series 2002 E (A/A3)(b)
2,120,000	4.050	09/01/11	2,142,790

			258,422,644

North Carolina – 2.4%
Centennial Authority RB Refunding Series 2009 (ASSURED GTY) (AA-/Aa2)
1,715,000	5.000	09/01/12	1,809,754
3,190,000	5.000	09/01/13	3,436,268
Charlotte North Carolina Douglas International Airport RB Series 2010 A (A+/A1)
1,220,000	2.250	07/01/14	1,230,272
Charlotte North Carolina GO Bonds Refunding Series 2009 B (AAA/Aaa)
6,010,000	5.000	06/01/13	6,557,811
Charlotte-Mecklenburg Hospital Authority RB Refunding for Carolinas HealthCare System Series 2009 A (AA-/Aa3)
740,000	4.000	01/15/13	772,190
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2008 A (A-/Baa1)
1,000,000	5.000	01/01/14	1,081,490
North Carolina Eastern Municipal Power Agency Power System RB Refunding Series 2010 A (A-/Baa1)
5,500,000	5.000	01/01/16	6,038,395
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 A (A-/Baa1)
1,235,000	5.000	01/01/12	1,270,049
1,500,000	3.200	01/01/13	1,546,995
500,000	5.000	01/01/13	531,070
North Carolina Eastern Municipal Power Agency Power System RB Series 2009 B (A-/Baa1)
500,000	3.000	01/01/13	513,950
3,000,000	3.000	01/01/14	3,085,170
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (NATL-RE) (A/A2)
1,000,000	5.500	01/01/14	1,097,570
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 2008 C (ETM) (A/A2)
5,395,000	5.250	01/01/13	5,822,392
North Carolina State GO Bonds Refunding Series 2009 A (AAA/Aaa)
10,000,000	5.000	03/01/13	10,826,400
Wake County GO Bonds Refunding Series 2009 D (AAA/Aaa)
10,000,000	4.000	02/01/13	10,615,200
Winston-Salem North Carolina Water and Sewer System RB Refunding Series 2010 D (AAA/Aa1)
985,000	3.000	06/01/15	1,034,536

			57,269,512

Ohio – 2.4%
Bowling Green Ohio City Student Housing RB for CFP I LLC Bowling Green State University Project Series 2010 (BBB-/NR)
2,595,000	4.000	06/01/16	2,534,588
Buckeye Ohio Tobacco Settlement Financing Authority RB Senior Turbo Asset-Backed Bonds Series 2007 A-2 (BB-/Baa3)
13,745,000	5.125	06/01/24	10,452,935
3,415,000	5.375	06/01/24	2,665,305
Cincinnati Ohio City School District GO Bonds for Classroom Facilities Construction and Improvement Series 2003 (AGM) (AA+/Aa2)(a)
5,000,000	5.000	12/01/13	5,542,250
Cleveland Ohio Airport System RB Series 2009 C (A-/Baa1)
5,000,000	4.000	01/01/13	5,150,000
Cleveland Ohio RB Sub Lien for Police & Fire Pension Series 2008 (AA/NR)
2,000,000	5.000	05/15/12	2,089,060
Ohio State Air Quality Development Authority PCRB Refunding for FirstEnergy Generation Corp. Project Series 2009 D (BBB-/Baa1)(b)
10,000,000	4.750	08/01/12	10,318,200
Ohio State GO Bonds for Highway Capital Improvement Series 2010 N (AAA/Aa1)
7,620,000	3.000	05/01/14	7,994,752
Ohio State GO Bonds Refunding for Higher Education Series 2009 C (AA+/Aa1)
2,450,000	5.000	08/01/13	2,670,819
Ohio State Higher Education Facility Commission RB for University Hospitals Health System, Inc. Series 2009 C (A/A2)(b)
4,100,000	3.750	01/15/13	4,210,823
Ohio State RB for Mental Health Capital Facilities Series II – 2009 A (ST APPROP) (AA/Aa2)
1,735,000	3.500	12/01/12	1,799,039
1,320,000	4.000	12/01/13	1,399,543
Ohio State Water Development Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2004 (BBB/NR)(b)
2,000,000	2.625	01/02/13	2,000,000

			58,827,314

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Oklahoma – 1.3%
Oklahoma County Independent School District No. 12 Combined Purpose GO Bonds for Edmond School District Series 2010 (AA/NR)
$4,020,000	2.000%	03/01/13	$4,104,099
4,745,000	2.250	03/01/14	4,836,246
Oklahoma Development Finance Authority RB for Master Oklahoma State System Higher Education Series 2008 A (AA/Aa3)
1,340,000	5.000	06/01/13	1,439,977
Oklahoma Development Finance Authority Solid Waste Disposal RB for Waste Management of Oklahoma, Inc. Project Series 2004 A (BBB/NR)(b)
4,000,000	2.300	06/01/11	3,998,080
Tulsa County Industrial Authority RB for Capital Improvement RMKT 08/17/09 Series 2003 A (AA-/NR)
10,965,000	4.000	05/15/16	11,738,471
Tulsa Oklahoma GO Bonds Refunding Series 2009 A (AA/Aa1)
1,015,000	3.000	03/01/13	1,058,716
Tulsa Oklahoma GO Bonds Refunding Series 2009 B (AA/Aa1)
1,985,000	3.000	03/01/13	2,070,494
Tulsa Oklahoma GO Bonds Series 2009 (AA/Aa1)
1,000,000	5.000	10/01/14	1,130,190

			30,376,273

Oregon – 0.5%
Clackamas County Hospital Facility Authority RB Legacy Health System Series 2009 C (A+/A2)(b)
2,000,000	5.000	07/15/14	2,162,900
Gilliam County Oregon Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 03/01/10 Series 2007 (BBB/NR)(b)
2,000,000	1.700	09/01/11	1,999,660
Klamath Falls Oregon Intercommunity Hospital Authority RB for Merle West Medical Center Project Series 2002 (NR/NR)(a)
550,000	5.800	09/01/12	596,398
520,000	5.900	09/01/12	564,595
Klamath Falls Oregon Intercommunity Hospital Authority RB Refunding for Merle West Medical Center Project Series 2002 (BBB-/NR)
400,000	5.500	09/01/11	403,460
550,000	5.600	09/01/12	563,629
Klamath Falls Oregon Intercommunity Hospital Authority RB Unrefunded Balance for Merle West Medical Center Project Series 2002 (BBB-/NR)
325,000	5.800	09/01/14	333,327
175,000	5.900	09/01/15	178,162
Lake Oswego Oregon GO Bonds Series 2009 A (AAA/Aa1)
1,575,000	3.000	12/01/13	1,653,939
North Clackamas School District No. 12 GO Bonds Refunding Series 2004 (AGM) (SCH BD GTY) (AA+/Aa1)
3,000,000	5.000	06/15/13	3,256,350
Oregon State Facilities Authority RB Refunding for Legacy Health System Series 2010 A (A+/A2)
500,000	5.000	03/15/13	527,480
500,000	5.000	03/15/14	534,090

			12,773,990

Pennsylvania – 1.3%
Allegheny County Redevelopment Authority Tax Increment Refunding for Waterfront Project Series 2007 A (A/NR)
1,300,000	4.250	12/15/12	1,329,198
1,050,000	4.250	12/15/15	1,066,474
645,000	4.250	12/15/17	638,305
Carbon County Hospital Authority RB Refunding for Gnaden Huetten Memorial Hospital Series 2000 (AMBAC) (CNTY GTD) (NR/WR)
1,030,000	5.400	11/15/14	1,056,687
Chester County Health & Education Facilities Authority RB for Jefferson Health System Series 2010 A (AA/Aa3)
1,775,000	4.000	05/15/14	1,882,086
Lampeter-Strasburg School District GO Bonds Series 2010 (ST AID WITHHLDG) (AA/NR)
1,000,000	2.000	03/01/12	1,013,170
North Penn School District GO Bonds Series 2009 (ASSURED GTY) (ST AID WITHHLDG) (NR/Aa2)
4,185,000	5.000	09/01/11	4,263,971
Pennsylvania Economic Development Financing Authority Exempt Facilities RB Refunding for Exelon Generation Co. LLC Project Series 2009 A (NR/A3)(b)
1,500,000	5.000	06/01/12	1,547,220
Pennsylvania Economic Development Financing Authority Solid Waste Disposal RB for Waste Management, Inc. Project Series 2009 (BBB/NR)(b)
2,500,000	2.625	12/03/12	2,513,950
Pennsylvania State Commonwealth GO Bonds Refunding Series 2002 (AA/Aa1)
1,850,000	5.500	02/01/13	2,007,306
Pennsylvania State Department of General Services COPS Refunding Series 2001 (AGM) (AA+/Aa3)
250,000	5.000	11/01/12	256,025
Pennsylvania State Higher Educational Facilities Authority RB for State System of Higher Education Series 2006 AE (NATL-RE) (GO OF UNIV) (AA/Aa2)
2,340,000	5.000	06/15/12	2,458,006
Philadelphia School District GO Bonds Refunding Series 2005 A (AMBAC) (ST AID WITHHLDG) (A+/Aa2)
1,000,000	5.000	08/01/13	1,060,450
Pittsburgh Water & Sewer Authority RB Refunding Subseries 2009 C-1D (ASSURED GTY) (AA+/NR)(b)
2,000,000	2.625	09/01/12	2,017,780
Red Lion Area School District GO Bonds RMKT 10/01/09 Series 2005 (AGM) (ST AID WITHHLDG) (AA+/NR)
1,000,000	4.000	05/01/13	1,052,490
Sharon City School District GO Bonds Series 2010 (ASSURED GTY) (ST AID WITHHLDG) (AA+/NR)
1,175,000	3.000	05/15/12	1,203,529
Southeastern Pennsylvania Transportation Authority RB Refunding Series 2010 (AA-/A1)
3,000,000	3.000	03/01/14	3,071,430
University of Pittsburgh RB for University Capital Project RMKT 12/17/08 Series 2005 A (GO OF UNIV) (AA/Aa1)(b)
2,000,000	5.500	09/15/13	2,182,700

			30,620,777

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Puerto Rico – 3.2%
Government Development Bank for Puerto Rico RB Refunding RMKT 12/30/09 Series 1985 (NATL-RE) (COMWLTH GTD) (BBB/NR)
$11,365,000	4.750%	12/01/15	$11,502,857
Government Development Bank for Puerto Rico Senior Notes RB Series 2006 B (BBB/A3)
2,645,000	5.000	12/01/15	2,721,097
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB Senior Lien Series 2008 A (BBB-/Baa1)
2,500,000	5.000	07/01/12	2,585,625
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A (ASSURED GTY) (AA+/Aa3)
825,000	5.000	07/01/14	883,699
Puerto Rico Electric Power Authority RB Refunding Series 1999 OO (CIFG) (BBB+/A3)
500,000	5.000	07/01/13	529,280
Puerto Rico Municipal Finance Agency GO Bonds Series 1999 A (AGM) (AA+/Aa3)
120,000	5.750	08/01/12	120,992
Puerto Rico Municipal Finance Agency GO Bonds Series 2002 A (AGM) (AA+/Aa3)
1,125,000	5.250	08/01/16	1,157,085
Puerto Rico Public Buildings Authority RB for Government Facilities Series 2007 N (COMWLTH GTD) (BBB-/A3)
3,940,000	5.000	07/01/14	4,170,057
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (AMBAC) (COMWLTH GTD) (BBB/A3)(b)
4,965,000	5.000	07/01/12	5,061,520
Puerto Rico Public Buildings Authority RB Refunding for Government Facilities Series 2004 J (COMWLTH GTD) (BBB/A3)(b)
1,050,000	5.000	07/01/12	1,070,412
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (AMBAC) (BBB-/Baa1)(b)
10,415,000	5.250	02/01/12	10,554,144
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (FGIC) (BBB-/Baa1)(b)
22,010,000	5.250	02/01/12	22,304,054
Puerto Rico Public Finance Corp. RB for Commonwealth Appropriations Series 2004 A (LOC – Government Development Bank for Puerto Rico) (NATL-RE) (BBB/Baa1)(b)
4,270,000	5.250	02/01/12	4,327,047
Puerto Rico Sales Tax Financing Corp. RB Series 2009 A (A+/A1)(a)(b)
10,000,000	5.000	08/01/11	10,152,200

			77,140,069

Rhode Island – 0.1%
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2002 A (BBB/Baa3)
1,480,000	6.000	06/01/23	1,501,786

South Carolina – 1.5%
Beaufort-Jasper South Carolina Water & Sewer Authority Waterworks and Sewer System RB Series 2010 B (AA/Aa1)
1,255,000	4.000	03/01/13	1,333,011
2,400,000	5.000	03/01/14	2,645,856
Florence County South Carolina Hospital RB for McLeod Regional Medical Center Project Series 2010 A (A+/NR)
1,125,000	3.000	11/01/12	1,153,237
1,905,000	4.000	11/01/16	1,979,219
Greenville County Tourism Public Facilities Corp. COPS for Greenville Hospitality Tax Series 2008 (NATL-RE) (A/A1)
1,075,000	4.000	04/01/11	1,075,000
Oconee County PCRB Refunding for Duke Power Co. Project Series 2009 (A/A1)
6,000,000	3.600	02/01/17	6,084,900
Richland County South Carolina GO Bonds Series 2009 A (AA+/Aa1)
1,585,000	5.000	03/01/13	1,714,716
Richland County South Carolina School District No. 2 GO Bonds Refunding Series 2009 C (SCSDE) (AA/Aa1)
1,615,000	3.000	03/01/13	1,685,495
1,595,000	3.000	03/01/14	1,679,535
Rock Hill South Carolina RB Refunding for Combined Utility System Series 2009 C (ASSURED GTY) (AA+/Aa3)
1,430,000	4.000	01/01/12	1,461,703
South Carolina Jobs-Economic Development Authority Hospital RB Refunding and Improvement for Palmetto Health Series 2009 (BBB+/Baa1)
1,000,000	3.000	08/01/12	1,000,230
1,080,000	3.500	08/01/13	1,084,277
South Carolina Jobs-Economic Development Authority Hospital RB Refunding for AnMed Health Project Series 2010 (A+/NR)
1,000,000	3.000	02/01/12	1,016,740
South Carolina State Public Service Authority RB Refunding Series 2009 A (AA-/Aa2)
2,000,000	5.000	01/01/12	2,068,400
Tobacco Settlement Revenue Management Authority RB Series 2001 B (BBB/WR)(a)
1,480,000	6.000	05/15/11	1,490,316
Tobacco Settlement Revenue Management Authority RB Series 2003 (A/Baa3)
1,885,000	5.000	06/01/18	1,886,847
Western Carolina Regional Sewer Authority RB Refunding for South Carolina Sewer System Series 2005 B (AGM) (AA+/Aa2)
2,200,000	5.000	03/01/15	2,459,028
York County School District No. 3 GO Bonds Series 2001 (SCSDE) (AA/Aa1)(a)
4,000,000	5.000	03/01/12	4,168,400

			35,986,910

South Dakota – 0.1%
South Dakota State Health & Educational Facilities Authority RB for Sanford Health Series 2009 (AA-/A1)
1,250,000	4.250	11/01/14	1,322,537

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Tennessee – 2.3%
Chattanooga Tennessee Industrial Development Board Lease Rental RB Refunding Series 2010 (AA/NR)
$4,055,000	3.000%	10/01/13	$4,203,048
Johnson City Health & Educational Facilities Board Hospital RB for Mountain States Health Alliance Series 2010 A (BBB+/Baa1)
890,000	5.000	07/01/15	922,930
Knox County GO Bonds Refunding Series 2003 (AA+/Aa1)
4,500,000	5.000	04/01/13	4,688,055
Lewisburg Industrial Development Board Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 07/28/06 Series 2006 (BBB/NR)
2,500,000	2.500	07/01/12	2,514,275
Memphis Tennessee BANS Series 2010 (SP-1+/MIG1)
2,500,000	4.000	05/01/12	2,593,450
Memphis Tennessee Electric System RB Subseries 2003 A (NATL-RE) (AA+/Aa2)(a)
6,000,000	5.000	12/01/13	6,642,360
Memphis Tennessee GO Bonds Refunding for General Improvement Series 2005 (NATL-RE) (AA/Aa2)
4,430,000	5.000	10/01/11	4,530,959
Metropolitan Government Nashville & Davidson County GO Bonds for Metropolitan Government Nashville & Davidson County Improvement Series 2001 A (FGIC) (AA/Aa1)(a)
5,000,000	5.500	10/15/11	5,137,800
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB Refunding for Vanderbilt University Series 2008 A (GO OF UNIV) (AA/Aa2)
5,000,000	4.500	10/01/12	5,290,900
Metropolitan Nashville Airport Authority Airport Improvement RB Refunding Series 2010 A (A/A2)
3,285,000	4.000	07/01/13	3,448,002
Rutherford County GO Bonds Capital Outlay Notes Series 2009 (SP-1+/MIG1)
2,500,000	4.000	04/01/12	2,590,000
Sevier County Public Building Authority RB for Local Government Public Improvement Series VII-D-1 (MUN GOVT GTD) (AA/NR)
5,000,000	4.000	06/01/12	5,203,150
5,000,000	5.000	06/01/14	5,454,750
Sevierville Public Building Authority RB for Local Government Public Improvement Series 2009 (MUN GOVT GTD) (AA/NR)
1,500,000	4.000	06/01/14	1,605,060
Williamson County Tennessee GO Bonds Refunding Series 2010 A (NR/Aaa)
1,600,000	3.000	03/01/13	1,670,768

			56,495,507

Texas – 9.4%
Bell County GO Bonds Limited Tax Notes Series 2008 (ETM) (NR/Aa3)
275,000	4.000	02/15/12	283,646
Bell County GO Bonds Unrefunded Balance Limited Tax Notes Series 2008 (AA+/Aa2)
225,000	4.000	02/15/12	231,777
Collin County Texas GO Bonds Refunding Limited Tax Series 2009 A (AAA/Aaa)
1,105,000	3.000	02/15/13	1,152,327
1,135,000	3.000	02/15/14	1,196,551
Collin County Texas GO Bonds Refunding Series 2009 A (AAA/Aaa)
1,385,000	5.000	02/15/13	1,494,914
550,000	3.000	02/15/14	579,826
Corpus Christi Texas Utility System RB Series 2005 (AGM) (AA+/Aa3)
1,000,000	5.000	07/15/12	1,053,140
Cypress-Fairbanks Independent School District GO Bonds Refunding for Capital Appreciation Series 1993 A (PSF-GTD) (AAA/Aaa)(c)
7,500,000	0.000	02/15/12	7,454,400
Dallas Texas Independent School District GO Bonds Refunding Series 2009 (A+/Aa2)
2,000,000	5.000	02/15/13	2,151,760
Dallas-Fort Worth International Airport Joint RB Refunding Series 2009 A (A+/A1)
2,500,000	4.000	11/01/13	2,642,800
2,000,000	4.000	11/01/14	2,130,800
Denton Texas Independent School District GO Bonds for Capital Appreciation Series 2002 (PSF-GTD) (AAA/Aaa)(a)(c)
5,745,000	0.000	08/15/12	2,397,159
Fort Bend County Texas GO Bonds Unlimited Tax Road Refunding Series 2009 (AA+/Aa1)
500,000	3.000	03/01/12	511,005
800,000	4.000	03/01/13	849,256
500,000	4.000	03/01/14	538,515
Fort Worth Texas General Purpose GO Bonds Series 2009 (AA+/Aa1)
4,260,000	4.000	03/01/13	4,515,600
Gulf Coast Waste Disposal Authority Environmental Facilities RB for BP Products North America, Inc. Project RMKT 09/01/09 Series 2004 (AA/Aa1)(b)
5,000,000	2.300	09/03/13	4,994,100
Harris County Texas Cultural Education Facilities Finance Corp. RB for Texas Children’s Hospitals Project Series 2009 (AA/Aa2)
1,680,000	3.500	10/01/13	1,758,422
Harris County Texas Cultural Education Facilities Finance Corp. RB Refunding for Methodist Hospital System Series 2009 B-2 (AA/NR)(b)
3,000,000	5.000	06/01/13	3,220,500
Harris County Texas Cultural Education Facilities Finance Corp. Thermal Utility RB for TECO Project Series 2009 A (AA/Aa3)
1,000,000	5.000	11/15/12	1,062,430
Harris County Texas GO Bonds Refunding for Permanent Improvement Series 2009 B (AAA/NR)
300,000	4.000	10/01/12	315,693
1,000,000	4.000	10/01/13	1,075,360
Harris County Texas Tax and Sub Lien RB Refunding Series 2004 B (AGM) (AAA/Aaa)(b)
5,500,000	5.000	08/15/12	5,819,770

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Harrison County Texas Health Facilities Development Corp. Hospital RB for Good Shepherd Health System Series 2010 (BBB+/Baa2)
$500,000	3.000%	07/01/11	$499,615
480,000	3.000	07/01/12	477,043
500,000	4.000	07/01/13	501,570
855,000	4.000	07/01/14	851,366
930,000	4.000	07/01/15	911,484
2,005,000	4.500	07/01/16	1,969,111
Hockley County Texas GO Bonds Series 2009 (ASSURED GTY) (AA+/NR)
1,090,000	4.000	02/15/12	1,118,438
1,050,000	4.000	02/15/13	1,096,211
Houston Texas Water and Sewer System Junior Lien RB Forward Refunding Series 2002 B (AMBAC) (AA/NR)(a)
5,500,000	5.750	12/01/12	5,962,055
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 1991 C (AMBAC) (AA/Aa2)(c)
5,000,000	0.000	12/01/11	4,983,350
Houston Texas Water and Sewer System Junior Lien RB Refunding Series 2002 A (AGM) (AA+/Aa3)(a)
7,775,000	5.000	12/01/12	8,332,312
3,855,000	5.125	12/01/12	4,139,229
9,350,000	5.250	12/01/12	10,058,636
Klein Texas Independent School District GO Bonds Refunding Series 2003 A (PSF-GTD) (AAA/Aaa)
2,050,000	4.250	08/15/14	2,256,763
Leander Independent School District Unlimited Tax GO Bonds Refunding Series 2010 A (PSF-GTD) (AAA/NR)(c)
1,500,000	0.000	08/15/13	1,459,590
2,000,000	0.000	08/15/14	1,888,120
1,000,000	0.000	08/15/15	913,710
Longview Independent School District Unlimited Tax GO Bonds for School Building Series 2008 (PSF-GTD) (AAA/NR)(c)
1,000,000	0.000	02/15/13	980,880
Lower Colorado River Authority RB Refunding Series 2008 (A/A1)
2,450,000	5.500	05/15/14	2,739,615
Lubbock GO Bonds Certificates for Texas Waterworks System Series 2008 (AGM) (AA+/Aa2)
1,500,000	5.000	02/15/12	1,558,710
Lubbock GO Bonds for Municipal Drainage Utilities Series 2003 D (NATL-RE) (AA+/Aa2)(a)
8,500,000	5.000	02/15/12	8,840,255
Matagorda County Texas Navigation District No. 1 RB Refunding for American Electric Power Texas Central Co. Project Series 2008 (BBB/Baa2)(b)
9,000,000	5.125	06/01/11	9,039,690
Midland Texas COPS GO Bonds Series 2007 (NATL-RE) (AA+/Aa1)
1,155,000	4.000	03/01/13	1,218,652
1,255,000	4.000	03/01/14	1,345,347
Mission Economic Development Corp. Solid Waste Disposal RB for Waste Management, Inc. Project RMKT 12/1/09 Series 2006 (BBB/NR)(b)
4,000,000	3.750	06/01/15	4,143,200
North East Independent School District GO Bonds Unlimited Tax for Capital Appreciation Series 2007 A (PSF-GTD) (AAA/Aaa)(c)
5,300,000	0.000	08/01/11	5,293,852
North East Independent School District GO Bonds Unlimited Tax Refunding Series 2004 (PSF-GTD) (AAA/Aaa)
13,460,000	5.000	08/01/15	15,045,992
North Texas Municipal Water District RB Refunding for Water System Improvement Series 2009 (AAA/Aa2)
765,000	4.000	09/01/12	802,233
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-2 (A-/A2)(b)
4,000,000	5.250	01/01/12	4,124,200
North Texas Tollway Authority System RB Refunding First Tier Series 2008 E-3 (A-/A2)(b)
5,100,000	5.750	01/01/16	5,613,162
North Texas Tollway Authority System RB Refunding First Tier Series 2008 H (A-/A2)(b)
4,000,000	5.000	01/01/13	4,252,840
Northside Texas Independent School District Unlimited Tax GO Bonds for School Building Series 2009 (AA/Aa1)(b)
3,000,000	2.100	06/01/11	3,005,370
Plano Texas Independent School District Unlimited Tax GO Bonds Refunding Series 2010 (PSF-GTD) (AAA/Aaa)
4,000,000	5.000	02/15/15	4,516,800
Point Isabel Independent School District Unlimited Tax GO Bonds Refunding for School Building Series 1996 (PSF-GTD) (NR/Aaa)(c)
1,000,000	0.000	02/01/13	981,280
San Antonio Texas Electric and Gas Systems Junior Lien RB Series 2004 (AA-/Aa2)(b)
5,000,000	1.150	12/03/12	5,002,450
San Antonio Texas Hotel Occupancy RB for Capital Appreciation Series 1996 (ETM) (FGIC) (A+/Aa2)(c)
1,120,000	0.000	08/15/11	1,117,704
Spring Branch Independent School District Unlimited Tax GO Bonds for Schoolhouse Series 2004 (PSF-GTD) (AAA/Aaa)
1,000,000	4.750	02/01/14	1,066,410
Tarrant County Limited Tax GO Bonds Series 2008 (AAA/Aaa)
3,110,000	5.000	07/15/13	3,401,251
Tarrant Regional Water District RB Refunding and Improvement Series 2002 (AGM) (AAA/Aa1)
6,125,000	5.375	03/01/15	6,610,100
Texas Southern University Constitutional Appropriation RB Series 2005 (NR/Aa1)
1,000,000	4.000	10/01/11	1,017,610
Texas State Public Finance Authority GO Bonds Refunding Series 2002 (AA+/Aaa)(a)
5,000,000	5.375	10/01/12	5,370,450
Texas State Public Finance Authority GO Bonds Refunding Series 2008 A (AA+/Aaa)
3,750,000	5.000	10/01/11	3,836,025

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)
Texas – (continued)

Texas State Public Finance Authority Unemployment Compensation Obligation Assessment RB Series 2010 A (AAA/Aa1)
$16,725,000	4.000%	07/01/15	$18,248,480
7,355,000	5.000	07/01/16	8,280,259
University of North Texas Financing System RB Series 2009 A (AA/Aa2)
1,195,000	5.000	04/15/13	1,294,998
Weatherford Texas Independent School District GO Bonds for School Building RMKT 08/03/09 Series 2002 A (PSF-GTD) (AAA/Aaa)
2,000,000	5.000	02/01/12	2,076,780

			225,672,949

U.S. Virgin Islands – 0.3%
Virgin Islands Public Finance Authority Senior Lien RB Matching Fund Loan Notes Series 2004 A (BBB/Baa2)
1,045,000	5.000	10/01/12	1,089,507
Virgin Islands Public Finance Authority Senior Lien RB Refunding Matching Fund Loan Notes Series 2009 B (BBB/Baa2)
2,500,000	5.000	10/01/13	2,656,125
Virgin Islands Water & Power Authority Electric System RB Refunding Series 2010 A (BBB-/Baa2)
605,000	4.000	07/01/12	621,371
1,285,000	4.000	07/01/13	1,329,512
480,000	4.000	07/01/14	497,098
680,000	4.750	07/01/15	719,780

			6,913,393

Utah – 0.9%
Centerville Utah Sales Tax RB Series 2009 (ASSURED GTY) (AA+/NR)
1,340,000	4.000	05/01/14	1,436,440
Intermountain Power Agency RB Refunding for Subordinated Power Supply Series 2009 A (A+/A1)
3,000,000	5.000	07/01/12	3,154,590
Utah State GO Bonds Series 2009 A (AAA/Aaa)
5,850,000	5.000	07/01/14	6,587,860
Utah State GO Bonds Series 2009 B (AAA/Aaa)
7,450,000	4.000	07/01/14	8,152,982
Utah State University RB Refunding for Student Fee and Housing System Series 2009 (ASSURED GTY) (AA+/Aa3)
1,615,000	4.000	12/01/12	1,693,247
1,575,000	3.000	12/01/14	1,647,828

			22,672,947

Virginia – 2.1%
Fairfax County Virginia Economic Development Authority Residential Care Facilities Mortgage RB for Goodwin House, Inc. Series 2007 (BBB/NR)
500,000	4.150	10/01/13	503,055
Fairfax County Virginia Redevelopment & Housing Authority BANS for Affordable Housing Acquisition Series 2008 A (AA+/Aa2)
4,000,000	4.000	03/01/13	4,008,440
Newport News Virginia GO Bonds Series 2009 B (AA/Aa1)
4,315,000	3.000	09/01/13	4,528,032
Smyth County Virginia IDA Hospital RB for Mountain States Health Alliance Series 2010 B (BBB+/Baa1)
3,330,000	5.000	07/01/14	3,474,256
Tobacco Settlement Financing Corp. RB Asset-Backed Bonds Series 2005 (AAA/Aaa)(a)
8,765,000	5.625	06/01/15	10,150,922
Virginia Beach Virginia GO Bonds for Public Improvement Series 2009 (AAA/Aaa)
2,175,000	3.000	06/01/12	2,240,641
1,000,000	3.000	06/01/13	1,047,140
Virginia Beach Virginia GO Bonds Refunding for Public Improvement Series 2004 B (AAA/Aaa)
1,455,000	5.000	05/01/13	1,582,531
Virginia College Building Authority Educational Facilities RB for 21st Century College Program Series 2004 A (ETM) (ST APPROP) (AA+/Aa1)(a)
105,000	5.000	02/01/13	113,239
Virginia College Building Authority Educational Facilities RB Unrefunded Balance for 21st Century College Program Series 2004 (ST APPROP) (AA+/Aa1)
2,395,000	5.000	02/01/13	2,580,660
Virginia State Housing Development Authority Commonwealth Mortgage RB Subseries 2006 F-1 (GO OF AUTH) (AAA/Aaa)
6,000,000	4.000	04/01/12	6,123,420
Virginia State Housing Development Authority Homeownership Mortgage RB Series 2010 A (AA+/Aa1)
3,015,000	2.500	03/01/15	3,021,663
Virginia State Public School Authority School Financing 1997 Resolution RB Series 2005 D (AA+/Aa1)
3,000,000	4.500	08/01/13	3,246,180
Wise County Virginia Industrial Development Authority Solid Waste and Sewage Disposal RB for Virginia Electric and Power Company Project Series 2010 A (A-/A3)(b)
5,000,000	2.375	11/01/15	4,973,100
York County Economic Development Authority Electricity and Power RB Refunding Series 2009 A (A-/A3)(b)
2,000,000	4.050	05/01/14	2,103,220

			49,696,499

Washington – 0.5%
Grant County Washington Public Utility District No. 2 Priest Rapids RB Refunded Series 2001 H (AGM) (AA+/Aa3)
3,000,000	5.375	01/01/12	3,106,800
Tobacco Settlement Authority of Washington RB Asset-Backed Bonds Series 2002 (BBB/Baa3)
2,810,000	6.500	06/01/26	2,830,401
Washington State Various Purpose GO Bonds Refunding Series 2005 R-A (AMBAC) (AA+/Aa1)
3,500,000	5.000	01/01/13	3,759,000
Washington State Various Purpose GO Bonds Series 2008 C (AA+/Aa1)
3,400,000	4.000	01/01/12	3,492,514

			13,188,715

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Schedule of Investments (continued)
March 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

State-Specific Municipal Debt Obligations – (continued)

Wisconsin – 1.1%
Badger Tobacco Asset Securitization Corp. Tobacco Settlement RB Asset-Backed Bonds Series 2002 (AAA/Aaa)(a)
$10,000,000	6.000%	06/01/12	$10,623,200
Green Bay Area Public School District GO Bonds Refunding Series 2009 (NR/Aa1)
250,000	2.500	04/01/11	250,000
Madison Wisconsin Community Development Authority RB for Wisconsin Alumni Research Foundation Project Series 2009 (AAA/NR)
1,530,000	2.500	10/01/12	1,564,976
Milwaukee Wisconsin GO Bonds Series 2010 N-1 (AA/Aa1)
4,050,000	5.000	02/01/16	4,613,760
Wisconsin State GO Bonds Series 2002 G (NATL-RE) (AA/Aa2)
2,500,000	5.000	05/01/12	2,621,525
Wisconsin State GO Bonds Series 2007 B (AGM) (AA+/Aa2)
4,115,000	5.000	05/01/12	4,315,030
Wisconsin State Health & Educational Facilities Authority RB for Aurora Health Care, Inc. Series 2010 A (A/A3)
1,500,000	5.000	04/15/12	1,544,460

			25,532,951

TOTAL STATE-SPECIFIC MUNICIPAL DEBT OBLIGATIONS
(Cost $2,338,478,532)			$2,348,051,167

Other Municipal Debt Obligation – 0.1%
Municipal Mortgage & Equity LLC Tax-Exempt Special Purpose Entity Series 2005 A-3 (AMT) (NR/Ba1)(b)(e)
$2,000,000	4.950%	09/30/12	$1,580,360
(Cost $2,000,000)

Short-Term Investments – 1.3%
Alabama – 0.1%
Mobile County Industrial Development Authority RB for Exxon Mobil Project Series 2002 (A-1+/VMIG1)(b)
$1,500,000	0.180%	04/01/11	$1,500,000

Illinois – 0.2%
Chicago Illinois RB for Second Lien Water Series 1999 (A-1+/VMIG1)(b)
5,000,000	0.220	04/01/11	5,000,000

Mississippi – 0.1%
Mississippi Business Finance Corp. VRDN RB for Chevron U.S.A., Inc. Project Series 2009 E (NR/VMIG1)(b)
4,000,000	0.190	04/01/11	4,000,000

Missouri – 0.1%
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2004 A (A-1+/VMIG1)(b)
1,500,000	0.210	04/01/11	1,500,000
Missouri State Health & Educational Facilities Authority VRDN RB for Washington University Series 2003 B (A-1+/VMIG1)(b)
2,700,000	0.190	04/01/11	2,700,000

			4,200,000

New York – 0.3%
New York City VDRN GO Bonds Subseries 1993 E-5 (LOC-JPMorgan Chase Bank, N.A.) (A-1+/VMIG1)(b)
2,500,000	0.180	04/01/11	2,500,000
New York City GO Bonds Series 1993 (LOC-JP MORGAN CHASE BANK ) (A-1+/VMIG1)(b)
2,300,000	0.180	04/01/11	2,300,000
New York City VRDN GO Bonds Refunding Series 1993 C (LOC-JPMorgan Chase Bank) (A-1+/VMIG1)(b)
2,000,000	0.180	04/01/11	2,000,000

			6,800,000

Texas – 0.5%
Lower Neches Valley Authority Industrial Development Corp. RB for Exxon Mobil Project Series 2008 (NR/VMIG1)(b)
1,500,000	0.180	04/01/11	1,500,000
Houston Higher Education Finance Corp. RB for Rice University Project Series 2008 A (A-1+/VMIG1)(b)
4,500,000	0.190	04/01/11	4,500,000
Texas Water Development Board VRDN RB Refunding State Revolving Sub Lien Series 2007 A (A-1+/VMIG1)(b)
4,950,000	0.210	04/01/11	4,950,000

			10,950,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $32,450,000)			$32,450,000

Shares	Rate	Value

Investment Companies(d) – 0.0%
BlackRock Municipal Bond Fund – Institutional Shares
193,780	0.089%	$193,780

TOTAL INVESTMENT COMPANIES
(Cost $193,780)		$193,780

TOTAL INVESTMENTS – 98.8%
(Cost $2,373,122,312)		$2,382,275,307

OTHER ASSETS IN EXCESS OF
LIABILITIES – 1.2%		28,510,087

NET ASSETS – 100.0%		$2,410,785,394

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Pre-refunded security. Maturity date disclosed is pre-refunding date.

(b)	Securities with a “Put” features and resetting interest rates. Maturity dates disclosed are the next puttable date. Interest rate disclosed is that which is in effect at March 31, 2011.

(c)	Issued with zero coupon. Income is recognized through the accretion of discount.

(d)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect at March 31, 2011.

(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,009,464, which represents approximately 0.4% of net assets as of March 31, 2011.

(f)	Inverse variable rate security. Interest rate disclosed is that which is in effect at March 31, 2011.

Security ratings disclosed, if any, are issued by either Standard & Poor’s, Moody’s Investor Service or Fitch and are unaudited. A brief description of the ratings is available in the Fund’s Statement of Additional Information.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AGM	—	Insured by Assured Guaranty Municipal Corp.
AGM-CR	—	Insured by Assured Guaranty Municipal Corp. – Insured Custodial Receipts
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
ASSURED GTY	—	Insured by Assured Guaranty
BANS	—	Bond Anticipation Notes
BHAC	—	Insured by Berkshire Hathaway Assurance Corp.
CIFG	—	CIFC Assurance North America, Inc.
CITY APPROP	—	City Appropriation
CNTY GTD	—	County Guaranteed
COMWLTH GTD	—	Commonwealth Guaranteed
COPS	—	Certificates of Participation
ETM	—	Escrowed to Maturity
FGIC	—	Insured by Financial Guaranty Insurance Co.
GO	—	General Obligation
GO OF AUTH	—	General Obligation of Authority
GO OF CITY	—	General Obligation of City
GO OF CORP	—	General Obligation of Corporation
GO OF UNIV	—	General Obligation of University
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MUN GOVT GTD	—	Municipal Government Guaranteed
NATL-RE	—	Insured by National Public Finance Guarantee Corp.
NATL-RE FGIC	—	National Public Finance Guarantee Corp. Re-insures Financial Guaranty Insurance Co.
NATL-RE-IBC	—	Insured by National Public Finance Guarantee Corp. – Insured Bond Certificates
NR	—	Not Rated
PCRB	—	Pollution Control Revenue Bond
PSF-GTD	—	Guaranteed by Permanent School Fund
Radian	—	Insured by Radian Asset Assurance
RB	—	Revenue Bond
RMKT	—	Remarketed
SCH BD GTY	—	School Bond Guaranty
SCH BD RES FD	—	School Bond Reserve Fund
SCSDE	—	South Carolina State Department of Education
SD CRED PROG	—	School District Credit Program
ST AID WITHHLDG	—	State Aid Withholding
ST APPROP	—	State Appropriation
TCRS	—	Transferable Custodial Receipts
VRDN	—	Variable Rate Demand Notes
WR	—	Withdrawn Rating
XLCA	—	Insured by XL Capital Assurance, Inc.

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2011

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund
Assets:

Investments in securities, at value (identified cost $3,484,059,376, $588,363,353 and $2,373,122,312, respectively)	$3,055,432,800	$571,245,975	$2,382,275,307
Cash	574,036	346,039	3,000,662
Receivables:
Interest and dividends, net of allowances	58,994,610	9,178,718	27,640,216
Investment securities sold	28,741,769	1,326,606	—
Fund shares sold	3,904,707	572,613	14,034,178
Due from custodian	2,208,738	—	—
Reimbursement from investment adviser	90,274	27,007	79,808
Other assets	52,382	13,577	23,583

Total assets	3,149,999,316	582,710,535	2,427,053,754

Liabilities:

Payables:
Investment securities purchased	46,043,067	2,045,106	—
Fund shares redeemed	12,449,785	1,095,261	13,904,814
Amounts owed to affiliates	1,708,674	394,875	1,062,620
Income distribution	1,327,590	434,971	1,162,122
Accrued expenses	201,140	101,998	138,804

Total liabilities	61,730,256	4,072,211	16,268,360

Net Assets:

Paid-in capital	4,791,060,582	633,287,726	2,409,448,535
Accumulated undistributed net investment income	33,459,070	406,735	599,298
Accumulated net realized loss from investment and swap transactions	(1,307,624,016)	(37,938,759)	(8,415,434)
Net unrealized gain (loss) on investments	(428,626,576)	(17,117,378)	9,152,995

NET ASSETS	$3,088,269,060	$578,638,324	$2,410,785,394

Net Assets:
Class A	$326,885,759	$326,082,846	$775,170,744
Class B	14,112,834	6,263,953	90,539
Class C	96,010,925	23,443,453	41,114,767
Institutional	2,650,808,373	222,649,995	1,576,602,414
Service	—	75,464	17,730,233
Class IR	451,169	122,613	76,697

Total Net Assets	$3,088,269,060	$578,638,324	$2,410,785,394

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	40,846,653	22,882,771	74,235,302
Class B	1,763,466	439,589	8,678
Class C	11,998,146	1,644,849	3,937,904
Institutional	331,215,411	15,629,268	151,044,520
Service	—	5,271	1,699,418
Class IR	56,378	8,601	7,348

Net asset value, offering and redemption price per share:(a)
Class A	$8.00	$14.25	$10.44
Class B	8.00	14.25	10.43
Class C	8.00	14.25	10.44
Institutional	8.00	14.25	10.44
Service	—	14.32	10.43
Class IR	8.00	14.26	10.44

(a)	Maximum public offering price per share for Class A Shares of High Yield Municipal Fund (NAV per share multiplied by 1.0471) is $8.38, Class A Shares of Municipal Income Fund (NAV per share multiplied by 1.0390) is $14.81 and Class A Shares of Short Duration Tax-Free Fund (NAV per share multiplied by 1.0152) is $10.60. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2011

	High Yield	Municipal	Short Duration
	Municipal Fund	Income Fund	Tax-Free Fund

Investment income:

Interest, net of allowances	$231,188,816	$33,006,544	$62,083,577
Dividends	33,698	8,920	36,455

Total investment income	231,222,514	33,015,464	62,120,032

Expenses:

Management fees	19,162,597	3,524,183	9,440,880
Distribution and Service fees(a)	2,331,971	1,314,459	2,795,582
Transfer Agent fees(a)	1,935,679	634,762	1,899,303
Custody and accounting fees	220,887	51,227	153,083
Printing and mailing costs	147,073	65,417	75,277
Registration fees	114,759	100,595	148,009
Professional fees	112,368	85,464	99,680
Trustee fees	24,147	17,054	21,730
Service share fees — Service Plan	—	463	61,487
Service share fees — Shareholder Administration Plan	—	463	61,487
Other	80,787	19,393	61,827

Total expenses	24,130,268	5,813,480	14,818,345

Less — expense reductions	(554,787)	(633,913)	(1,138,499)

Net expenses	23,575,481	5,179,567	13,679,846

NET INVESTMENT INCOME	207,647,033	27,835,897	48,440,186

Realized and unrealized gain (loss) from investment and swap transactions:

Net realized gain (loss) from:
Investment transactions	(59,629,285)	(3,111,581)	4,200,751
Swap contracts	2,007,374	74,391	260,367
Net change in unrealized loss on:
Investments	(147,916,038)	(24,822,153)	(16,106,588)
Swap contracts	(669,742)	—	—

Net realized and unrealized loss from investment and swap transactions	(206,207,691)	(27,859,343)	(11,645,470)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,439,342	$(23,446)	$36,794,716

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR(b)
High Yield Municipal	$1,009,783	$182,502	$1,139,686	$525,082	$23,725	$148,157	$1,238,500	$—	$215
Municipal Income	963,386	83,310	267,763	500,956	10,830	34,809	88,024	74	69
Short Duration Tax-Free	2,337,477	2,662	455,443	1,215,476	346	59,207	614,411	9,838	25

(b)	Commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Statements of Changes in Net Assets

	High Yield Municipal Fund
	For the Fiscal		For the Fiscal
	Year Ended		Year Ended
	March 31, 2011		March 31, 2010

From operations:

Net investment income	$207,647,033		$180,012,617
Net realized gain (loss) from investment and swap transactions	(57,621,911)		(133,479,160)
Net change in unrealized gain (loss) on investments and swap contracts	(148,585,780)		629,738,665

Net increase (decrease) in net assets resulting from operations	1,439,342		676,272,122

Distributions to shareholders:

From net investment income
Class A Shares	(21,041,571)		(53,441,504)
Class B Shares	(812,348)		(1,188,990)
Class C Shares	(5,087,210)		(5,486,251)
Institutional Shares	(171,868,933)		(113,764,895)
Service Shares	—		—
Class IR Shares(a)	(9,433)		—

Total distributions to shareholders	(198,819,495)		(173,881,640)

From capital transactions:

Proceeds from sales of shares	894,975,079		2,938,305,583
Reinvestment of distributions	129,167,377		106,002,066
Cost of shares redeemed	(1,423,983,079	)(b)	(1,895,616,960	)(c)

Net increase (decrease) in net assets resulting from share transactions	(399,840,623)		1,148,690,689

TOTAL INCREASE (DECREASE)	(597,220,776)		1,651,081,171

Net assets:

Beginning of year	3,685,489,836		2,034,408,665

End of year	$3,088,269,060		$3,685,489,836

Accumulated undistributed net investment income	$33,459,070		$23,679,022

(a)	Commenced operations on July 30, 2010.
(b)	Net of $266,160 and $13,665 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.
(c)	Net of $188,603 and $18,680 of redemption fees remitted to the High Yield Municipal and Municipal Income Funds, respectively.

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Municipal Income Fund				Short Duration Tax-Free Fund
For the Fiscal		For the Fiscal		For the Fiscal	For the Fiscal
Year Ended		Year Ended		Year Ended	Year Ended
March 31, 2011		March 31, 2010		March 31, 2011	March 31, 2010

$27,835,897		$27,073,770		$48,440,186	$29,380,536
(3,037,190)		(6,807,607)		4,461,118	78,678
(24,822,153)		66,056,058		(16,106,588)	21,397,918

(23,446)		86,322,221		36,794,716	50,857,132

(16,138,178)		(16,180,019)		(15,840,086)	(11,896,199)
(285,788)		(389,317)		(2,882)	(5,868)
(921,672)		(851,918)		(510,655)	(331,255)
(10,016,384)		(9,500,008)		(31,319,826)	(16,839,355)
(7,364)		(10,462)		(382,023)	(100,271)
(2,456)		—		(389)	—

(27,371,842)		(26,931,724)		(48,055,861)	(29,172,948)

233,107,177		210,686,438		2,080,620,936	2,662,945,263
18,319,290		17,288,517		30,217,247	20,225,440
(280,967,655	)(b)	(203,176,485	)(c)	(2,048,851,489)	(926,172,187)

(29,541,188)		24,798,470		61,986,694	1,756,998,516

(56,936,476)		84,188,967		50,725,549	1,778,682,700

635,574,800		551,385,833		2,360,059,845	581,377,145

$578,638,324		$635,574,800		$2,410,785,394	$2,360,059,845

$406,735		$139,979		$599,298	$260,902

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$8.45	$0.46	$(0.47)	$(0.01)	$(0.44)	$—	$(0.44)
2011 - B	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - C	8.45	0.40	(0.47)	(0.07)	(0.38)	—	(0.38)
2011 - Institutional	8.45	0.49	(0.47)	0.02	(0.47)	—	(0.47)
2011 - IR (Commenced July 30, 2010)	8.57	0.33	(0.58)	(0.25)	(0.32)	—	(0.32)

2010 - A	7.00	0.48	1.43	1.91	(0.46)	—	(0.46)
2010 - B	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - C	7.00	0.42	1.43	1.85	(0.40)	—	(0.40)
2010 - Institutional	7.00	0.50	1.44	1.94	(0.49)	—	(0.49)

2009 - A	9.77	0.50	(2.78)	(2.28)	(0.49)	—	(0.49)
2009 - B	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - C	9.77	0.43	(2.78)	(2.35)	(0.42)	—	(0.42)
2009 - Institutional	9.77	0.53	(2.78)	(2.25)	(0.52)	—	(0.52)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.78	0.22	(1.02)	(0.80)	(0.21)	—	(0.21)
2008 - B	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - C	10.78	0.18	(1.01)	(0.83)	(0.18)	—	(0.18)
2008 - Institutional	10.78	0.23	(1.01)	(0.78)	(0.23)	—	(0.23)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	11.57	0.51	(0.76)	(0.25)	(0.50)	(0.04)	(0.54)
2007 - B	11.57	0.43	(0.76)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - C	11.57	0.42	(0.75)	(0.33)	(0.42)	(0.04)	(0.46)
2007 - Institutional	11.57	0.55	(0.76)	(0.21)	(0.54)	(0.04)	(0.58)

2006 - A	11.11	0.52	0.46	0.98	(0.52)	—	(0.52)
2006 - B	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - C	11.11	0.44	0.46	0.90	(0.44)	—	(0.44)
2006 - Institutional	11.11	0.57	0.46	1.03	(0.57)	—	(0.57)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

			Ratio of	Ratio of	Ratio of	Ratio of
			net expenses to	net expenses to	total expenses to	total expenses to	Ratio of
		Net assets,	average net assets	average net assets	average net assets	average net assets	net investment
Net asset		end of	including	excluding	including	excluding	income to		Portfolio
value, end	Total	period	interest expense	interest expense	interest expense	interest expense	average		turnover
of period	return(b)	(in 000s)	and fees	and fees	and fees	and fees	net assets		rate

$8.00	(0.24)%	$326,886	0.91%	0.91%	0.93%	0.93%	5.46%		28%
8.00	(0.99)	14,113	1.66	1.66	1.68	1.68	4.70		28
8.00	(0.87)	96,011	1.66	1.66	1.68	1.68	4.71		28
8.00	0.09	2,650,808	0.57	0.57	0.59	0.59	5.80		28
8.00	(3.06)	451	0.66 (c)	0.66 (c)	0.68 (c)	0.68 (c)	6.08	(c)	28

8.45	27.93	438,134	0.91	0.91	0.94	0.94	6.15		31
8.45	26.99	21,083	1.66	1.66	1.69	1.69	5.33		31
8.45	26.84	118,070	1.66	1.66	1.69	1.69	5.28		31
8.45	28.37	3,108,202	0.57	0.57	0.60	0.60	6.18		31

7.00	(23.97)	1,049,054	0.91	0.91	0.93	0.93	5.76		57
7.00	(24.55)	22,705	1.66	1.66	1.68	1.68	5.08		57
7.00	(24.55)	94,113	1.66	1.66	1.68	1.68	5.09		57
7.00	(23.71)	868,537	0.57	0.57	0.59	0.59	6.08		57

9.77	(7.45)	2,787,779	0.91 (c)	0.90 (c)	0.93 (c)	0.92 (c)	5.07	(c)	16
9.77	(7.74)	44,026	1.66 (c)	1.65 (c)	1.68 (c)	1.67 (c)	4.30	(c)	16
9.77	(7.74)	162,459	1.66 (c)	1.65 (c)	1.68 (c)	1.67 (c)	4.31	(c)	16
9.77	(7.32)	2,578,017	0.57 (c)	0.56 (c)	0.59 (c)	0.58 (c)	5.42	(c)	16

10.78	(2.27)	3,984,269	1.00	0.91	1.02	0.93	4.50		56
10.78	(3.00)	53,384	1.75	1.66	1.77	1.68	3.76		56
10.78	(3.00)	200,199	1.75	1.66	1.77	1.68	3.76		56
10.78	(1.92)	3,738,472	0.64	0.55	0.66	0.57	4.86		56

11.57	9.05	3,569,963	1.07	0.92	1.11	0.96	4.64		32
11.57	8.24	57,902	1.82	1.67	1.86	1.71	3.90		32
11.57	8.24	160,180	1.82	1.67	1.85	1.70	3.88		32
11.57	9.45	3,483,350	0.71	0.56	0.74	0.59	5.02		32

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$14.83	$0.63	$(0.59)	$0.04	$(0.62)
2011 - B	14.83	0.52	(0.59)	(0.07)	(0.51)
2011 - C	14.84	0.52	(0.60)	(0.08)	(0.51)
2011 - Institutional	14.83	0.68	(0.59)	0.09	(0.67)
2011 - Service	14.91	0.61	(0.60)	0.01	(0.60)
2011 - IR (Commenced July 30, 2010)	15.06	0.45	(0.80)	(0.35)	(0.45)

2010 - A	13.39	0.64	1.43	2.07	(0.63)
2010 - B	13.40	0.53	1.43	1.96	(0.53)
2010 - C	13.40	0.53	1.44	1.97	(0.53)
2010 - Institutional	13.39	0.69	1.43	2.12	(0.68)
2010 - Service	13.47	0.61	1.44	2.05	(0.61)

2009 - A	14.64	0.63	(1.25)	(0.62)	(0.63)
2009 - B	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - C	14.64	0.53	(1.24)	(0.71)	(0.53)
2009 - Institutional	14.64	0.68	(1.25)	(0.57)	(0.68)
2009 - Service	14.72	0.62	(1.26)	(0.64)	(0.61)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	15.23	0.26	(0.59)	(0.33)	(0.26)
2008 - B	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - C	15.24	0.21	(0.60)	(0.39)	(0.21)
2008 - Institutional	15.23	0.28	(0.59)	(0.31)	(0.28)
2008 - Service	15.32	0.25	(0.60)	(0.35)	(0.25)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	15.80	0.62	(0.57)	0.05	(0.62)
2007 - B	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - C	15.81	0.51	(0.58)	(0.07)	(0.50)
2007 - Institutional	15.80	0.68	(0.57)	0.11	(0.68)
2007 - Service	15.90	0.60	(0.58)	0.02	(0.60)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2006 - A	15.59	0.63	0.22	0.85	(0.64)
2006 - B	15.59	0.52	0.22	0.74	(0.52)
2006 - C	15.60	0.52	0.21	0.73	(0.52)
2006 - Institutional	15.59	0.69	0.22	0.91	(0.70)
2006 - Service	15.68	0.61	0.23	0.84	(0.62)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

			Ratio of		Ratio of		Ratio of		Ratio of
			net expenses to		net expenses to		total expenses to		total expenses to		Ratio of
		Net asset	average net assets		average net assets		average net assets		average net assets		net investment
Net asset		end of	including		excluding		including		excluding		income		Portfolio
value, end	Total	period	interest expense		interest expense		interest expense		interest expense		to average		turnover
of period	return(b)	(in 000s)	and fees		and fees		and fees		and fees		net assets		rate

$14.25	0.20%	$326,083	0.88%		0.88%		0.98%		0.98%		4.26%		14%
14.25	(0.55)	6,264	1.63		1.63		1.73		1.73		3.51		14
14.25	(0.61)	23,443	1.63		1.63		1.73		1.73		3.52		14
14.25	0.55	222,650	0.54		0.54		0.64		0.64		4.62		14
14.32	(0.03)	75	1.04		1.04		1.14		1.14		4.05		14
14.26	(2.40)	123	0.63	(c)	0.63	(c)	0.73	(c)	0.73	(c)	4.74	(c)	14

14.83	15.73	398,646	0.88		0.88		0.98		0.98		4.42		20
14.83	14.77	9,480	1.63		1.63		1.73		1.73		3.69		20
14.84	14.86	26,645	1.63		1.63		1.73		1.73		3.67		20
14.83	16.12	200,596	0.54		0.54		0.64		0.64		4.77		20
14.91	15.44	207	1.04		1.04		1.14		1.14		4.25		20

13.39	(4.28)	333,034	0.88		0.88		0.98		0.98		4.55		49
13.40	(4.92)	10,305	1.63		1.63		1.73		1.73		3.80		49
13.40	(4.92)	19,978	1.63		1.63		1.73		1.73		3.82		49
13.39	(3.95)	187,838	0.54		0.54		0.64		0.64		4.89		49
13.47	(4.39)	231	1.04		1.04		1.14		1.14		4.39		49

14.64	(2.18)	402,238	0.89	(c)	0.88	(c)	1.01	(c)	1.00	(c)	4.19	(c)	19
14.64	(2.55)	11,646	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.44	(c)	19
14.64	(2.55)	20,474	1.64	(c)	1.63	(c)	1.76	(c)	1.75	(c)	3.46	(c)	19
14.64	(2.04)	245,843	0.55	(c)	0.54	(c)	0.67	(c)	0.66	(c)	4.53	(c)	19
14.72	(2.29)	582	1.05	(c)	1.04	(c)	1.17	(c)	1.16	(c)	4.03	(c)	19

15.23	0.31	381,697	0.96		0.90		1.07		1.01		3.99		31
15.24	(0.43)	12,210	1.71		1.65		1.82		1.76		3.24		31
15.24	(0.43)	14,783	1.71		1.65		1.82		1.76		3.24		31
15.23	0.67	289,188	0.60		0.54		0.71		0.65		4.37		31
15.32	0.13	606	1.10		1.04		1.21		1.15		3.85		31

15.80	5.59	302,271	1.00		0.90		1.16		1.07		4.05		19
15.81	4.87	11,698	1.75		1.65		1.92		1.82		3.31		19
15.81	4.80	9,777	1.75		1.65		1.91		1.82		3.30		19
15.80	5.98	152,070	0.63		0.53		0.79		0.70		4.42		19
15.90	5.51	671	1.13		1.03		1.29		1.20		3.90		19

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS SHORT-DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEARS ENDED MARCH 31,
2011 - A	$10.46	$0.18	$(0.02)	$0.16	$(0.18)
2011 - B	10.45	0.12	(0.03)	0.09	(0.11)
2011 - C	10.46	0.12	(0.02)	0.10	(0.12)
2011 - Institutional	10.46	0.22	(0.03)	0.19	(0.21)
2011 - Service	10.46	0.17	(0.04)	0.13	(0.16)
2011 - IR (Commenced July 30, 2010)	10.56	0.14	(0.12)	0.02	(0.14)

2010 - A	10.25	0.19	0.23	0.42	(0.21)
2010 - B	10.24	0.15	0.20	0.35	(0.14)
2010 - C	10.25	0.12	0.22	0.34	(0.13)
2010 - Institutional	10.25	0.22	0.23	0.45	(0.24)
2010 - Service	10.24	0.15	0.26	0.41	(0.19)

2009 - A	10.25	0.30	— (d)	0.30	(0.30)
2009 - B	10.24	0.25	(0.01)	0.24	(0.24)
2009 - C	10.25	0.22	0.01	0.23	(0.23)
2009 - Institutional	10.25	0.34	— (d)	0.34	(0.34)
2009 - Service	10.24	0.29	— (d)	0.29	(0.29)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*
2008 - A	10.16	0.14	0.09	0.23	(0.14)
2008 - B	10.15	0.11	0.09	0.20	(0.11)
2008 - C	10.16	0.11	0.09	0.20	(0.11)
2008 - Institutional	10.16	0.15	0.09	0.24	(0.15)
2008 - Service	10.15	0.13	0.09	0.22	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2007 - A	10.20	0.33	(0.04)	0.29	(0.33)
2007 - B	10.19	0.27	(0.04)	0.23	(0.27)
2007 - C	10.20	0.26	(0.05)	0.21	(0.25)
2007 - Institutional	10.19	0.37	(0.04)	0.33	(0.36)
2007 - Service	10.19	0.32	(0.05)	0.27	(0.31)

2006 - A	10.20	0.29	0.02	0.31	(0.31)
2006 - B	10.19	0.23	0.02	0.25	(0.25)
2006 - C	10.20	0.21	0.02	0.23	(0.23)
2006 - Institutional	10.19	0.33	0.02	0.35	(0.35)
2006 - Service	10.19	0.28	0.02	0.30	(0.30)

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT-DURATION TAX-FREE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end of	Total	period	to average		to average		to average		turnover
period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.44	1.52%	$775,171	0.73%		0.77%		1.71%		34%
10.43	0.91	91	1.33		1.52		1.10		34
10.44	0.94	41,115	1.31		1.53		1.14		34
10.44	1.86	1,576,602	0.39		0.43		2.05		34
10.43	1.26	17,730	0.89		0.93		1.57		34
10.44	0.17	77	0.48	(c)	0.52	(c)	1.97	(c)	34

10.46	4.09	982,297	0.73		0.79		1.84		11
10.45	3.47	314	1.33		1.54		1.42		11
10.46	3.31	41,959	1.48		1.54		1.14		11
10.46	4.44	1,291,972	0.39		0.45		2.16		11
10.46	4.01	43,518	0.89		0.95		1.39		11

10.25	3.02	303,446	0.73		0.85		2.96		33
10.24	2.41	450	1.33		1.60		2.41		33
10.25	2.25	17,373	1.48		1.60		2.18		33
10.25	3.37	260,054	0.39		0.51		3.31		33
10.24	2.85	54	0.89		1.01		2.82		33

10.25	2.24	162,590	0.73	(c)	0.95	(c)	3.21	(c)	19
10.24	1.99	633	1.33	(c)	1.70	(c)	2.65	(c)	19
10.25	1.93	6,742	1.48	(c)	1.70	(c)	2.48	(c)	19
10.25	2.39	192,500	0.39	(c)	0.61	(c)	3.57	(c)	19
10.24	2.18	51	0.89	(c)	1.11	(c)	3.06	(c)	19

10.16	2.86	126,888	0.75		0.89		3.27		52
10.15	2.25	988	1.35		1.64		2.67		52
10.16	2.10	4,549	1.50		1.64		2.54		52
10.16	3.34	207,801	0.39		0.53		3.66		52
10.15	2.72	50	0.89		1.03		3.14		52

10.20	3.09	118,460	0.76		0.91		2.85		55
10.19	2.48	1,884	1.36		1.66		2.25		55
10.20	2.33	6,297	1.51		1.66		2.10		55
10.19	3.48	200,543	0.39		0.54		3.23		55
10.19	2.96	56	0.89		1.04		2.74		55

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

High Yield Municipal	A, B, C, Institutional and IR	Non-diversified

Municipal Income and Short Duration Tax-Free	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares of the High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds are sold with a front-end sales charge of up to 4.50%, 3.75% and 1.50%, respectively. Class B Shares of High Yield Municipal, Municipal Income and Short Duration Tax-Free Funds were sold with contingent deferred sales charges that decline from 5.00% to zero, 5.00% to zero, and 2.00% to zero, respectively, depending upon the period of time that shares are held. Class C Shares are sold with a contingent deferred sales charge of 0.65% during the first 12 months. Prior to September 30, 2010, the contingent deferred sales charge for Class C Shares of the Short Duration Tax-Free Fund was 1.00%. Institutional, Class IR and Service Shares are not subject to a sales charge. Class IR Shares of each Fund commenced operations on July 30, 2010.
Goldman Sachs Asset Management, L.P., (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Investment income and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Funds, which may not specifically relate to the Funds, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Non-class specific expenses are allocated daily to each share class of the respective Fund based upon the relative proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent, and Service fees.

D. Redemption Fees — A 2% redemption fee is imposed on the redemption of shares (including by exchange) of the High Yield Municipal Fund held for 60 calendar days or less. For this purpose, the High Yield Municipal Fund uses a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in Capital and are allocated to each share class of the Fund on a pro-rata basis. Prior to October 1, 2010, the Municipal Fixed Income Fund charged a 2% redemption fee on the redemption of shares held for 30 calendar days or less.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F. Inverse Floaters — The Funds may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floaters is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.
The Funds invested in credit default swaps during the period.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

H. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended delivery basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar securities, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The following is a summary of the Funds’ investments categorized in the fair value hierarchy as of March 31, 2011:

High Yield Municipal	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$2,990,546,780	$—
Short-term Investments	6,646,020	58,240,000	—

Total	$6,646,020	$3,048,786,780	$—

Municipal Income	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$559,364,711	$—
Short-term Investments	81,264	11,800,000	—

Total	$81,264	$571,164,711	$—

Short Duration Tax-Free	Level 1	Level 2	Level 3

Assets
Municipal Debt Obligations	$—	$2,349,631,527	$—
Short-term Investments	193,780	32,450,000	—

Total	$193,780	$2,382,081,527	$—

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

High Yield Municipal	0.55%	0.55%	0.50%	0.48%	0.47%	0.53%	0.53%

Municipal Income	0.55	0.50	0.48	0.47	0.46	0.55	0.50 *

Short Duration Tax-Free	0.40	0.36	0.34	0.33	0.32	0.37	0.35 *

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates shown above through at least July 29, 2011. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor, (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

For the fiscal year ended March 31, 2011, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.15% of the average daily net assets attributable to Class B Shares of Short Duration Tax-Free Fund. Effective September 30, 2010, Goldman Sachs agreed to waive a portion of the distribution and service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Tax-Free Fund. These arrangements will remain in place through at least July 29, 2011. Prior to such date Goldman Sachs may not terminate these arrangements without the approval of the trustees.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

High Yield Municipal	$92,100	$—	$—

Municipal Income	50,400	—	—

Short Duration Tax-Free	15,700	—	—

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%. These Other Expense reimbursements will remain in place through at least July 29, 2011, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.
For the fiscal year ended March 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers
		Class B	Class C	Other	Total
	Management	Distribution and	Distribution and	Expense	Expense
Fund	Fee	Service Fee	Service Fee	Reimbursement	Reductions

High Yield Municipal	$—	$—	$—	$555	$555

Municipal Income	320	—	—	314	634

Short Duration Tax-Free	600	— (a)	80	458	1,138

(a)	Amount rounds to less than $1,000.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of March 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

High Yield Municipal	$1,403	$166	$140	$1,709

Municipal Income	251	97	47	395

Short Duration Tax-Free	718	199	146	1,063

G. Line of Credit Facility — As of March 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2011, the Funds did not have any borrowings under the facility.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2011, the Funds entered into credit default swaps. These instruments were used to meet the Funds’ investment objectives and to manage exposure related to the risks below. The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

			Net	Net Change in	Average
			Realized	Unrealized	Number of
Fund	Risk	Statements of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
High Yield Municipal	Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$2,007,374	$(669,742)	2

Municipal Income	Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contract	74,391	—	1

Short Duration Tax-Free	Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contract	260,367	—	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2011.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2011, were as follows:

			Sales and
Fund	Purchases		Maturities

High Yield Municipal	$966,730,641		$1,261,003,325

Municipal Income	88,445,962		106,321,235

Short Duration Tax-Free	1,002,929,308	*	827,976,930 *

*	Includes purchases and sales of U.S. Government Agency Obligations in the amount of $173,504,075 and $314,173,950, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2011, was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$4,872,111	$135,495	$1,187,554
Tax-exempt income	193,947,384	27,236,347	46,868,307

Total distributions	$198,819,495	$27,371,842	$48,055,861

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

7. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2010, was as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Distributions paid from:
Ordinary income	$1,040,521	$39,602	$1,340,551
Tax-exempt income	172,841,119	26,892,122	27,832,397

Total distributions	$173,881,640	$26,931,724	$29,172,948

As of the most recent fiscal year end, March 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Undistributed tax-exempt income — net	$19,807,433	$393,284	$1,288,812

Capital loss carryforward:[1]
Expiring 2012	$—	$(873,613)	$—
Expiring 2013	—	—	(1,176,077)
Expiring 2014	—	—	(4,730,013)
Expiring 2015	(2,478,411)	(3,036,076)	(2,044,683)
Expiring 2016	(220,731,177)	(5,753,929)	—
Expiring 2017	(553,071,659)	(13,220,467)	(12,792)
Expiring 2018	(431,124,617)	(11,494,807)	(451,870)
Expiring 2019	(11,174,752)	(704,599)	—

Total capital loss carryforward	$(1,218,580,616)	$(35,083,491)	$(8,415,435)

Timing differences (post-October losses/income distribution payable/defaulted bond income)	(62,590,629)	(3,290,220)	(1,162,122)
Unrealized gains (losses) — net	(441,427,710)	(16,668,975)	9,625,604

Total accumulated gains (losses) — net	$(1,702,791,522)	$(54,649,402)	$1,336,859

1	Expiration occurs on March 31 of the year indicated. The Municipal Income Fund had capital loss carryforwards of $872,080 which expired in the current fiscal year. The Short Duration Tax-Free Fund utilized $4,498,729 of capital losses in the current fiscal year.

As of March 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	High Yield	Municipal	Short Duration
	Municipal	Income	Tax-Free

Tax cost	$3,496,860,510	$587,914,950	$2,372,649,703

Gross unrealized gain	117,402,785	16,632,581	25,923,103
Gross unrealized loss	(558,830,495)	(33,301,556)	(16,297,499)

Net unrealized security gain (loss)	$(441,427,710)	$(16,668,975)	$9,625,604

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences in the tax treatment of partnership investments, premium amortization and the accretion of market discount.
In order to present certain components of net assets on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

carryforwards, the difference in tax treatment relating to the recognition of income and gains (losses) on certain bonds, partnership investments and swap transactions.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in-Capital	Gain (Loss)	Income (Loss)

High Yield Municipal	$—	$(952,510)	$952,510

Municipal Income	(880,343)	1,077,642	(197,299)

Short Duration Tax-Free	—	45,929	(45,929)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8. OTHER RISKS

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Portfolio Concentration Risk — As a result of certain of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

10. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that, there is no impact requiring adjustment or disclosure in the financial statements.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	High Yield Municipal Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,545,921	$81,257,701	68,343,839	$525,435,645
Shares converted from Class B(a)	98,445	829,510	179,620	1,452,695
Reinvestment of distributions	2,029,239	17,109,158	4,587,049	35,690,374
Shares redeemed	(22,703,249)	(190,002,118)	(171,161,511)	(1,408,772,269)

	(11,029,644)	(90,805,749)	(98,051,003)	(846,193,555)

Class B Shares
Shares sold	43,299	367,133	190,051	1,457,937
Shares converted to Class A(a)	(98,445)	(829,510)	(179,620)	(1,452,695)
Reinvestment of distributions	81,445	686,993	121,259	956,065
Shares redeemed	(759,245)	(6,363,479)	(879,889)	(7,024,151)

	(732,946)	(6,138,863)	(748,199)	(6,062,844)

Class C Shares
Shares sold	2,399,164	20,562,770	2,678,623	21,455,273
Reinvestment of distributions	421,053	3,547,627	482,565	3,818,443
Shares redeemed	(4,803,125)	(40,102,549)	(2,630,085)	(20,940,504)

	(1,982,908)	(15,992,152)	531,103	4,333,212

Institutional Shares
Shares sold	93,879,006	792,106,465	292,910,668	2,389,956,728
Reinvestment of distributions	12,839,609	107,814,165	8,125,850	65,537,184
Shares redeemed	(143,501,250)	(1,187,316,233)	(57,125,260)	(458,880,036)

	(36,782,635)	(287,395,603)	243,911,258	1,996,613,876

Class IR Shares(b)
Shares sold	79,714	681,010	—	—
Reinvestment of distributions	1,159	9,434	—	—
Shares redeemed	(24,495)	(198,700)	—	—

	56,378	491,744	—	—

NET INCREASE (DECREASE)	(50,471,755)	$(399,840,623)	145,643,159	$1,148,690,689

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Municipal Income Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,922,419	$118,413,467	9,185,900	$132,617,354
Shares converted from Class B(a)	49,844	743,298	70,260	1,028,057
Reinvestment of distributions	887,283	13,157,250	919,946	13,279,995
Shares redeemed	(12,849,861)	(189,288,942)	(8,165,596)	(116,999,100)

	(3,990,315)	(56,974,927)	2,010,510	29,926,306

Class B Shares
Shares sold	35,535	533,898	110,859	1,584,488
Shares converted to Class A(a)	(49,844)	(743,298)	(70,260)	(1,028,057)
Reinvestment of distributions	15,222	226,102	20,060	289,293
Shares redeemed	(200,438)	(2,944,855)	(190,830)	(2,770,018)

	(199,525)	(2,928,153)	(130,171)	(1,924,294)

Class C Shares
Shares sold	382,884	5,715,316	546,653	7,925,988
Reinvestment of distributions	45,488	674,427	41,557	600,685
Shares redeemed	(579,406)	(8,466,093)	(283,411)	(4,119,005)

	(151,034)	(2,076,350)	304,799	4,407,668

Institutional Shares
Shares sold	7,280,424	108,315,467	4,765,135	68,553,420
Reinvestment of distributions	288,557	4,258,367	215,735	3,117,717
Shares redeemed	(5,466,244)	(80,143,353)	(5,481,121)	(79,232,601)

	2,102,737	32,430,481	(500,251)	(7,561,464)

Service Shares
Shares sold	—	—	381	5,188
Reinvestment of distributions	48	716	57	827
Shares redeemed	(8,659)	(124,412)	(3,739)	(55,761)

	(8,611)	(123,696)	(3,301)	(49,746)

Class IR Shares(b)
Shares sold	8,433	129,029	—	—
Reinvestment of distributions	168	2,428	—	—
Shares redeemed	—	—	—	—

	8,601	131,457	—	—

NET INCREASE	(2,238,147)	$(29,541,188)	1,681,586	$24,798,470

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2011

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Short Duration Tax-Free Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	March 31, 2011		March 31, 2010
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	60,601,744	$637,645,260	103,632,204	$1,079,170,770
Shares converted from Class B(a)	—	—	1,209	12,422
Reinvestment of distributions	1,118,325	11,741,716	860,216	8,959,669
Shares redeemed	(81,359,249)	(853,651,829)	(40,224,280)	(419,214,830)

	(19,639,180)	(204,264,853)	64,269,349	668,928,031

Class B Shares
Shares sold	—	—	—	—
Shares converted to Class A(a)	—	—	(1,211)	(12,422)
Reinvestment of distributions	260	2,881	410	4,257
Shares redeemed	(21,664)	(226,852)	(13,096)	(137,077)

	(21,404)	(223,971)	(13,897)	(145,242)

Class C Shares
Shares sold	1,716,309	18,040,737	2,905,076	30,243,709
Reinvestment of distributions	31,749	333,196	21,030	218,743
Shares redeemed	(1,820,527)	(19,087,542)	(610,693)	(6,363,473)

	(72,469)	(713,609)	2,315,413	24,098,979

Institutional Shares
Shares sold	134,548,199	1,414,855,798	145,002,863	1,510,047,555
Reinvestment of distributions	1,694,026	17,775,693	1,050,171	10,942,528
Shares redeemed	(108,720,423)	(1,139,702,812)	(47,913,715)	(500,431,821)

	27,521,802	292,928,679	98,139,319	1,020,558,262

Service Shares
Shares sold	946,315	10,002,517	4,149,690	43,483,229
Reinvestment of distributions	34,629	363,407	9,571	100,243
Shares redeemed	(3,443,686)	(36,182,454)	(2,390)	(24,986)

	(2,462,742)	(25,816,530)	4,156,871	43,558,486

Class IR Shares(b)
Shares sold	7,314	76,624	—	—
Reinvestment of distributions	34	354	—	—
Shares redeemed	—	—	—	—

	7,348	76,978	—	—

NET INCREASE	5,333,355	$61,986,694	168,867,055	$1,756,998,516

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on July 30, 2010.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Municipal Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs High Yield Municipal Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated January 16, 2007 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2011

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	High Yield Municipal Fund				Municipal Income Fund				Short Duration Tax-Free Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	10/01/10	3/31/11		3/31/11*	10/01/10	3/31/11		3/31/11*	10/01/10	3/31/11		3/31/11*
Class A
Actual	$1,000	$932.00		$4.38	$1,000	$947.80		$4.27	$1,000	$996.20		$3.63
Hypothetical 5% return	1,000	1,020.39	+	4.58	1,000	1,020.54	+	4.43	1,000	1,021.29	+	3.68

Class B
Actual	1,000	928.50		7.98	1,000	944.20		7.95	1,000	993.20		6.61
Hypothetical 5% return	1,000	1,016.65	+	8.35	1,000	1,016.75	+	8.25	1,000	1,018.30	+	6.69

Class C
Actual	1,000	928.60		7.98	1,000	944.30		7.90	1,000	994.30		6.51
Hypothetical 5% return	1,000	1,016.65	+	8.35	1,000	1,016.80	+	8.20	1,000	1,018.40	+	6.59

Institutional
Actual	1,000	933.60		2.75	1,000	949.40		2.62	1,000	997.90		1.94
Hypothetical 5% return	1,000	1,022.09	+	2.87	1,000	1,022.24	+	2.72	1,000	1,022.99	+	1.97

Service
Actual	N/A	N/A		N/A	1,000	947.30		5.05	1,000	995.40		4.48
Hypothetical 5% return	N/A	N/A	+	N/A	1,000	1,019.75	+	5.24	1,000	1,020.44	+	4.53

Class IR
Actual	1,000	933.50		3.13	1,000	949.40		3.04	1,000	997.40		2.34
Hypothetical 5% return	1,000	1,021.69	+	3.28	1,000	1,022.59	+	2.37	1,000	1,022.59	+	2.37

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR

High Yield Municipal	0.91%	1.66%	1.66%	0.57%	N/A	0.66%
Municipal Income	0.88	1.63	1.63	0.54	1.04%	0.63
Short Duration Tax-Free	0.73	1.33	1.31	0.39	0.89	0.48

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	96	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 50	Trustee	Since 2010	Mr. Burke is retired (since 2010). Formerly, he was Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 61	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee of Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Joseph P. LoRusso Age: 53	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

Richard P. Strubel Age: 71	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	96	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1,2]	with the Trust	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
James A. McNamara* Age: 48	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of May 31, 2011.
[2]	From 2000 until September 30, 2010, Patrick T. Harker also served as Trustee of the Trust and of the Goldman Sachs Mutual Fund Complex. Mr. Harker resigned from these positions on September 30, 2010.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of May 31, 2011, the Trust consisted of 83 portfolios, Goldman Sachs Variable Insurance Trust consisted of 11 portfolios and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 48	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 43	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 39	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

Goldman Sachs Municipal Fixed Income Funds — Tax Information (Unaudited)

During the fiscal year ended March 31, 2011, 97.55%, 99.50%, and 97.53% of the distributions from net investment income paid by the High Yield Municipal, the Municipal Income, and the Short Duration Tax-Free Funds, respectively, were exempt-interest dividends and as such, are not subject to U.S. Federal income tax.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $717.1 billion in assets under management as of December 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fundsm
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund

Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2009 year-end assets. Ranked 9th in total assets worldwide. Pensions&Investments, June 2010.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
The Goldman Sachs Technology Tollkeeper Fundsm and Financial Square Fundssm are registered service marks of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

IRS Circular 230 Disclosure: Goldman Sachs does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters is not intended or written to be used, and cannot be used, for the purpose of avoiding penalties imposed on the relevant taxpayer. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 52945.MF.MED.TMPL/5/2011 TFFIAR11 / 27k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:	$2,473,500	$2,655,758	Financial Statement audits.

• PricewaterhouseCoopers LLP (“PwC”)

Audit-Related Fees:	$30,972	$116,245	Other attest services.

• PwC

Tax Fees:	$483,335	$729,246	Tax compliance services provided in connection with the preparation and review of registrant’s tax return. For 2011 and 2010, $28,275 and $74,833 represent fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

• PwC

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered

Audit-Related Fees:	$1,333,000	$1,312,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

• PwC

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended March 31, 2011 and March 31, 2010 were approximately $514,307 and $845,491 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 2, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	June 2, 2011